THE JAMESTOWN BALANCED FUND
No Load Mutual Fund



Annual Report
March 31, 1998




Investment Adviser
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
1.804.288.0404



Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.443.4249

                           THE JAMESTOWN BALANCED FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998

Performance of The Jamestown Balanced Fund

The twelve months ending March 31, 1998, were rewarding ones for The Jamestown Balanced Fund in both absolute results as well as in relative results. For the year, your fund returned 32.4% after expenses versus 29.0% for the comparable Lipper Balanced Index. The Standard & Poor's Index was up 48% for the same 12 month period with your fund invested approximately two-thirds in stocks and one-third in bonds and cash.

The sectors outperforming the market were finance, communication services, and consumer cyclicals in particular, with capital goods, health care, and technology slightly ahead of the S&P. Those sectors lagging the market were consumer staples, transportation, utility, energy, and basic industries. Your fund was well represented in the finance, technology, and consumer staples sectors. We had underweightings in the communication services, utility, and transportation sectors.

For the past three years, the Jamestown Balanced Fund has appreciated at an annualized rate of 22.2%, well ahead of the Lipper Balanced Fund Index of 19.9%. With the stock market now selling at lofty price-to-earnings multiples (25x), it is dangerous to be lulled into a belief that these strong returns will continue each year. There will be a regression to the mean, i.e., a market correction, but with interest rates and inflation rates staying low, we are hopeful that this market can continue for at least a short period. Inflation appears to be very well contained, and the same can be said for the wage component of the consumer price index.

As in the past several years, the bond market portion of your fund provided positive returns. The Lehman Intermediate Index was up 9.7%. While lagging the returns of the stock portion, bonds provide an excellent source of funds for equity employment should we see a significant market correction.

We will continue to invest in high quality stocks--those with low debt to equity and strong earnings trends in place. Should we see a market correction in the near future, we believe it will not be a significant one given the continued "Goldilocks" fundamentals of the current economy.

For a comparison of the fund's performance since inception versus the Standard & Poor's 500 Index and the Consumer Price Index, please refer to the chart below.

THE JAMESTOWN BALANCED FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index.


        STANDARD & POOR'S 500 INDEX:           THE JAMESTOWN BALANCED FUND:

                   QTRLY                                    QTRLY
DATE              RETURN       BALANCE      DATE            RETURN     BALANCE

07/03/89                        10,000      07/03/89                   10,000
09/30/89          10.71%        11,071      09/30/89         0.00%     10,000
12/31/89           2.06%        11,299      12/31/89         6.25%     10,625
03/31/90          -3.00%        10,960      03/31/90        -2.62%     10,347
06/30/90           6.28%        11,648      06/30/90         4.90%     10,853
09/30/90         -13.75%        10,047      09/30/90        -9.33%      9,841
12/31/90           8.97%        10,948      12/31/90         5.17%     10,350
03/31/91          14.53%        12,539      03/31/91         9.96%     11,380
06/30/91          -0.23%        12,510      06/30/91        -0.91%     11,277
09/30/91           5.35%        13,179      09/30/91         5.12%     11,854
12/31/91           8.38%        14,284      12/31/91         6.97%     12,681
03/31/92          -2.53%        13,922      03/31/92        -2.03%     12,423
06/30/92           1.90%        14,187      06/30/92         2.03%     12,675
09/30/92           3.15%        14,634      09/30/92         4.46%     13,241
12/31/92           5.03%        15,370      12/31/92         3.74%     13,736
03/31/93           4.36%        16,040      03/31/93         1.75%     13,976
06/30/93           0.48%        16,117      06/30/93        -0.26%     13,941
09/30/93           2.58%        16,533      09/30/93         2.49%     14,287
12/31/93           2.32%        16,916      12/31/93         0.32%     14,333
03/31/94          -3.79%        16,275      03/31/94        -1.58%     14,107
06/30/94           0.42%        16,343      06/30/94         0.91%     14,235
09/30/94           4.88%        17,141      09/30/94         1.64%     14,469
12/31/94          -0.02%        17,137      12/31/94        -0.83%     14,349
03/31/95           9.74%        18,807      03/31/95         8.67%     15,594
06/30/95           9.55%        20,602      06/30/95         7.60%     16,779
09/30/95           7.95%        22,239      09/30/95         5.50%     17,702
12/31/95           6.02%        23,578      12/31/95         4.75%     18,542
03/31/96           5.37%        24,844      03/31/96         3.27%     19,148
06/30/96           4.49%        25,959      06/30/96         3.05%     19,731
09/30/96           3.09%        26,761      09/30/96         2.41%     20,207
12/31/96           8.34%        28,992      12/31/96         6.21%     21,462
03/31/97           2.68%        29,769      03/31/97         0.18%     21,501
06/30/97          17.46%        34,966      06/30/97        11.31%     23,932
09/30/97           7.49%        37,585      09/30/97         4.97%     25,121
12/31/97           2.87%        38,665      12/31/97         2.43%     25,731
03/31/98          13.95%        44,059      03/31/98        10.65%     28,471



CONSUMER PRICE INDEX:

                                            QTRLY
DATE                    RETURN            BALANCE

07/03/89                                   10,000
09/30/89                 0.75%             10,075
12/31/89                 1.00%             10,176
03/31/90                 2.01%             10,380
06/30/90                 0.90%             10,474
09/30/90                 1.71%             10,653
12/31/90                 1.71%             10,835
03/31/91                 0.90%             10,933
06/30/91                 0.40%             10,977
09/30/91                 0.60%             11,043
12/31/91                 0.90%             11,142
03/31/92                 0.70%             11,221
06/30/92                 0.80%             11,311
09/30/92                 0.70%             11,390
12/31/92                 0.80%             11,481
03/31/93                 0.90%             11,585
06/30/93                 0.60%             11,654
09/30/93                 0.40%             11,701
12/31/93                 0.70%             11,783
03/31/94                 0.50%             11,842
06/30/94                 0.60%             11,913
09/30/94                 0.90%             12,020
12/31/94                 0.60%             12,093
03/31/95                 0.80%             12,190
06/30/95                 0.90%             12,300
09/30/95                 0.40%             12,349
12/31/95                 0.50%             12,411
03/31/96                 0.80%             12,510
06/30/96                 1.10%             12,649
09/30/96                 0.44%             12,704
12/31/96                 0.82%             12,809
03/31/97                 0.69%             12,897
06/30/97                 0.19%             12,922
09/30/97                 0.44%             12,978
12/31/97                 0.62%             13,059
03/31/98                 0.12%             13,075

The Jamestown Balanced Fund Average Total Returns
 1 Year         5 Years        Since Inception*
28.40%          14.58%         12.31%
*Initial public offering of shares was July 3, 1989.

Past performance is not predictive of future performance.

                          THE JAMESTOWN BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998


ASSETS
            Investments in securities:
                        At acquisition cost                                       $     70,033,530
                                                                                  ================
                        At value (Note 1)                                         $     96,403,552
            Investments in repurchase agreements (Note 1)                                4,833,000
            Cash                                                                               589
            Receivable for securities sold                                                 977,601
            Receivable for capital shares sold                                             304,390
            Interest receivable                                                            365,450
            Dividends receivable                                                            38,913
            Other assets                                                                     6,639
                                                                                  ----------------
                        TOTAL ASSETS                                                   102,930,134
                                                                                  ----------------

LIABILITIES

            Dividends payable                                                               30,345
            Distributions payable                                                          178,789
            Payable for securities purchased                                             1,197,219
            Payable for capital shares redeemed                                             25,180
            Accrued advisory fees (Note 3)                                                  54,647
            Accrued administration fees (Note 3)                                            13,950
            Other accrued expenses                                                          21,717
                                                                                  ----------------
                        TOTAL LIABILITIES                                                1,521,847
                                                                                  ----------------

NET ASSETS                                                                        $    101,408,287
                                                                                  ================

Net assets consist of:
Paid-in capital                                                                   $     75,047,485
Distributions in excess of net realized gains                                              (12,198)
Undistributed net investment income                                                          2,978
Net unrealized appreciation on investments                                              26,370,022
                                                                                  ----------------
            Net assets                                                            $    101,408,287
                                                                                  ================

Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                    5,835,774
                                                                                  ================

Net asset value, offering price and redemption price per share (Note 1)           $          17.38
                                                                                  ================


See accompanying notes to financial statements.




                                              THE JAMESTOWN BALANCED FUND

                                               STATEMENT OF OPERATIONS

                                              Year Ended March 31, 1998


INVESTMENT INCOME
         Interest                                                                    $    1,980,449
         Dividends                                                                          686,177
                                                                                      -------------
                  TOTAL INVESTMENT INCOME                                                 2,666,626
                                                                                      -------------
EXPENSES
         Investment advisory fees (Note 3)                                                  561,887
         Administrative fees (Note 3)                                                       148,539
         Professional fees                                                                   14,021
         Custodian fees                                                                      13,983
         Registration fees                                                                   11,035
         Pricing costs                                                                        7,026
         Trustees' fees and expenses                                                          5,405
         Postage and supplies                                                                 4,281
         Insurance expense                                                                    4,163
         Printing of shareholder reports                                                      1,920
         Other expenses                                                                       6,860
                                                                                    ---------------
                  TOTAL EXPENSES                                                            779,120
         Expenses reimbursed through a directed
            brokerage arrangement (Note 4)                                                 (24,000)
                                                                                     --------------
                  NET EXPENSES                                                              755,120
                                                                                      -------------

NET INVESTMENT INCOME                                                                     1,911,506
                                                                                     --------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
         Net realized gains from security transactions                                    9,533,601
         Net change in unrealized appreciation/depreciation
            on investments                                                               12,603,990
                                                                                     --------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                         22,137,591
                                                                                        -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                           $   24,049,097
                                                                                        ===========


See accompanying notes to financial statements.

                           THE JAMESTOWN BALANCED FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997
                                                                                      Year            Year
                                                                                     Ended           Ended
                                                                                 March 31,       March 31,
                                                                                      1998            1997
FROM OPERATIONS:
  Net investment income                                                      $   1,911,506    $  1,532,966
  Net realized gains from security transactions                                  9,533,601       3,339,264
  Net change in unrealized appreciation/depreciation
    on investments                                                              12,603,990       2,746,030
                                                                             -------------    ------------
Net increase in net assets from operations                                      24,049,097       7,618,260
                                                                             -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                    (1,934,092)     (1,518,758)
  From net realized gains from security transactions                           (10,800,423)     (4,545,144)
                                                                             -------------    ------------
Decrease in net assets from distributions to shareholders                      (12,734,515)     (6,063,902)
                                                                             -------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                     17,601,307       9,763,400
  Net asset value of shares issued in reinvestment
    of distributions to shareholders                                            12,174,707       5,853,635
  Payments for shares redeemed                                                 (10,335,880)     (8,094,099)
                                                                             -------------    ------------
Net increase in net assets from capital share transactions                      19,440,134       7,522,936
                                                                             -------------    ------------

TOTAL INCREASE IN NET ASSETS                                                    30,754,716       9,077,294

NET ASSETS:
  Beginning of year                                                             70,653,571      61,576,277
                                                                             -------------    ------------
  End of year - (including undistributed net investment
    income of $2,978 and $25,564, respectively)                              $ 101,408,287    $ 70,653,571
                                                                             =============    ============


Capital share activity:

  Sold                                                                           1,041,126         631,119
  Reinvested                                                                       735,126         383,386
  Redeemed                                                                        (599,080)       (526,294)
                                                                             -------------    ------------
  Net increase in shares outstanding                                             1,177,172         488,211
  Shares outstanding, beginning of year                                          4,658,602       4,170,391
                                                                             -------------    ------------
  Shares outstanding, end of year                                                5,835,774       4,658,602
                                                                             =============    ============


See accompanying notes to financial statements.

                          THE JAMESTOWN BALANCED FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                              Years Ended March 31,
                                                            1998           1997           1996           1995       1994
Net asset value at beginning of year                      $15.17         $14.77         $12.76         $12.15         $12.49
                                                         -------        -------        -------        -------        -------
Income from investment operations:
  Net investment income                                     0.37           0.35           0.36           0.33           0.30
  Net realized and unrealized gains (losses)
    on investments                                          4.31           1.45           2.50           0.90          (0.18)
                                                         -------        -------        -------        -------        -------
Total from investment operations                            4.68           1.80           2.86           1.23           0.12
                                                         -------        -------        -------        -------        -------

Less distributions:
  Dividends from net investment income                     (0.37)         (0.35)         (0.36)         (0.33)         (0.30)
  Distributions from net realized gains                    (2.10)         (1.05)         (0.49)         (0.29)         (0.16)
                                                         -------        -------        -------        -------        -------
Total distributions                                        (2.47)         (1.40)         (0.85)         (0.62)         (0.46)
                                                         -------        -------        -------        -------        -------

Net asset value at end of year                            $17.38         $15.17         $14.77         $12.76         $12.15
                                                         =======        =======        =======        =======        =======
Total return                                               32.42%         12.29%         22.79%         10.54%          0.94%
                                                         =======        =======        =======        =======        =======
Net assets at end of year (000's)                       $101,408        $70,654        $61,576        $52,062        $46,928
                                                        ========        =======        =======        =======        =======
Ratio of gross expenses to average net assets               0.90%          0.91%          0.93%          0.99%          1.01%

Ratio of net expenses to average net assets (a)             0.87%          0.87%          0.88%          0.96%          0.98%

Ratio of net investment income to average net assets        2.21%          2.31%          2.52%          2.72%          2.47%

Portfolio turnover rate                                       90%            58%            72%            95%           123%

Average commission rate per share                        $0.0681        $0.0667             --             --             --

(a)Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).


See accompanying notes to financial statements.

                      THE JAMESTOWN BALANCED FUND

                      PORTFOLIO OF INVESTMENTS

                           March 31, 1998

Shares                                                                Value
              COMMON STOCKS - 67.0%
              Advertising - 1.1%
18,000          Interpublic Group of Companies, Inc.                  $ 1,118,250
                                                                      -----------

              Chemicals - 2.0%
24,500          Air Products & Chemicals, Inc.                          2,030,438
                                                                      -----------

              Commercial Banking - 5.2%
25,300          Fannie Mae                                              1,600,225
33,400          First Union Corporation                                 1,895,450
25,000          NationsBank Corporation                                 1,823,438
                                                                      -----------
                                                                        5,319,113
                                                                      -----------
              Communications - 5.7%
61,000          Equifax, Inc.                                           2,226,500
11,500          Lucent Technologies, Inc.                               1,470,562
42,000          MCI Communications                                      2,079,000
                                                                      -----------
                                                                        5,776,062
                                                                      -----------

              Computers/Computer Technology Services - 8.0%
21,000          Cisco Systems, Inc. (a)                                 1,435,875
28,200          Computer Sciences Corporation (a)                       1,551,000
39,400          Diebold, Inc.                                           1,733,600
17,900          Intel Corporation                                       1,397,319
33,000          Sundstrand Corporation                                  1,996,500
                                                                      -----------
                                                                        8,114,294
                                                                      -----------
              Consumer Products - 14.5%
30,000          Avon Products, Inc.                                     2,340,000
15,000          Cendant Corporation (a)                                   594,375
38,200          Crane Company                                           2,024,600
27,000          General Electric Company                                2,327,063
12,000          Gillette Company                                        1,424,250
27,000          Kimberly-Clark Corporation                              1,353,375
23,000          Lilly (Eli) & Company                                   1,371,375
11,000          Procter & Gamble Company                                  928,125
35,000          Sherwin Williams Company                                1,242,500
42,000          Sysco Corporation                                       1,076,250
                                                                      -----------
                                                                       14,681,913
                                                                      -----------
              Drugs/Medical Equipment - 5.2%
22,000           Abbott Laboratories                                    1,656,875
10,000           Merck and Company, Inc.                                1,283,750
28,000           Schering-Plough Corporation                            2,287,250
                                                                      -----------
                                                                        5,227,875
                                                                      -----------

Shares                                                                      Value
               COMMON STOCKS - Continued
               Electronics - 1.6%
 25,000          Hewlett-Packard Company                             $  1,584,375
                                                                      -----------

               Entertainment - 0.7%
  6,400          Walt Disney Company                                      683,200
                                                                      -----------

               Fire Systems - 2.3%
 42,000          Tyco International Ltd.                                2,294,250
                                                                      -----------

               Food Productions - 1.5%
 48,000          Conagra, Inc.                                          1,542,000
                                                                      -----------

               Funeral Services - 1.6%
 39,500          Service Corporation International                      1,676,281
                                                                      -----------

               Health Care Centers - 1.0%
 38,000          HealthSouth Corporation (a)                            1,066,375
                                                                      -----------

               Hotels - 1.9%
105,000          Choice Hotel International, Inc. (a)                   1,929,375
                                                                      -----------

               Insurance - 5.1%
 11,000          American International Group                           1,385,313
 33,300          Conseco, Inc.                                          1,885,612
 21,000          Jefferson-Pilot Corporation                            1,867,688
                                                                      -----------
                                                                        5,138,613
                                                                      -----------
               Oil and Gas Drilling - 5.4%
 31,000          Coastal Corporation                                    2,018,875
 25,600          Schlumberger Ltd.                                      1,939,200
 24,600          Texaco, Inc.                                           1,482,150
                                                                      -----------
                                                                        5,440,225
                                                                      -----------
               Oil Field Machinery and Equipment - 1.7%
 36,500          Dresser Industries, Inc.                               1,754,281
                                                                      -----------

               Retail Stores - 2.5%
 50,000          AutoZone, Inc. (a)                                     1,693,750
 20,000          Circuit City Stores, Inc.                                855,000
                                                                      -----------
                                                                        2,548,750
                                                                      -----------

               Total Common Stocks (Cost $41,718,591)                $ 67,925,670
                                                                      -----------

Par Value                                                                   Value
               U.S. TREASURY & AGENCY OBLIGATIONS - 6.6%
               U.S. Treasury Notes - 6.0%
$1,075,000       7.75%, due 11/30/1999                               $  1,111,109
 2,050,000       6.50%, due 05/31/2001                                  2,099,651
 2,935,000       5.625%, due 02/15/2006                                 2,912,518
                                                                      -----------
                                                                        6,123,278
                                                                      -----------

               U.S. Treasury Inflation-Protection Notes - 0.6%
   393,518       3.625%, due 07/15/2002                                   389,583
   209,094       3.375%, due 01/15/2007                                   202,723
                                                                      -----------
                                                                          592,306
                                                                      -----------

               Total U.S. Treasury & Agency Obligations
                 (Cost $6,702,500)                                    $ 6,715,584
                                                                      -----------

               MORTGAGE-BACKED SECURITIES - 7.0%
               Federal Home Loan Mortgage Corporation - 2.0%
$  243,617       Pool #G50153, 4.50%, due 05/01/1999                  $   242,821
   489,144       Pool #1490-PE, 5.75%, due 07/15/2006                     488,072
   592,033       Pool #1561-ZB, 6.00%, due 08/15/2006                     592,033
   475,000       Pool #1471, 7.00%, due 03/15/2008                        488,357
   175,000       Pool #1655-HB, 6.50%, due 10/01/2008                     176,475
    59,531       Pool #162-E, 7.00%, due  01/15/2020                       59,419
                                                                      -----------
                                                                        2,047,177
                                                                      -----------

               Federal National Mortgage Association - 2.5%
   388,338       Pool #73718, 7.23%, due 11/01/2003                       406,177
   348,674       Pool #375448, 6.66%, due 10/01/2004                      356,846
   400,000       Series #93-63-PE, 6.25%, due 06/25/2005                  400,248
   621,957       Pool #375296, 6.92%, due 08/01/2007                      648,973
   201,292       Pool #70, 8.50%, due 01/01/2012                          211,811
   178,976       Series #88-29-B, 9.50%, due 12/25/2018                   193,125
   295,632       Series #90-35-E, 9.50%, due 04/25/2020                   320,113
                                                                      -----------
                                                                        2,537,293
                                                                      -----------

               Government National Mortgage Association - 1.1%
   520,013       Pool #343536, 7.50%, due 02/15/2023                      534,485
   606,243       Pool #8482, 7.00%, adjustable rate, due 08/20/2024       621,496
                                                                      -----------
                                                                        1,155,981
                                                                      -----------

               Student Loan Marketing Association - 0.9%
   875,000       Series #98-1-A1, 5.173%, due 01/25/2007                  875,137
                                                                      -----------

Par Value                                                                   Value
               MORTGAGE-BACKED SECURITIES - Continued
               Other Mortgage-Backed Securities - 0.5%
                 Lehman Brothers Mortgage Trust #91-2-A1,
$   76,671         8.00%, due 03/20/1999                              $    77,270
               Morgan Stanley Capital I #97-XL1-A1,
   360,857         6.59%, due 10/03/2030                                  367,397
                                                                      -----------
                                                                          444,667
                                                                      -----------

               Total Mortgage-Backed Securities (Cost $6,981,572)     $ 7,060,255
                                                                      -----------

               ASSET-BACKED SECURITIES - 2.1%
               Advanta Mortgage Loan Trust #92-2-A2,
$  351,053       7.03%, due 03/25/2011                                $   351,860
               AFG Receivables Trust #95-A-A,
   106,201       6.15%, due 09/15/2000                                    106,286
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
   391,564       8.45%, due 11/15/2010                                    407,349
               Green Tree Financial Corporation #98-A,
   500,000       6.18%, due 04/01/2018                                    498,900
               Nomura Asset Securities Corporation #98-D6-A1B,
   475,000       6.59%, due 03/15/2030                                    481,457
               NationsCredit Grantor Trust #96-1-A,
   277,240       5.85%, due 09/15/2011                                    275,355
                                                                      -----------
               Total Asset-Backed Securities (Cost $2,124,391)        $ 2,121,207
                                                                      -----------


               CORPORATE BONDS - 12.4%
               Beneficial Corporation Medium Term Notes,
$  275,000       9.35%, due 03/15/2001                                $   297,946
               Caterpillar Financial Services Medium Term Notes,
   450,000       6.80%, due 06/15/1999                                    454,932
               Chrysler Financial Corporation,
 1,000,000       5.90%, due 01/26/2001                                    995,120
               Enron Corporation,
   750,000       6.45%, due 11/15/2001                                    752,895
               Equity Residential Properties,
   875,000       6.65%, due 11/15/2003                                    877,765
               Finova Capital Corporation,
 1,000,000       6.25%, due 08/15/2000                                  1,002,590
               Ford Motor Credit Medium Term Notes,
   225,000       7.55%, due 07/19/1999                                    229,617
   280,000       5.99%, due 02/27/2001                                    279,135

Par Value                                                                   Value
               CORPORATE BONDS - Continued
               GMAC Medium Term Notes,
$525,000          6.65%, due 05/24/2000                               $   531,431
                International Paper Company,
 735,000          8.68%, due 09/14/2001                                   794,491
                International Lease Finance Corporation,
 425,000          6.42%, due 09/11/2000                                   428,268
                International Lease Finance Corporation Medium Term Notes,
 425,000          6.55%, due 09/15/2000                                   429,509
                KeyCorp Medium Term Notes,
 675,000          6.75%, due 05/29/2001                                   684,909
                Merrill Lynch and Company Medium Term Notes,
 410,000          7.26%, due 03/25/2002                                   414,502
                National City Corporation,
 575,000          7.20%, due 05/15/2005                                   602,117
                NationsBank Medium Term Notes,
 500,000          5.80%, due 01/31/2001                                   496,795
                Northern Trust Corporation Medium Term Notes,
 100,000          9.00%, due 05/15/1998                                   100,347
                Norwest Financial, Inc.,
 140,000          6.05%, due 11/19/1999                                   140,354
                Norfolk Southern Corporation,
 210,000          7.35%, due 05/15/2007                                   223,507
                SBC Communications, Inc.
 400,000          6.875%, due 08/15/2006                                  417,540
 185,000          6.625%, due 11/01/2009                                  189,327
                Sears Roebuck Acceptance Corporation,
 400,000          6.99%, due 09/30/2002                                   411,172
                Southern California Edison Company,
 700,000          6.17%, due 03/25/2003                                   704,060
                Suntrust Banks,
 310,000          6.125%, due 02/15/2004                                  307,424
                TRW, Inc.,
 400,000          6.25%, due 01/15/2010                                   387,592
                Union Camp Corporation,
 425,000          6.50%, due 11/15/2007                                   427,491
                                                                      -----------
                Total Corporate Bonds (Cost $12,506,476)             $ 12,580,836
                                                                      -----------

                Total Investments at Value
                  (Cost $70,033,530) - 95.1%                         $ 96,403,552
                                                                      -----------

   Face
  Amount                                                                    Value
                REPURCHASE AGREEMENTS (b) - 4.8%
                Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
$4,833,000        repurchase proceeds $4,833,705 (Cost $4,833,000)   $  4,833,000

                  Total Investments and Repurchase Agreements
                                        at Value - 99.9%             $101,236,552

                  Other Assets in Excess of Liabilities - 0.1%            171,735
                                                                        ---------

                  Net Assets - 100.0%                                $101,408,287
                                                                     ============


(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $4,950,276.


See accompanying notes to financial statements.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on July 3, 1989.

The Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market, and common stocks of the Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with tax regulations. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilites at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $70,046,130 as of March 31, 1998:

  Gross unrealized appreciation....................................$26,558,490
  Gross unrealized depreciation....................................   (201,068)
                                                                   ------------
  Net unrealized appreciation..................................... $26,357,422
                                                                  =============

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $79,927,043 and $74,274,121, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $250 million; .60% of the next $250 million of such net assets; and .55% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Balanced Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





                                                           Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

THE JAMESTOWN BOND FUND
No Load Mutual Fund



Annual Report
March 31, 1998




Investment Adviser
Tattersall Advisory Group, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
1.804.288.0404



Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.443.4249

                             THE JAMESTOWN BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998



PERFORMANCE OF THE JAMESTOWN BOND FUND

FISCAL YEAR ENDED MARCH 31, 1998
There is something about the beginning of a year that encourages thoughts of a slowdown. It could be that after the normal Christmas retail frenzy, consumers are expected to be "spent out." Or it could be that during the inclement weather of the winter months, consumers are supposed to stay at home. Not only did they not stay at home, but they were out buying homes! During the so-called slow months, housing activity soared in response to the unbeatable combination of unusually mild weather and low interest rates. Consumer and business spending more than offset the Asian-induced weakness from the trade sector so that the economy is on track to turn in a 1st quarter performance that will most likely exceed the 3% level. Activity in Europe was also brisk, with inflation as elusive there as it is in the U.S. Interest rates fell for all G-7 countries with rates in Japan and the U.S. falling the least. With interest rates basically unchanged for the first quarter of 1998, the bond market's performance was dominated by coupon return. The Jamestown Bond Fund's Institutional Shares provided a return of 12.06% for the fiscal year ended March 31, 1998, and the Service Group Shares provided a return of 8.55% for the period from October 2, 1998 through March 31, 1998. For the year ended March 31, 1998, the Lehman Aggregate Index returned 11.99% while the Lehman Government/Corporate Index returned 12.39%.

With no clear trend in the direction of rates, duration strategy for us or for any manager was a non-event as sectors saw all of the action. Battered by huge new issuance and Asian credit concerns, corporates started the year with historically attractive yield spreads versus Treasuries, reached a peak in late January, before narrowing again with the help of decent earnings reports and a strong stock market. Our strategy was to be overweighted in corporates relative to the Index. We were also overweighted in mortgages. This sector was initially hurt by the acceleration in prepayment speeds, an event for which we had prepared the portfolio, but began to outperform as low interest rate volatility helped to calm investors' concerns. The asset-backed market outperformed Treasuries, which was quite an accomplishment considering the huge amount of new issues the market was forced to digest during the quarter. Closed-end funds basically held their own.

LOOKING AHEAD
We expect the market to establish a trend before this year ends, and that trend will most likely be to lower rates. Between now and then, however, the market will stay on edge purely from inflation worries associated with a strong economy. The Federal Reserve should remain firmly on hold. The risk to bond holders is that domestic demand remains too strong and the effect of the Asian slowdown too weak for the Federal Reserve to pursue price stability with unchanged interest rates. The latest unemployment report should help to mitigate this risk, and we expect to extend the duration if more weakness materializes.

As opposed to this time last year when we were frustrated by the lack of opportunity in sectors, we are energized by what we see this year. Having claimed victory in the first quarter with long industrials and REITS, we start the second quarter equally weighted in corporates versus the Index. We will watch carefully the trend of corporate earnings, realizing that the stock market, and thus, corporate spreads are vulnerable to negative surprises. We are currently overweighted in the mortgage sector with an emphasis on those securities that are protected from prepayments. This strategy has worked well since the end of last year, and we expect it to continue to work well with call protection priced as cheaply as it is. Asset-backed securities provide another cheap source of prepayment protection and we plan to remain overweighted in this sector as well. Finally, we expect closed-end funds to continue to provide a steady source of outperformance as prices converge to net asset values.

Although interest rates are essentially unchanged so far this year, there certainly have been opportunities to outperform the bond market. We not only expect these opportunities to continue, but we intend to fully participate in all of them.

THE JAMESTOWN BOND FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Bond Fund, the Lehman Government/Corporate Index, the Lehman Aggregate Index and the Consumer Price Index.

LINE CHART:
           LEHMAN GOVERNMENT/                   THE JAMESTOWN BOND FUND:
           CORPORATE INDEX:

                QTRLY                                       QTRLY
DATE           RETURN         BALANCE           DATE       RETURN       BALANCE
12/31/90                       10,000       12/31/90                    10,000
03/31/91        2.52%          10,252       03/31/91        1.63%       10,163
06/30/91        1.78%          10,434       06/30/91        1.39%       10,305
09/30/91        4.77%          10,932       09/30/91        5.02%       10,822
12/31/91        5.33%          11,515       12/31/91        5.18%       11,382
03/31/92       -1.50%          11,342       03/31/92       -1.49%       11,213
06/30/92        4.06%          11,803       06/30/92        3.35%       11,588
09/30/92        4.88%          12,379       09/30/92        3.83%       12,033
12/31/92        0.07%          12,387       12/31/92        0.27%       12,065
03/31/93        4.66%          12,965       03/31/93        3.81%       12,524
06/30/93        3.01%          13,355       06/30/93        2.26%       12,807
09/30/93        3.32%          13,798       09/30/93        2.22%       13,091
12/31/93       -0.29%          13,758       12/31/93        0.25%       13,124
03/31/94       -3.15%          13,325       03/31/94       -2.55%       12,789
06/30/94       -1.24%          13,160       06/30/94       -1.04%       12,656
09/30/94        0.50%          13,225       09/30/94        0.51%       12,719
12/31/94        0.37%          13,274       12/31/94        0.26%       12,752
03/31/95        4.98%          13,935       03/31/95        4.87%       13,372
06/30/95        6.49%          14,840       06/30/95        5.87%       14,157
09/30/95        1.91%          15,123       09/30/95        2.45%       14,505
12/31/95        4.66%          15,828       12/31/95        4.49%       15,156
03/31/96       -2.34%          15,458       03/31/96       -1.86%       14,874
06/30/96        0.47%          15,530       06/30/96        0.82%       14,996
09/30/96        1.76%          15,804       09/30/96        1.84%       15,272
12/31/96        3.06%          16,287       12/31/96        3.29%       15,775
03/31/97       -0.86%          16,147       03/31/97       -0.50%       15,696
06/30/97        3.64%          16,735       06/30/97        3.75%       16,285
09/30/97        3.50%          17,321       09/30/97        3.15%       16,798
12/31/97        3.21%          17,876       12/31/97        3.10%       17,318
03/31/98        1.52%          18,148       03/31/98        1.56%       17,589

LEHMAN AGGREGATE INDEX:                      CONSUMER PRICE INDEX:

              QTRLY                                          QTRLY
DATE         RETURN         BALANCE             DATE         RETURN     BALANCE
12/31/90                    10,000          12/31/90                    10,000
03/31/91      2.81%         10,281          03/31/91          0.90%     10,090
06/30/91      1.62%         10,448          06/30/91          0.40%     10,130
09/30/91      5.68%         11,041          09/30/91          0.60%     10,191
12/31/91      5.07%         11,601          12/31/91          0.90%     10,283
03/31/92     -1.27%         11,453          03/31/92          0.70%     10,355
06/30/92      4.04%         11,916          06/30/92          0.80%     10,438
09/30/92      4.30%         12,429          09/30/92          0.70%     10,511
12/31/92      0.26%         12,461          12/31/92          0.80%     10,595
03/31/93      4.14%         12,977          03/31/93          0.90%     10,690
06/30/93      2.66%         13,322          06/30/93          0.60%     10,754
09/30/93      2.61%         13,670          09/30/93          0.40%     10,797
12/31/93      0.05%         13,676          12/31/93          0.70%     10,873
03/31/94     -2.87%         13,284          03/31/94          0.50%     10,927
06/30/94     -1.03%         13,147          06/30/94          0.60%     10,993
09/30/94      0.61%         13,227          09/30/94          0.90%     11,092
12/31/94      0.38%         13,278          12/31/94          0.60%     11,158
03/31/95      5.04%         13,947          03/31/95          0.80%     11,248
06/30/95      6.09%         14,796          06/30/95          0.90%     11,349
09/30/95      1.96%         15,086          09/30/95          0.40%     11,395
12/31/95      4.26%         15,729          12/31/95          0.50%     11,452
03/31/96     -1.77%         15,450          03/31/96          0.80%     11,544
06/30/96      0.57%         15,538          06/30/96          1.10%     11,671
09/30/96      1.85%         15,826          09/30/96          0.44%     11,723
12/31/96      3.00%         16,301          12/31/96          0.82%     11,819
03/31/97     -0.56%         16,209          03/31/97          0.69%     11,901
06/30/97      3.67%         16,804          06/30/97          0.19%     11,924
09/30/97      3.32%         17,362          09/30/97          0.44%     11,976
12/31/97      2.94%         17,873          12/31/97          0.62%     12,050
03/31/98      1.56%         18,151          03/31/98          0.12%     12,064

The Jametown Bond Fund Average Annual Total Returns
1 Year         5 Years        Since Inception*
12.06%         7.03%          8.05%

*The chart above represents the performance of Institution shares only, which will vary from the performance of Service Group Shares based on the difference in fees paid by shareholders in the different classes. The Fund commenced operations on December 13, 1990, and the initial public offering of Service Group Shares commenced on October 2, 1997.

Past performance is not predictive of future performance.

                            THE JAMESTOWN BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998

ASSETS
Investments in securities:
                     At acquisition cost                                       $   91,630,430
                                                                               ==============
                     At value (Note 1)                                         $   93,694,603
Investments in repurchase agreements (Note 1)                                       6,753,000
Cash                                                                                    9,739
Receivable for securities sold                                                      3,192,094
Interest receivable                                                                 1,027,791
Other assets                                                                            1,985
                                                                               --------------
                     TOTAL ASSETS                                                 104,679,212
                                                                               --------------

LIABILITIES
Dividends payable                                                                      45,034
Payable for securities purchased                                                    5,283,937
Accrued advisory fees (Note 3)                                                         14,308
Accrued administration fees (Note 3)                                                    5,980
Accrued distribution expenses (Note 3)                                                  1,291
Other accrued expenses                                                                  9,962
                                                                               --------------
                     TOTAL LIABILITIES                                              5,360,512
                                                                               --------------

NET ASSETS                                                                     $   99,318,700
                                                                               ==============

Net assets consist of:
Paid-in capital                                                                $   96,949,176
Accumulated net realized gains from security transactions                             297,227
Undistributed net investment income                                                     8,124
Net unrealized appreciation on investments                                          2,064,173
                                                                               --------------
                     Net assets                                                $   99,318,700
                                                                               ==============

PRICING OF INSTITUTIONAL SHARES
Net assets attributable to Institutional Shares                                $   96,250,111
                                                                               ==============

Shares of beneficial interest outstanding (unlimited number of shares
                     authorized, no par value)                                      8,886,698
                                                                               ==============

Net asset value, offering price and redemption price per share (Note 1)        $        10.83
                                                                               ==============

PRICING OF SERVICE GROUP SHARES
Net assets applicable to Service Group Shares                                  $    3,068,589
                                                                               ==============

Shares of beneficial interest outstanding (unlimited number of shares
                     authorized, no par value)                                        283,310
                                                                               ==============

Net asset value, offering price and redemption price per share (Note 1)        $        10.83
                                                                               ==============


See accompanying notes to financial statements.

                            THE JAMESTOWN BOND FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998

INVESTMENT INCOME
  Interest                                                                     $    5,328,394
  Dividends                                                                           383,282
                                                                               --------------
    TOTAL INVESTMENT INCOME                                                         5,711,676
                                                                               --------------

EXPENSES
  Investment advisory fees (Note 3)                                                   326,338
  Administration fees (Note 3)                                                         67,341
  Custodian fees                                                                       16,026
  Professional fees                                                                    15,996
  Pricing costs                                                                        10,442
  Registration fees                                                                     8,212
  Trustees' fees and expenses                                                           5,405
  Insurance expense                                                                     4,675
  Printing of shareholder reports                                                       2,917
  Distribution expenses, Service Group Shares (Note 3)                                  2,672
  Other expenses                                                                        3,555
                                                                               --------------
    TOTAL EXPENSES                                                                    463,579
  Fees waived by the Adviser (Note 3)                                                 (16,111)
  Expenses reimbursed through a directed brokerage arrangement (Note 4)                (9,678)
                                                                               --------------
    NET EXPENSES                                                                      437,790
                                                                               --------------

NET INVESTMENT INCOME                                                               5,273,886
                                                                               --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                     1,826,210
  Net change in unrealized appreciation/depreciation on investments                 2,574,722
                                                                               --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                    4,400,932
                                                                               --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $    9,674,818
                                                                               ==============



See accompanying notes to financial statements.

                            THE JAMESTOWN BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997


                                                                                                    Year                Year
                                                                                                   Ended               Ended
                                                                                               March 31,           March 31,
                                                                                                    1998                1997

FROM OPERATIONS:
                     Net investment income                                                $    5,273,886      $    5,005,951
                     Net realized gains (losses) from security transactions                    1,826,210            (391,414)
                     Net change in unrealized appreciation/depreciation
                                          on investments                                       2,574,722            (405,910)
                                                                                          --------------      --------------
Net increase in net assets from operations                                                     9,674,818           4,208,627
                                                                                          --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
                     From net investment income, Institutional Shares                         (5,189,396)         (5,104,234)
                     From net investment income, Service Group Shares                            (99,842)                 --
                                                                                          --------------      --------------
Decrease in net assets from distributions from shareholders                                   (5,289,238)         (5,104,234)
                                                                                          --------------      --------------

FROM CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES
                     Proceeds from shares sold                                                15,597,164           9,262,915
                     Net asset value of shares issued in reinvestment
                                          of distributions to shareholders                     5,049,237           4,238,186
                     Payments for shares redeemed                                             (5,227,155)        (10,880,119)
                                                                                          --------------      --------------
Net increase in net assets from Institutional Shares transactions                             15,419,246           2,620,982
                                                                                          --------------      --------------

SERVICE GROUP SHARES
                     Proceeds from shares sold                                                 4,316,277                  --
                     Net asset value of shares issued in reinvestment
                                          of distributions to shareholders                        99,842                  --
                     Payments for shares redeemed                                             (1,401,739)                 --
                                                                                          --------------      --------------
Net increase in net assets from Service Group Shares transactions                              3,014,380                  --
                                                                                          --------------      --------------


TOTAL INCREASE IN NET ASSETS                                                                  22,819,206           1,725,375

NET ASSETS:
                     Beginning of year                                                        76,499,494          74,774,119
                                                                                          --------------      --------------
                     End of year - (including undistributed net investment
                                          income of $8,124 and $23,476, respectively)     $   99,318,700      $   76,499,494
                                                                                          ==============      ==============

Capital share activity:
                     Institutional Shares
                     Sold                                                                      1,446,450             892,247
                     Reinvested                                                                  472,113             409,635
                     Redeemed                                                                   (486,114)         (1,043,163)
                                                                                          --------------      --------------
                     Net increase in shares outstanding                                        1,432,449             258,719
                     Shares outstanding, beginning of year                                     7,454,249           7,195,530
                                                                                          --------------      --------------
                     Shares outstanding, end of year                                           8,886,698           7,454,249
                                                                                          ==============      ==============


                     Service Group Shares
                     Sold                                                                        402,367                  --
                     Reinvested                                                                    9,229                  --
                     Redeemed                                                                   (128,286)                 --
                                                                                          --------------      --------------
                     Net increase in shares outstanding                                          283,310                  --
                     Shares outstanding, beginning of year                                            --                  --
                                                                                          --------------      --------------
                     Shares outstanding, end of year                                             283,310                  --
                                                                                          ==============      ==============


See accompanying notes to financial statements.

                 THE JAMESTOWN BOND FUND - Institutional Shares

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year



                                                                                 Years Ended March 31,

                                                                 1998           1997        1996          1995      1994
Net asset value at beginning of year                           $10.26         $10.39       $9.97        $10.15    $10.82
                                                               ------         ------      ------        ------    ------

Income from investment operations:
  Net investment income                                          0.58           0.68        0.70          0.62      0.55
  Net realized and unrealized gains (losses) on investments      0.63          (0.12)       0.41         (0.18)    (0.30)
                                                               ------         ------      ------        ------    ------
Total from investment operations                                 1.21           0.56        1.11          0.44      0.25
                                                               ------         ------      ------        ------    ------

Less distributions:
  Dividends from net investment income                          (0.64)         (0.69)      (0.69)        (0.62)    (0.55)
  Distributions from net realized gains                            --             --          --            --     (0.19)
  Distributions in excess of net realized gains                    --             --          --            --     (0.18)
                                                               ------         ------      ------        ------    ------
Total distributions                                             (0.64)         (0.69)      (0.69)        (0.62)    (0.92)
                                                               ------         ------      ------        ------    ------
Net asset value at end of year                                 $10.83         $10.26      $10.39         $9.97    $10.15
                                                               ======         ======      ======        ======    ======
Total return                                                    12.06%          5.52%      11.23%         4.56%     2.12%
                                                               ======         ======      ======        ======    ======
Net assets at end of year (000's)                             $96,250        $76,499     $74,774       $72,029   $64,029
                                                              =======        =======     =======       =======   =======
Ratio of gross expenses to average net assets                    0.53%          0.53%       0.56%         0.57%     0.60%

Ratio of net expenses to average net assets (a)                  0.50%          0.50%       0.53%         0.53%     0.60%

Ratio of net investment income to average net assets             6.06%          6.48%       6.54%         6.28%     5.03%

Portfolio turnover rate                                           235%           207%        268%          381%      381%


(a) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement for periods after March 31, 1994 (Note 4) and investment advisory fees waived for the year ended March 31, 1998 (Note 3).


See accompanying notes to financial statements.

THE JAMESTOWN BOND FUND - Service Group Shares

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period


                                                                     Period
                                                                      Ended
                                                                  March 31,
                                                                   1998 (a)
Net asset value at beginning of period                               $10.69
                                                                     ------

Income from investment operations:
            Net investment income                                      0.37
            Net realized and unrealized gains on investments           0.08
                                                                     ------
Total from investment operations                                       0.45
                                                                     ------

Less distributions:
            Dividends from net investment income                      (0.31)
                                                                     ------

Net asset value at end of period                                     $10.83
                                                                     ======

Total return                                                           8.55%(c)
                                                                     ======

Net assets at end of period (000's)                                  $3,069
                                                                     ======

Ratio of gross expenses to average net assets                          0.68%(c)

Ratio of net expenses to average net assets (b)                        0.65%(c)

Ratio of net investment income to average net assets                   5.96%(c)

Portfolio turnover rate                                                 235%


(a) Represents the period from the initial public offering of Service Group
Shares (October 2, 1997) through March 31, 1998.

(b) Ratios were determined based on net expenses after reimbursements through a directed brokerage arrangement (Note 4) and investment advisory fees waived for the year ended March 31, 1998 (Note 3).

(c) Annualized.

See accompanying notes to financial statements.

                  THE JAMESTOWN BOND FUND

                  PORTFOLIO OF INVESTMENTS

                    March 31, 1998
      Par Value                                                                                                         Value
                    U.S. TREASURY OBLIGATIONS - 20.9%
                    U.S. Treasury Bonds - 9.9%
$     7,535,000                       8.50%, due 02/15/2020                                                   $     9,789,623
                                                                                                              ---------------

                    U.S. Treasury Notes - 8.6%
      8,380,000                       6.50%, due 05/31/2001                                                         8,582,964
                                                                                                              ---------------

                    U.S. Treasury Inflation-Protection Notes - 2.4%
      1,600,000                       3.625%, due 07/15/2002                                                        1,598,288
        760,000                       3.375%, due 01/15/2007                                                          751,557
                                                                                                              ---------------
                                                                                                                    2,349,845
                                                                                                              ---------------

                    Total U.S. Treasury Obligations (Cost $19,648,349)                                        $    20,722,432
                                                                                                              ---------------


                    MORTGAGE-BACKED SECURITIES - 36.2%
                    Federal Home Loan Mortgage Corporation - 6.0%
$       975,000                       Pool #1472, 6.75%, due 05/15/2006                                       $       986,573
      1,118,285                       Pool #1561-ZB, 6.00%, due 08/15/2006                                          1,118,285
        825,000                       Pool #1197-H, 6.75%, due 02/15/2007                                             839,437
      1,000,000                       Pool #1221-I, 7.00%, due 03/15/2007                                           1,018,750
        825,000                       Pool #1655-HB, 6.50%, due 10/15/2008                                            831,955
      1,246,864                       Pool #C80393, 6.00%, due 03/15/2026                                           1,205,406
                                                                                                              ---------------
                                                                                                                    6,000,406
                                                                                                              ---------------

                    Federal National Mortgage Association - 9.7%
        817,497                       Pool #313443, 6.775%, due 04/01/2004                                            839,467
      1,191,744                       Pool #375139, 7.13% due 05/01/2004                                            1,245,744
      1,467,421                       Pool #375299, 6.81%, due 08/01/2004                                           1,512,361
        601,498                       Pool #73061, 8.66%, due 01/01/2005                                              667,005
        626,778                       Pool #73126, 7.00%, due 07/01/2005                                              649,687
        603,222                       Series #92-61-ZB, 7.50%, due 05/25/2007                                         640,923
        765,000                       Series #92-179-H, 7.00%, due 09/01/2007                                         785,081
        548,352                       Pool #375538, 6.70%, due 11/01/2007                                             564,631
        750,000                       Series #98-M3, 6.45%, due 01/01/2011                                            747,422
      1,100,000                       Series #97-M3, 7.20%, adjustable rate, due 08/17/2018                         1,162,219
        746,312                       Series #G92-44-Z, 8.00%, due 07/25/2022                                         811,846
                                                                                                              ---------------
                                                                                                                    9,626,386
                                                                                                              ---------------
      Par Value                                                                                                         Value
                    MORTGAGE-BACKED SECURITIES - Continued
                    Government National Mortgage Association - 11.1%
$        80,114                       Pool #223997, 8.85%, due 05/15/2018                                     $        86,382
        607,105                       Pool #224002, 8.85%, due 07/15/2018                                             654,599
        398,317                       Pool #333658, 7.50%, due 01/15/2023                                             409,402
        859,923                       Pool #342526, 7.50%, due 02/15/2023                                             883,855
        995,361                       Pool #349314, 7.50%, due 02/15/2023                                           1,023,062
        733,877                       Pool #352143, 7.50%, due 07/15/2023                                             754,300
        726,327                       Pool #346772, 7.50%, due 09/15/2023                                             746,540
        755,992                       Pool #372822, 7.50%, due 11/15/2023                                             777,032
        999,619                       Pool #359451, 7.50%, due 12/15/2023                                           1,027,438
        415,962                       Pool #354831, 7.50%, due 06/15/2024                                             427,018
        860,611                       Pool #8459, 7.00%, adjustable rate, due 07/20/2024                              882,393
        604,064                       Pool #28484, 7.00%, adjustable rate, due 08/20/2024                             619,262
        519,837                       Pool #8482, 7.00%, adjustable rate, due 08/20/2024                              532,916
        739,638                       Pool #8542, 7.00%, adjustable rate, due 11/20/2024                              757,323
        486,214                       Pool #441273, 8.00%, due 10/15/2026                                             503,460
        900,000                       TBA, 8.00%, due 04/15/2028                                                      932,062
                                                                                                              ---------------
                                                                                                                   11,017,044
                                                                                                              ---------------

                    Student Loan Marketing Association - 3.3%
        499,735                       Series #96-2-A1, 5.678%, adjustable rate, due 10/25/2004                        498,174
      2,468,492                       Series #97-2-A1, 5.704%, adjustable rate, due 10/25/2005                      2,460,778
        331,516                       Series #97-3-A1, 5.884%, adjustable rate, due 04/25/2006                        330,791
                                                                                                              ---------------
                                                                                                                    3,289,743
                                                                                                              ---------------

                    Other Mortgage-Backed Securities - 6.1%
                                      Deutsche Mortgage and Asset Receiving Corporation #98-C1-A2,
      1,915,000                                         6.538%, due 06/01/2031                                      1,928,764
                                      First Union-Lehman Brothers Commercial Mortgage Trust #97-C2-A1,
        825,869                                         6.479%, due 03/01/2004                                        832,579
                                      LB Commercial Conduit Mortgage Trust #98-C1-A3,
        975,000                                         6.48%, due 02/01/2030                                         978,656
                                      Lehman Brothers Mortgage Trust #91-2-A1,
        380,286                                         8.00%, due 03/20/1999                                         383,257
                                      Morgan Stanley Capital I #98-WF1-A2,
      1,065,000                                         6.55%, due 12/15/2007                                       1,076,482
                                      Resolution Funding Mortgage Security I #94-S12-A2,
        800,000                                         6.50%, due 04/25/2009                                         801,248
                                                                                                              ---------------
                                                                                                                    6,000,986
                                                                                                              ---------------

                    Total Mortgage-Backed Securities (Cost $35,765,832)                                       $    35,934,565
                                                                                                              ---------------

      Par Value                                                                                                        Value
                    ASSET-BACKED SECURITIES - 5.6%
                    Bank America Manufactured Housing Contract  #96-1-A6,
$       650,000                       8.00%, due 10/10/2026                                                   $      696,995
                    CIT RV Trust #95-B-A1,
        242,235                       6.50%, due 04/15/2011                                                          243,824
                    CIT RV Trust #96-A-A1,
        613,215                       5.40%, due 12/15/2011                                                          607,273
                    Fleetwood Credit Corporation Grantor Trust #94-A-A,
        461,658                       4.70%, due 07/15/2009                                                          453,432
                    Fleetwood Credit Corporation Grantor Trust #96-A-A,
        455,884                       6.75%, due 10/15/2011                                                          459,586
                    Green Tree Financial Corporation, #97-2-A6,
        775,000                       7.24%, due 06/15/2028                                                          800,908
                    Green Tree Financial Corporation, #97-2-A7,
        700,000                       7.62%, due 04/15/2028                                                          726,467
                    Green Tree Financial Corporation, #98-A,
      1,550,000                       6.18%, due 04/01/2018                                                        1,546,590
                                                                                                              --------------
                    Total Asset-Backed Securities (Cost $5,459,617)                                           $    5,535,075
                                                                                                              --------------

                    CORPORATE BONDS - 24.4%
                    Allmerica Financial Corporation,
$       390,000                       7.625%, due 10/15/2025                                                  $      411,575
                    Associates Corporation,
        700,000                       5.75%, due 10/15/2003                                                          684,775
                    Avalon Properties, Inc.,
        485,000                       6.625%, due 01/15/2005                                                         479,573
                    Baltimore Gas & Electric Corporation,
      1,000,000                       8.90%, due 07/01/1998                                                        1,007,470
                    Bank of New York,
        610,000                       6.50%, due 12/01/2003                                                          617,265
                    Beneficial Corporation Medium Term Notes,
        800,000                       6.33%, due 10/09/2001                                                          801,952
                    BRE Properties, Inc.,
        425,000                       7.125%, due 02/15/2013                                                         422,450
                    Chrysler Corporation,
        340,000                       7.45%, due 03/01/2027                                                          364,970
                    Coca-Cola Enterprises,
        440,000                       6.75%, due 01/15/2038                                                          434,500
                    Dayton Hudson Corporation,
        370,000                       6.75%, due 01/01/2028                                                          363,862
                    Dominion Capital Trust,
        310,000                       7.83%, due 12/01/2027                                                          316,808

      Par Value                                                                                                       Value
                    CORPORATE BONDS - Continued
                    Duke Realty Limited Partnership,
$       470,000                       7.05%, due 03/01/2016                                                   $     473,351
                    Equity Residential Properties Trust,
        875,000                       6.55%, due 11/15/2001                                                         877,153
                    Firstar Bank Milwaukee,
      2,450,000                       6.25%, due 12/01/2002                                                       2,461,638
                    Ford Motor Company,
        275,000                       8.875%, due 01/15/2022                                                        336,465
                    Ford Motor Credit Medium Term Notes,
        950,000                       7.45%, due 04/13/2000                                                         975,498
                    General Motors,
        235,000                       8.80%, due 03/01/2021                                                         286,265
                    General Motors Acceptance Corporation Medium Term Notes,
      1,400,000                       6.80%, due 04/17/2001                                                       1,425,886
                    IBM Corporation,
        420,000                       6.50%, due 01/15/2028                                                         411,247
                    International Lease Finance Medium Term Notes,
      1,315,000                       6.42%, due 09/11/2000                                                       1,325,112
                    JDN Realty Corporation,
        375,000                       6.95%, due 08/01/2007                                                         372,011
                    JP Realty, Inc.,
        485,000                       7.29%, due 03/11/2008                                                         487,692
                    Lehman Brothers Holdings,
        925,000                       6.40%, due 12/27/1999                                                         929,227
                    May Department Stores Company,
        275,000                       7.45%, due 09/15/2011                                                         299,107
                    Mellon Financial Company,
        915,000                       7.625%, due 11/15/1999                                                        935,505
                    Morgan Stanley Group,
        500,000                       6.09%, due 03/09/2011                                                         499,975
                    National City Corporation,
        900,000                       7.20%, due 05/15/2005                                                         942,444
                    Norfolk Southern Corporation,
        370,000                       7.80%, due 05/15/2027                                                         413,960
                    Norwest Financial, Inc.,
        450,000                       6.05%, due 11/19/1999                                                         451,138
                    SBC Communications, Inc.,
        600,000                       6.625%, due 11/01/2009                                                        614,034

      Par Value                                                                                                       Value
                CORPORATE BONDS - Continued
                    Sears Roebuck & Company,
$       750,000                       6.86%, due 07/03/2001                                                   $      765,525
        750,000                       6.99%, due 09/30/2002                                                          770,947
                    Spieker Properties LP,
        370,000                       6.75%, due 01/15/2008                                                          364,361
                    Suntrust Bank,
        340,000                       6.125%, due 02/15/2004                                                         337,175
                    Textron, Inc.,
        510,000                       6.625%, due 11/15/2007                                                         518,399
                    TRW Inc.,
        425,000                       6.25%, due 01/15/2010                                                          411,816
                    Union Camp Corporation,
        325,000                       6.50%, due 11/15/2007                                                          326,905
                    United Parcel Service of America, Inc.,
        300,000                       8.375%, due 04/01/2030                                                         368,007
                                                                                                              --------------
                    Total Corporate Bonds (Cost $24,078,849)                                                  $   24,286,043
                                                                                                              --------------

    Shares
                    CLOSED-END MUTUAL FUNDS - 7.2%
         37,400     Blackrock 1999 Term Trust, Inc.                                                           $      352,963
        180,600     Blackrock 2001 Term Trust, Inc.                                                                1,568,963
          1,200     Blackrock Broad Investment Grade 2009 Term Trust, Inc.                                            15,225
         53,900     Blackrock Investment Quality Term Trust, Inc.                                                    454,781
         10,000     Blackrock North American Government Income Trust                                                 106,250
        125,300     Blackrock Strategic Term Trust, Inc.                                                           1,080,713
         12,000     Dean Witter Government Income Trust                                                              103,500
          7,400     Excelsior Income Shares, Inc.                                                                    126,262
        202,200     Hyperion 1999 Term Trust, Inc.                                                                 1,415,400
        201,000     Hyperion 2002 Term Trust, Inc.                                                                 1,608,000
          4,100     Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.                                       34,337
         16,400     Income Opportunities Fund, Inc. - 1999                                                           156,825
         28,900     MFS Government Markets Income Trust                                                              193,269
                                                                                                              --------------
                    Total Closed-End Funds (Cost $6,677,783)                                                  $    7,216,488
                                                                                                              --------------

                    Total Investments at Value (Cost $91,630,430) - 94.3%                                     $   93,694,603
                                                                                                              --------------

     Face
    Amount                                                                                                             Value
                    REPURCHASE AGREEMENTS (a) - 6.8%
                    Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
$     6,753,000                       repurchase proceeds $6,753,985 (Cost $6,753,000)                        $     6,753,000
                                                                                                              ---------------

                    Total Investments and Repurchase Agreements
                                      at Value - 101.1%                                                       $   100,447,603

                    Liabilities in Excess of Other Assets - (1.1)%                                                 (1,128,903)
                                                                                                              ---------------

                    Net Assets - 100.0%                                                                       $    99,318,700
                                                                                                              ===============


(a) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $6,947,756.

              See accompanying notes to financial statements.

                            THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 13, 1990.

The Fund offers two classes of shares: Service Group Shares, sold subjuect to a 12b-1 fee up to 0.15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Service Group and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except thta (i) Service Group Shares bear the expenses of the distribution fees, which will cause Service Group Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of shares of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting priciples requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the Federal income tax cost of portfolio investments of $91,682,263 as of March 31, 1998:

  Gross unrealized appreciation....................................$ 2,271,814
  Gross unrealized depreciation.......................................(259,474)
                                                                      ----------
  Net unrealized appreciation......................................$ 2,012,340
                                                                     ===========

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $204,131,539 and $194,635,139, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Tattersall Advisory Group, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Institutional Shares of the Fund to .50% of its average daily net assets, and to limit the total operating expenses of the Service Group Shares of the Fund to .65% of its average daily net assets; accordingly, the Adviser waived $16,111 of its investment advisory fee for the year ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee, plus a surcharge of $1,000 per month. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the Plan) with respect to Service Group Shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Service Group Shares, not to exceed 0.15% of average daily net assets applicable to Service Group Shares. For the period ended March 31, 1998, Service Group Shares incurred $2,672 of distribution expenses under the Plan.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees have been paid through an arrangement with a third-party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement totaled $9,678 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Bond Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

THE JAMESTOWN EQUITY FUND
No Load Mutual Fund



Annual Report
March 31, 1998




Investment Adviser
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
1.804.288.0404



Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.443.4249

                            THE JAMESTOWN EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998


PERFORMANCE OF THE JAMESTOWN EQUITY FUND

The fiscal year ending March 31, 1998, was a very strong one for The Jamestown Equity Fund in both absolute results as well as in relative results. For the 12 month period, your fund returned 43.7% after expenses versus 44.4% for the comparable Lipper Index. The Standard & Poor's 500 Index was up 48% for the same 12 month period.

The sectors outperforming the market were finance, communication services, and consumer cyclicals in particular, with capital goods, health care, and technology slightly ahead of the S&P. Those sectors lagging the market were consumer staples, transportation, utility, energy, and basic industries. Your fund was well represented in the finance, technology, and consumer staples sectors. We had underweightings in the communication services, utility, and transportation sectors.

For the past three years, the Jamestown Equity Fund has appreciated at an annualized rate of 28.5%, slightly ahead of the Lipper Growth Index of 27.9%. With the market now selling at lofty price-to-earnings multiples (25x), it is dangerous to be lulled into a belief that these strong returns will continue each year. There will be a regression to the mean, but with interest rates and inflation rates staying low, we are hopeful that this market can continue for at least a short period. Inflation appears to be very well contained, and the same can be said for the wage component of the consumer price index.

We will continue to invest in high quality stocks--those with low debt to equity and strong earnings trends in place. Should we see a market correction in the near future, we believe it will not be a significant one given the continued "Goldilocks" fundamentals of the current economy.

For a comparison of the fund's performance since inception versus the Standard & Poor's 500 Index and the Consumer Price Index, please refer to the chart below.

THE JAMESTOWN EQUITY FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index.

  STANDARD & POOR'S 500 INDEX:               THE JAMESTOWN EQUITY FUND:

            QTRLY                                     QTRLY
DATE        RETURN      BALANCE            DATE      RETURN     BALANCE
12/01/92                10,000         12/01/92                  10,000
12/31/92    1.23%       10,123         12/31/92       1.68%      10,168
03/31/93    4.36%       10,564         03/31/93       0.54%      10,223
06/30/93    0.48%       10,615         06/30/93      -1.00%      10,121
09/30/93    2.58%       10,889         09/30/93       1.85%      10,308
12/31/93    2.32%       11,142         12/31/93       0.67%      10,377
03/31/94   -3.79%       10,719         03/31/94      -0.82%      10,291
06/30/94    0.42%       10,764         06/30/94       1.64%      10,460
09/30/94    4.88%       11,290         09/30/94       1.70%      10,637
12/31/94   -0.02%       11,287         12/31/94      -1.35%      10,493
03/31/95    9.74%       12,387         03/31/95      10.17%      11,560
06/30/95    9.55%       13,569         06/30/95       8.46%      12,538
09/30/95    7.95%       14,648         09/30/95       6.80%      13,390
12/31/95    6.02%       15,530         12/31/95       5.22%      14,089
03/31/96    5.37%       16,363         03/31/96       5.03%      14,798
06/30/96    4.49%       17,097         06/30/96       4.05%      15,397
09/30/96    3.09%       17,626         09/30/96       2.74%      15,819
12/31/96    8.34%       19,095         12/31/96       7.83%      17,057
03/31/97    2.68%       19,607         03/31/97       0.00%      17,057
06/30/97   17.46%       23,030         06/30/97      15.33%      19,671
09/30/97    7.49%       24,755         09/30/97       5.99%      20,849
12/31/97    2.87%       25,466         12/31/97       2.70%      21,411
03/31/98   13.95%       29,018         03/31/98      14.51%      24,518

CONSUMER PRICE INDEX:

             QTRLY
DATE         RETURN       BALANCE
12/01/92                  10,000
12/31/92      0.20%       10,020
03/31/93      0.90%       10,110
06/30/93      0.60%       10,171
09/30/93      0.40%       10,212
12/31/93      0.70%       10,283
03/31/94      0.50%       10,334
06/30/94      0.60%       10,396
09/30/94      0.90%       10,490
12/31/94      0.60%       10,553
03/31/95      0.80%       10,638
06/30/95      0.90%       10,734
09/30/95      0.40%       10,777
12/31/95      0.50%       10,831
03/31/96      0.80%       10,917
06/30/96      1.10%       11,038
09/30/96      0.44%       11,086
12/31/96      0.82%       11,178
03/31/97      0.69%       11,255
06/30/97      0.19%       11,276
09/30/97      0.44%       11,325
12/31/97      0.62%       11,396
03/31/98      0.12%       11,409

The Jamestown Equity Fund Average Total Returns
1 Year         5 Years        Since Inception*
43.74%         19.12%         18.31%

*Initial public offering of shares was December 1, 1992.

Past performance is not predictive of future performance.

                           THE JAMESTOWN EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998

ASSETS
  Investments in securities:
                  At acquisition cost                      $  32,982,706
                                                           =============
                  At value (Note 1)                        $  48,803,931
  Investments in repurchase agreements (Note 1)                3,527,000
  Cash                                                               115
  Receivable for securities sold                                 977,601
  Receivable for capital shares sold                              24,000
  Dividends receivable                                            27,940
  Interest receivable                                                514
  Other assets                                                     2,761
                                                           -------------
    TOTAL ASSETS                                              53,363,862
                                                           -------------

LIABILITIES
  Dividends payable                                                5,194
  Distributions payable                                          118,987
  Payable for securities purchased                               957,776
  Payable for capital shares redeemed                             30,600
  Accrued advisory fees (Note 3)                                  28,147
  Accrued administration fees (Note 3)                             7,950
  Other accrued expenses                                           1,103
                                                           -------------
     TOTAL LIABILITIES                                         1,149,757
                                                           -------------

NET ASSETS                                                 $  52,214,105
                                                           =============

Net assets consist of:
Paid-in capital                                            $  36,403,344
Distributions in excess of net realized gains                    (14,486)
Undistributed net investment income                                4,022
Net unrealized appreciation on investments                    15,821,225
                                                           -------------

                Net assets                                 $  52,214,105
                                                           =============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                   2,589,737
                                                           =============

Net asset value, offering price and redemption
  price per share (Note 1)                                 $       20.16
                                                           =============


See accompanying notes to financial statements.

                           THE JAMESTOWN EQUITY FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998
INVESTMENT INCOME
  Dividends                                                                     $    451,263
  Interest                                                                           146,628
                                                                                ------------
    TOTAL INVESTMENT INCOME                                                          597,891
                                                                                ------------

EXPENSES
  Investment advisory fees (Note 3)                                                  259,757
  Administration fees (Note 3)                                                        76,276
  Professional fees                                                                    9,021
  Registration fees                                                                    8,115
  Custodian fees                                                                       6,418
  Trustees' fees and expenses                                                          5,405
  Postage and supplies                                                                 3,864
  Insurance expense                                                                    2,136
  Other expenses                                                                         670
                                                                                ------------

     TOTAL EXPENSES                                                                  371,662
  Expenses reimbursed through a directed brokerage arrangement (Note 4)              (12,000)
                                                                                ------------

     NET EXPENSES                                                                    359,662
                                                                                ------------

NET INVESTMENT INCOME                                                                238,229
                                                                                ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                    3,855,317
  Net change in unrealized appreciation/depreciation on investments               10,606,115
                                                                                ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                  14,461,432
                                                                                ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $ 14,699,661
                                                                                ============



See accompanying notes to financial statements.

                           THE JAMESTOWN EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997
                                                                                             Year                        Year
                                                                                            Ended                       Ended
                                                                                        March 31,                   March 31,
                                                                                             1998                        1997
FROM OPERATIONS:
                Net investment income                                           $         238,229            $        211,890
                Net realized gains from security transactions                           3,855,317                     777,388
                Net change in unrealized appreciation/depreciation
                                on investments                                         10,606,115                   2,328,613
                                                                                -----------------            ----------------
Net increase in net assets from operations                                             14,699,661                   3,317,891
                                                                                -----------------            ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
                From net investment income                                               (242,370)                   (206,587)
                From net realized gains from security transactions                     (4,379,490)                   (521,388)
                                                                                -----------------            ----------------
Decrease in net assets from distributions to shareholders                              (4,621,860)                   (727,975)
                                                                                -----------------            ----------------

FROM CAPITAL SHARE TRANSACTIONS:
                Proceeds from shares sold                                              10,499,561                  11,827,742
                Net asset value of shares issued in reinvestment
                                of distributions to shareholders                        4,351,536                     671,223
                Payments for shares redeemed                                           (3,895,041)                 (1,765,155)
                                                                                -----------------            ----------------
Net increase in net assets from capital share transactions                             10,956,056                  10,733,810
                                                                                -----------------            ----------------

TOTAL INCREASE IN NET ASSETS                                                           21,033,857                  13,323,726

NET ASSETS:
                Beginning of year                                                      31,180,248                  17,856,522
                                                                                -----------------            ----------------
                End of year - (including undistributed net investment
                                income of $4,022 and $8,163, respectively)      $      52,214,105            $     31,180,248
                                                                                =================            ================

Capital share activity:

                Sold                                                                      571,636                     788,755
                Reinvested                                                                236,191                      43,245
                Redeemed                                                                 (209,264)                   (120,237)
                                                                                -----------------            ----------------
                Net increase in shares outstanding                                        598,563                     711,763
                Shares outstanding, beginning of year                                   1,991,174                   1,279,411
                                                                                -----------------            ----------------
                Shares outstanding, end of year                                         2,589,737                   1,991,174
                                                                                =================            ================


See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
                                                                                      Years ended March 31,

                                                                  1998          1997           1996           1995         1994
Net asset value at beginning of year                            $15.66        $13.96         $11.29         $10.19       $10.18
                                                               -------       -------        -------        -------      -------
Income from investment operations:
              Net investment income                               0.11          0.13           0.15           0.10         0.08
              Net realized and unrealized gains (losses)
                            on investments                        6.47          2.00           2.98           1.15        (0.01)
                                                               -------       -------        -------        -------      -------
Total from investment operations                                  6.58          2.13           3.13           1.25         0.07
                                                               -------       -------        -------        -------      -------

Less distributions:
              Dividends from net investment income               (0.11)        (0.13)         (0.15)         (0.12)       (0.06)
              Distributions from net realized gains              (1.97)        (0.30)         (0.31)         (0.03)         --
                                                               -------       -------        -------        -------      -------
Total distributions                                              (2.08)        (0.43)         (0.46)         (0.15)       (0.06)
                                                               -------       -------        -------        -------      -------

Net asset value at end of year                                  $20.16        $15.66         $13.96         $11.29       $10.19
                                                               =======       =======        =======        =======      =======

Total return                                                     43.74%        15.27%         28.00%         12.33%        0.67%
                                                               =======       =======        =======        =======      =======

Net assets at end of year (000's)                              $52,214       $31,180        $17,857         $8,111       $2,811
                                                               =======       =======        =======        =======      =======

Ratio of gross expenses to average net assets                     0.93%         0.98%          1.14%          1.99%        3.16%

Ratio of net expenses to average net assets                       0.90%(a)      0.92%(a)       1.01%(a)       1.44%(b)     1.50%(b)

Ratio of net investment income to average net assets              0.60%         0.85%          1.27%          1.18%        0.82%

Portfolio turnover rate                                             59%           44%            54%            48%          92%

Average commission rate per share                              $0.0686       $0.0688          --             --           --


(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after the Adviser waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

See accompanying notes to financial statements.

                            THE JAMESTOWN EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
Shares                                                                                     Value
           COMMON STOCKS - 93.5%
           Advertising - 1.3%
11,000                     Interpublic Group of Companies, Inc.              $           683,375
                                                                             -------------------

           Chemicals - 2.9%
18,400                     Air Products & Chemicals, Inc.                              1,524,900
                                                                             -------------------


           Commercial Banking - 6.9%
17,000                     Fannie Mae                                                  1,075,250
24,000                     First Union Corporation                                     1,362,000
16,000                     NationsBank Corporation                                     1,167,000
                                                                             -------------------
                                                                                       3,604,250
                                                                             -------------------

           Communications - 8.7%
46,000                     Equifax, Inc.                                               1,679,000
10,000                     Lucent Technologies, Inc.                                   1,278,750
32,000                     MCI Communications                                          1,584,000
                                                                             -------------------
                                                                                       4,541,750
                                                                             -------------------


           Computers/Computer Technology Services - 12.1%
16,500                     Cisco Systems, Inc. (a)                                     1,128,188
20,000                     Computer Sciences Corporation (a)                           1,100,000
31,000                     Diebold, Inc.                                               1,364,000
14,800                     Intel Corporation                                           1,155,325
26,000                     Sunstrand Corporation                                       1,573,000
                                                                             -------------------
                                                                                       6,320,513
                                                                             -------------------

           Consumer Products - 18.2%
22,500                     Avon Products, Inc.                                         1,755,000
12,000                     Cendant Corporation (a)                                       475,500
27,000                     Crane Company                                               1,431,000
17,500                     General Electric Company                                    1,508,281
 8,500                     Gillette Company                                            1,008,844
20,000                     Kimberly-Clark Corporation                                  1,002,500
 6,000                     Procter & Gamble Company                                      506,250
24,000                     Sherwin Williams Company                                      852,000
36,800                     Sysco Corporation                                             943,000
                                                                             -------------------
                                                                                       9,482,375
                                                                             -------------------

           Drugs/Medical Equipment - 8.1%
11,500                     Abbott Laboratories                                           866,094
18,000                     Lilly (Eli) & Company                                       1,073,250
 7,500                     Merck and Company, Inc.                                       962,812
16,000                     Schering-Plough Corporation                                 1,307,000
                                                                             -------------------
                                                                                       4,209,156
                                                                             -------------------

Shares                                                                                     Value
           COMMON STOCKS - Continued
           Electronics - 2.2%
18,000                     Hewlett-Packard Company                           $         1,140,750
                                                                             -------------------

           Entertainment - 1.1%
 5,100                     Walt Disney Company                                           544,425
                                                                             -------------------

           Fire Systems - 3.2%
31,000                     Tyco International Ltd.                                     1,693,375
                                                                             -------------------

           Food Productions - 2.3%
37,000                     Conagra, Inc.                                               1,188,625
                                                                             -------------------

           Funeral Services - 2.4%
30,000                     Service Corporation International                           1,273,125
                                                                             -------------------

           Health Care Centers - 1.5%
28,000                     HealthSouth Corporation (a)                                   785,750
                                                                             -------------------

           Hotels - 2.7%
78,000                     Choice Hotel International, Inc. (a)                        1,433,250
                                                                             -------------------

           Insurance - 7.2%
 7,700                     American International Group                                  969,719
25,100                     Conseco, Inc.                                               1,421,288
15,500                     Jefferson-Pilot Corporation                                 1,378,531
                                                                             -------------------
                                                                                       3,769,538
                                                                             -------------------

           Oil and Gas Drilling - 7.8%
23,000                     Coastal Corporation                                         1,497,875
19,700                     Schlumberger Ltd.                                           1,492,275
18,000                     Texaco, Inc.                                                1,084,500
                                                                             -------------------
                                                                                       4,074,650
                                                                             -------------------

           Oil Field Machinery and Equipment - 2.5%
27,000                     Dresser Industries, Inc.                                    1,297,687
                                                                             -------------------

Shares                                                                                     Value
               COMMON STOCKS - Continued
               Retail Stores - 2.4%
36,500                     AutoZone, Inc. (a)                                $         1,236,437
                                                                             -------------------

               Total Common Stocks (Cost $32,982,706)                        $        48,803,931
                                                                             -------------------
 Face
Amount
                                    REPURCHASE AGREEMENTS (b) - 6.7%
$3,527,000      Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998,
                          repurchase proceeds $3,527,514 (Cost $3,527,000)   $         3,527,000
                                                                             -------------------

                Total Investments and Repurchase Agreements
                          at Value - 100.2%                                  $        52,330,931

                Liabilities in Excess of Other Assets - (0.2)%                          (116,826)
                                                                             -------------------

                Net Assets - 100.0%                                          $        52,214,105
                                                                             ===================




(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $3,618,623.

                See accompanying notes to financial statements.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998





1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 1, 1992.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $32,997,876 as of March 31, 1998:

 Gross unrealized appreciation......................................$15,903,238
 Gross unrealized depreciation.....................................     (97,183)
                                                                    -----------
 Net unrealized appreciation........................................$15,806,055
                                                                    ===========


The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $27,951,286 and $21,883,675, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $500 million and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $12,000 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Equity Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

THE JAMESTOWN INTERNATIONAL EQUITY FUND
No Load Mutual Fund



Annual Report
March 31, 1998




Investment Adviser
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
1.804.288.0404



Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.443.4249

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND


                       MANAGEMENT DISCUSSION AND ANALYSIS


                                 March 31, 1998



PERFORMANCE OF THE JAMESTOWN INTERNATIONAL EQUITY FUND

The Jamestown International Equity Fund returned 29.7% for the year ended March 31, 1998. This performance compares well with 18.6% for the Morgan Stanley EAFE Index and 20.2% for the average international fund in the Lipper Index. This period was characterized by continued strength throughout Europe and weakness in Japan and the rest of Asia. The Fund was significantly underweighted in Japan and had very little exposure to the collapse in most of the Asian markets that began last summer.

Overweight positions in Italy, Spain and France, along with strong stock selection throughout the region, were of particular benefit. Optimism was particularly pronounced for these countries as their interest rates converged toward German levels in preparation for the approaching common currency. The structural changes that have occurred in Europe over the last two years should continue to have a positive impact on earnings and returns, and Oechsle will continue to favor this region until they see signs of structural change throughout Asia.

In Japan, Oechsle believes that the focus on fiscal spending stimulus by market participants is misguided. Any stimulus is unlikely to have a sustainable impact on Japan's economy. Oechsle is focused on deregulation and the potential for restructuring, both of which would have a more sustained and significant impact on the long-term health of their economy. To date, policy initiatives for structural change have been limited. Ultimately, the real question is whether or not Japan chooses to participate in global trade and capital markets according to the same rules as the rest of the world.

The Fund's limited emerging market investments continue to be concentrated in Latin America. Oechsle believes the recovery in the emerging Asian stock markets during the first quarter of 1998 appears to be a snap back from extremely depressed levels of late 1997. They believe that the crises in emerging Asian economies may be reasonably well contained, but not fully resolved. Valuations are stretched on normalized earnings, and we are unlikely to see normalized earnings in what remains of this century. Uncertainty remains high, balance sheets are fragile, and uncooperative neighbors may destabilize the region further.

ASSET ALLOCATION (As of March 31, 1998)


                                   THE JAMESTOWN
                               INTERNATIONAL EQUITY           MORGAN STANLEY
                                       FUND                     EAFE INDEX

  Continental Europe                   55.6%                       48.9%
  United Kingdom                       15.8%                       21.8%
  Pacific Basin, excluding Japan        6.0%                        7.0%
  Japan                                12.8%                       22.3%
  Emerging Markets                      7.2%                        0.0%
  Other                                 2.6%                        0.0%
                                       -----                       -----
  Total                               100.0%                      100.0%

                      JAMESTOWN INTERNATIONAL EQUITY FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown International Equity Fund and the Morgan Stanley EAFE Index.

               MORGAN STANLEY
                 EAFE INDEX                    JAMESTOWN INTL EQUITY FUND
                         MONTHLY                                 MONTHLY
DATE         RETURN      BALANCE             DATE    RETURN      BALANCE

04/30/96                  10,000         04/30/96                 10,000
05/31/96     -1.84%        9,816         05/31/96    -1.30%        9,870
06/30/96      0.56%        9,871         06/30/96    -0.51%        9,820
07/31/96     -2.92%        9,583         07/31/96    -4.49%        9,379
08/31/96      0.22%        9,604         08/31/96     0.00%        9,379
09/30/96      2.66%        9,859         09/30/96     1.71%        9,539
10/31/96     -1.02%        9,759         10/31/96    -0.21%        9,519
11/30/96      3.98%       10,147         11/30/96     3.89%        9,890
12/31/96     -1.29%       10,016         12/31/96    -1.22%        9,770
01/31/97     -3.50%        9,666         01/31/97    -0.41%        9,730
02/28/97      1.64%        9,824         02/28/97     0.52%        9,780
03/31/97      0.36%        9,860         03/31/97     0.72%        9,850
04/30/97      0.53%        9,912         04/30/97     1.43%        9,991
05/31/97      6.51%       10,557         05/31/97     6.43%       10,633
06/30/97      5.51%       11,139         06/30/97     7.27%       11,407
07/31/97      1.62%       11,319         07/31/97     5.03%       11,980
08/31/97     -7.47%       10,474         08/31/97    -8.56%       10,954
09/30/97      5.60%       11,060         09/30/97     8.63%       11,899
10/31/97     -7.68%       10,211         10/31/97   -10.14%       10,692
11/30/97     -1.02%       10,107         11/30/97    -0.09%       10,682
12/31/97      0.87%       10,195         12/31/97     2.82%       10,984
01/31/98      4.57%       10,660         01/31/98     2.21%       11,227
02/28/98      6.42%       11,345         02/28/98     7.74%       12,096
03/31/98      3.08%       11,694         03/31/98     5.60%       12,773

The Jamestown International Equity Fund Average Annual Total Returns
1 Year         Since Inception*
29.67%         13.31%

*Initial public offering of shares was April 16, 1996.
Past performance is not predictive of future performance.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998
ASSETS
Investments in securities:
                      At acquisition cost                                                          $    31,389,272
                                                                                                   ===============
                      At value (Note 1)                                                            $    41,360,258
Cash                                                                                                     1,112,213
Cash denominated in foreign currencies (cost $1,152)                                                         1,261
Net unrealized appreciation on forward foreign currency exchange contracts (Note 5)                        122,782
Receivable for securities sold                                                                             664,035
Receivable for capital shares sold                                                                         240,000
Dividends receivable                                                                                       106,249
Interest receivable                                                                                          3,367
Other assets                                                                                                   765
                                                                                                   ---------------
                      TOTAL ASSETS                                                                      43,610,930
                                                                                                   ---------------


LIABILITIES
Dividends payable                                                                                            1,623
Payable for securities purchased                                                                           997,451
Accrued advisory fees (Note 3)                                                                              34,944
Accrued administration fees (Note 3)                                                                         8,250
Other accrued expenses                                                                                      26,018
                                                                                                   ---------------
                      TOTAL LIABILITIES                                                                  1,068,286
                                                                                                   ---------------

NET ASSETS                                                                                         $    42,542,644
                                                                                                   ===============

Net assets consist of:
Paid-in capital                                                                                    $    33,848,482
Accumulated net realized losses from security and foreign currency transactions                         (1,402,684)
Net unrealized appreciation on investments                                                               9,970,986
Net unrealized appreciation on translation of assets and liabilities in foreign currencies                 125,860
                                                                                                   ---------------
Net assets                                                                                         $    42,542,644
                                                                                                   ===============

Shares of beneficial interest outstanding (unlimited number of shares
                      authorized, no par value)                                                          3,372,542
                                                                                                   ===============

Net asset value, offering price and redemption price per share (Note 1)                            $         12.61
                                                                                                   ===============


See accompanying notes to financial statements.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended March 31, 1998
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $58,374)          $   472,755
  Interest                                                              61,696
                                                                   -----------
    TOTAL INVESTMENT INCOME                                            534,451
                                                                   -----------

EXPENSES
  Investment advisory fees (Note 3)                                    355,460
  Administration fees (Note 3)                                          86,293
  Custodian fees                                                        60,384
  Registration fees                                                     16,446
  Pricing costs                                                         10,270
  Professional fees                                                      9,996
  Trustees' fees and expenses                                            5,405
  Printing of shareholder reports                                        3,101
  Postage and supplies                                                   2,990
  Insurance expense                                                      2,058
  Other expenses                                                         1,333
                                                                   -----------
    TOTAL EXPENSES                                                     553,736
                                                                   -----------

NET INVESTMENT LOSS                                                    (19,285)
                                                                   -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCIES (Note 4)
  Net realized gains (losses) from:
    Security transactions                                              (60,926)
    Foreign currency transactions                                      190,757
  Net change in unrealized appreciation/depreciation on:
    Investments                                                      8,970,013
    Foreign currency transactions                                      126,420
                                                                   -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  AND FOREIGN CURRENCIES                                             9,226,264
                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,206,979
                                                                   ===========


See accompanying notes to financial statements.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the Periods Ended March 31, 1998 and 1997

                                                                                           Year               Period
                                                                                          Ended                Ended
                                                                                      March 31,            March 31,
                                                                                           1998              1997(a)
FROM OPERATIONS:
  Net investment loss                                                            $      (19,285)      $     (36,671)
  Net realized losses from security transactions                                        (60,926)         (1,230,188)
  Net realized gains from foreign currency transactions                                 190,757             185,973
  Net change in unrealized appreciation/depreciation on investments                   8,970,013           1,000,973
  Net change in unrealized appreciation/depreciation on translation
    of assets and liabilities in foreign currencies                                     126,420                (560)
                                                                                 --------------       -------------
Net increase (decrease) in net assets from operations                                 9,206,979             (80,473)
                                                                                 --------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                           (325,257)           (107,087)
                                                                                 --------------       -------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                           4,706,633          29,619,931
  Net asset value of shares issued in reinvestment
    of distributions to shareholders                                                    321,283             105,780
  Payments for shares redeemed                                                         (657,411)           (247,734)
                                                                                 --------------       -------------
Net increase in net assets from capital share transactions                            4,370,505          29,477,977
                                                                                 --------------       -------------

TOTAL INCREASE IN NET ASSETS                                                         13,252,227          29,290,417

NET ASSETS:
  Beginning of period                                                                29,290,417                   0
                                                                                 --------------       -------------

  End of period                                                                  $   42,542,644       $  29,290,417
                                                                                 ==============       =============


Capital share activity:

  Sold                                                                                  418,420           3,000,775
  Reinvested                                                                             28,068              10,836
  Redeemed                                                                              (60,156)            (25,401)
                                                                                 --------------       -------------
  Net increase in shares outstanding                                                    386,332           2,986,210
  Shares outstanding, beginning of period                                             2,986,210                   0
                                                                                 --------------       -------------
  Shares outstanding, end of period                                                   3,372,542           2,986,210
                                                                                 ==============       =============


(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.


See accompanying notes to financial statements.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
                                                                     Year            Period
                                                                    Ended             Ended
                                                                March 31,         March 31,
                                                                     1998          1997 (a)
Net asset value at beginning of period                              $9.81            $10.00
                                                                  -------           -------

Income from investment operations:
  Net investment loss                                               (0.01)            (0.01)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies                            2.91             (0.14)
                                                                  -------           -------
Total from investment operations                                     2.90             (0.15)
                                                                  -------           -------

Less distributions:
  From net investment income                                        (0.10)            (0.04)
                                                                  -------           -------

Net asset value at end of period                                   $12.61             $9.81
                                                                  =======           =======

Total return                                                        29.67%            -1.56%(c)
                                                                  =======           =======

Net assets at end of period (000's)                               $42,543           $29,290
                                                                  =======           =======

Ratio of net expenses to average net assets (b)                      1.56%             1.60%(c)

Ratio of net investment loss to average net assets                  -0.05%            -0.15%(c)

Portfolio turnover rate                                                47%               70%(c)

Average commission rate per share                                 $0.0294           $0.0258


(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended
March 31, 1997.

(c) Annualized.

See accompanying notes to financial statements.

                      THE JAMESTOWN INTERNATIONAL EQUITY FUND

                      PORTFOLIO OF INVESTMENTS

                         March 31, 1998
 Shares                                                                                   Value
          COMMON STOCKS - 97.2%
          Australia - 3.6%
 85,700                         Australia and New Zealand Banking Group Ltd.        $   574,008
 70,600                         Coca-Cola Amatil Ltd.                                   554,803
 61,947                         News Corporation Ltd.                                   409,573
                                                                                    -----------
                                                                                      1,538,384
                                                                                    -----------

          Belgium - 0.6%
    468                         Kredietbank NV                                          251,488
                                                                                    -----------

          Brazil - 1.2%
  3,900                         Telecomunicacoes Brasileiras SA - Telebras - ADR        506,269
                                                                                    -----------

          Canada - 0.4%
 13,000                         MacMillan Bloedel Ltd.                                  180,539
                                                                                    -----------

          France - 13.8%
  4,980                         Banque Nationale de Paris                               387,022
  2,874                         Danone                                                  693,951
  2,233                         Havas SA                                                184,891
 18,357                         Renault SA (a)                                          817,751
  7,915                         Schneider SA                                            609,368
  8,970                         Suez Lyonnaise des Eaux                               1,295,764
  8,601                         Thomson CSF                                             347,056
  6,819                         Total SA - Class B                                      818,849
  8,229                         Valeo SA                                                723,859
                                                                                    -----------
                                                                                      5,878,511
                                                                                    -----------

          Germany - 5.8%
  7,683                         Daimler-Benz AG                                         706,259
  1,461                         Mannesmann AG                                         1,069,678
    872                         Volkswagen AG                                           682,761
    872                         Volkswagen AG - Rights                                   15,843
                                                                                    -----------
                                                                                      2,474,541
                                                                                    -----------

          Hong Kong - 1.7%
 57,000                         Hutchison Whampoa Ltd.                                  400,939
 85,000                         New World Development                                   300,043
                                                                                    -----------
                                                                                        700,982
                                                                                    -----------

          India -  1.7%
  6,800                         Hindalco Industries Ltd. - GDR (a)                      120,700
 18,600                         Reliance Industries Ltd. - GDR                          155,310
  4,220                         Richter Gedeon Rt. - GDR                                444,062
                                                                                    -----------
                                                                                        720,072
                                                                                    -----------

 Shares                                                                                  Value
          COMMON STOCKS - Continued
          Italy - 7.9%
  9,100                         Banca Popolare di Bergamo Credito Varesino SpA      $  208,172
187,722                         Credito Italiano SpA                                   927,349
116,200                         Mediaset SpA                                           735,305
186,202                         Telecom Italia SpA                                   1,467,351
                                                                                    ----------
                                                                                     3,338,177
                                                                                    ----------

          Japan - 12.7%
 24,000                         Canon, Inc.                                            541,728
 25,000                         Denso Corporation                                      468,688
    500                         Isetan Company                                           4,237
 11,000                         Ito-Yokado Company Ltd.                                595,571
 35,000                         Mitsui Fudosan Company, Ltd.                           333,331
 15,000                         Murata Manufacturing Company Ltd.                      413,945
     53                         Nippon Telegraph and Telephone Corporation             441,166
 44,000                         Nomura Securities Company Ltd.                         518,031
     13                         NTT Data Communications Systems Company                578,098
  7,000                         Rohm Company                                           640,415
  6,500                         Sony Corporation                                       550,802
 53,000                         Sumitomo Realty & Development                          312,393
                                                                                    ----------
                                                                                     5,398,405
                                                                                    ----------

          Mexico - 3.4%
 12,300                         Grupo Televisa SA                                      450,488
 60,000                         Kimberly-Clark de Mexico, SA de CV - Class A           309,939
 11,900                         Telefonos De Mexico SA - ADR                           670,863
                                                                                    ----------
                                                                                     1,431,290
                                                                                    ----------

          Netherlands - 13.0%
 13,500                         Gucci Group NV - ADR                                   641,250
 12,120                         ING Groep NV                                           687,779
 21,479                         Konink PTT Nederland NV                              1,112,754
 13,310                         Royal Dutch Petroleum Company                          753,393
  8,361                         Royal Philips Electronics NV                           613,636
  6,130                         Vendex International NV                                388,147
 39,556                         VNU-Verenigde Nederlandse Uitgeversbedrijven
                                                      Verenigd Bezit                 1,352,892
                                                                                    ----------
                                                                                     5,549,851
                                                                                    ----------

          New Zealand - 0.7%
 65,275                         Telecom Corporation of New Zealand Ltd.                311,076
                                                                                    ----------

          Philippines - 0.9%
540,000                         Filinvest Land Inc. (a)                                 59,131
 20,160                         Metropolitan Bank & Trust Company (a)                  186,179
  4,333                         Philippine Long Distance Telephone Company             120,619
                                                                                    ----------
                                                                                       365,929
                                                                                    ----------

          COMMON STOCKS - Continued
 Shares                                                                                   Value
          Spain - 6.2%
  5,500                         Argentaria SA                                       $   455,384
 15,600                         Banco Santander SA                                      776,968
 32,007                         Telefonica de Espana                                  1,410,662
                                                                                    -----------
                                                                                      2,643,014
                                                                                    -----------

          Sweden - 2.4%
 20,660                         Hennes and Mauritz AB - Class B                       1,038,909
                                                                                    -----------

          Switzerland - 5.7%
    414                         Nestle SA                                               791,076
    581                         Novartis AG                                           1,028,243
     56                         Roche Holding AG                                        606,107
                                                                                    -----------
                                                                                      2,425,426
                                                                                    -----------

          United Kingdom - 15.5%
 27,500                         BOC Group PLC                                           438,640
 34,870                         British Aerospace PLC                                 1,147,429
 20,768                         British Petroleum Company PLC                           298,222
 61,100                         Diageo PLC                                              717,250
 33,900                         Glaxo Wellcome PLC                                      900,355
 46,920                         Imperial Chemical Industries PLC                        831,294
218,070                         LucasVarity PLC                                         873,693
 49,484                         Somerfield PLC                                          296,246
105,931                         Vodafone Group PLC                                    1,104,266
                                                                                    -----------
                                                                                      6,607,395
                                                                                    -----------


          Total Common Stocks (Cost $31,389,272) - 97.2%                            $41,360,258

          Other Assets in Excess of Liabilities - 2.8%                                1,182,386
                                                                                    -----------

          Net Assets - 100.0%                                                       $42,542,644
                                                                                    ===========


(a) Non-income producing security.

See accompanying notes to financial statements.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown International Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on April 16, 1996.

The Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $31,392,260 as of March 31, 1998:

Gross unrealized appreciation.....................................$ 11,106,522
Gross unrealized depreciation.....................................  (1,138,524)
                                                                  ------------
Net unrealized appreciation.......................................$  9,967,998
                                                                  ============

As of March 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $496,302 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $791,824 during the period from November 1, 1997 through March 31, 1998, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $19,366,414 and $15,951,225, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Lowe, Brockenbrough & Tattersall, Inc. (the Adviser), under the terms of an Investment Advisory Agreement, provides general investment supervisory services to the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, Inc. (Oechsle) to provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .25% of its average daily net assets up to $25 million; .225% of the next $25 million of such net assets; and .20% of such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1998, the Fund had forward foreign currency exchange contracts outstanding as follows:
                                                                                                  Net
                                                                                           Unrealized
         Delivery                To Receive                  Initial           Market    Appreciation
           Date                 (To Deliver)                  Value             Value  (Depreciation)
CONTRACTS TO SELL
         04/01/98                   (21,183) AUD      $     (14,256)      $   (14,048)     $    208
                               =============
         04/02/98                   (55,126) AUD            (37,100)          (36,557)          543
                               =============
         04/03/98                   (38,695) AUD            (26,022)          (25,656)          366
                               =============
         04/07/98                   (12,552) AUD             (8,306)           (8,320)          (14)
                               =============
         04/02/98                  (179,500) GBP           (302,637)         (300,591)        2,046
                               =============
         04/03/98                   (76,353) GBP           (128,387)         (127,861)          526
                               =============
         04/06/98                    (6,209) GBP            (10,412)          (10,397)           15
                               =============
         04/01/98                (5,371,337) JPY            (41,606)          (40,280)        1,326
                               =============
         05/27/98              (379,000,000) JPY         (2,998,655)       (2,872,107)      126,548
                               =============
         07/01/98                  (549,000) NZD           (300,704)         (300,110)          594
                               =============           ------------       -----------      --------

TOTAL SELL CONTRACTS                                     (3,868,085)       (3,735,927)      132,158
                                                       ------------       -----------      --------

CONTRACTS TO BUY

04/15/98                          6,357,116  BEF            168,260           166,747        (1,513)
                               =============
04/30/98                          1,574,043  FRF            258,131           254,761        (3,370)
                               =============
04/07/98                            120,838  GBP            202,295           202,358            63
                               =============
04/01/98                             84,868  NZD             47,781            46,920          (861)
                               =============
04/02/98                            144,806  NZD             81,815            80,057        (1,758)
                               =============
04/03/98                            179,257  NZD            100,922            99,048        (1,874)
                               =============
04/07/98                             40,131  NZD             22,221            22,158           (63)
                               =============           ------------       -----------      --------
TOTAL BUY CONTRACTS                                         881,425           872,049        (9,376)
                                                       ------------       -----------      --------

NET CONTRACTS                                           $(2,986,660)      $(2,863,878)     $122,782
                                                       ============       ===========      ========


AUD                        - Australian Dollar
BEF                        - Belgian Franc
FRF                        - French Franc
GBP                        - British Pound Sterling
JPY                        - Japanese Yen
NZD                        - New Zealand Dollar

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown International Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period April 16, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown International Equity Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

THE JAMESTOWN SHORT TERM BOND FUND
No Load Mutual Fund



Annual Report
March 31, 1998




Investment Adviser
Tattersall Advisory Group, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
1.804.288.0404



Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.443.4249

                       THE JAMESTOWN SHORT TERM BOND FUND

                     MANAGEMENT AND DISCUSSION AND ANALYSIS

                                 March 31, 1998

PERFORMANCE OF THE JAMESTOWN SHORT TERM BOND FUND

FISCAL YEAR ENDED MARCH 31, 1998
There is something about the beginning of a year that encourages thoughts of a slowdown. It could be that after the normal Christmas retail frenzy, consumers are expected to be "spent out." Or it could be that during the inclement weather of the winter months, consumers are supposed to stay at home. Not only did they not stay at home, but they were out buying homes! During the so-called slow months, housing activity soared in response to the unbeatable combination of unusually mild weather and low interest rates. Consumer and business spending more than offset the Asian-induced weakness from the trade sector so that the economy is on track to turn in a 1st quarter performance that will most likely exceed the 3% level. Activity in Europe was also brisk, with inflation as elusive there as it is in the U.S. Interest rates fell for all G-7 countries with rates in Japan and the U.S. falling the least. With short term interest rates falling slightly for the quarter of 1998, the bond market's performance was dominated by coupon return. The Jamestown Short Term Bond Fund provided a return of 5.76% for the fiscal year ended March 31, 1998. The 3-Month Treasury Bill Index returned 5.35%, while the Merrill Lynch 1-3 Year Treasury Index returned 7.51% for the same period.

With no clear trend in the direction of rates, duration strategy for us or for any manager was a non-event as sectors saw all of the action. Battered by huge new issuance and Asian credit concerns, corporates started the year with historically attractive yield spreads versus Treasuries, reached a peak in late January, before narrowing again with the help of decent earnings reports and a strong stock market. Our strategy was to be overweighted in shorter liquid securities as well as corporates and mortgages. The latter sector was initially hurt by the acceleration in prepayment speeds, an event for which we had prepared the portfolio, but began to outperform as low interest rate volatility helped to calm investors' concerns. The asset-backed market outperformed Treasuries, which was quite an accomplishment considering the huge amount of new issues the market was forced to digest during the quarter.

LOOKING AHEAD
We expect the market to establish a trend before this year ends, and that trend will most likely be to lower rates. Between now and then, however, the market will stay on edge purely from inflation worries associated with a strong economy. The Federal Reserve should remain firmly on hold. The risk to bond holders is that domestic demand remains too strong and the effect of the Asian slowdown too weak for the Federal Reserve to pursue price stability with unchanged interest rates. The latest unemployment report should help to mitigate this risk, and we expect to extend durations if more weakness materializes.

As opposed to this time last year when we were frustrated by the lack of opportunity in sectors, we are energized by what we see this year. We start the second quarter very liquid, with a moderate weighting in corporates. We will watch carefully the trend of corporate earnings, realizing that the stock market, and thus, corporate spreads are vulnerable to negative surprises. We are currently looking to add to our mortgage position with an emphasis on those securities that are protected from prepayments. This strategy has worked well since the end of last year, and we expect it to continue to work well with call protection priced as cheaply as it is. Asset-backed securities provide another cheap source of prepayment protection and we plan to remain overweighted in this sector as well. Finally, we expect closed-end funds to continue to provide a steady source of outperformance as prices converge to net asset values.

Although interest rates are essentially unchanged so far this year, there certainly have been opportunities to outperform the bond market. We not only expect these opportunities to continue, but we intend to fully participate in all of them.

THE JAMESTOWN SHORT TERM BOND FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Short Term Bond Fund, the Merrill Lynch 1-3 Year Treasury Index, the 90-Day Treasury Bill Index and the Consumer Price Index.
MERRILL LYNCH 1-3 YEAR TREASURY INDEX:           THE JAMESTOWN SHORT TERM
                                                         BOND FUND:

                QTRLY                                       QTRLY
    DATE       RETURN       BALANCE           DATE         RETURN       BALANCE
01/31/92                   10,000         01/31/92                      10,000
03/31/92        0.31%      10,031         03/31/92          0.25%       10,025
06/30/92        2.88%      10,319         06/30/92          2.03%       10,229
09/30/92        2.98%      10,627         09/30/92          2.14%       10,448
12/31/92        0.18%      10,646         12/31/92          0.15%       10,463
03/31/93        2.21%      10,882         03/31/93          1.95%       10,667
06/30/93        1.08%      10,999         06/30/93          1.27%       10,803
09/30/93        1.44%      11,157         09/30/93          1.34%       10,947
12/31/93        0.59%      11,222         12/31/93          0.61%       11,015
03/31/94       -0.50%      11,166         03/31/94         -0.48%       10,962
06/30/94        0.08%      11,176         06/30/94          0.23%       10,987
09/30/94        0.99%      11,286         09/30/94          0.93%       11,090
12/31/94        0.00%      11,286         12/31/94         -0.05%       11,084
03/31/95        3.36%      11,665         03/31/95          3.38%       11,458
06/30/95        3.21%      12,039         06/30/95          3.01%       11,803
09/30/95        1.50%      12,220         09/30/95          1.33%       11,960
12/31/95        2.52%      12,528         12/31/95          2.62%       12,273
03/31/96        0.33%      12,570         03/31/96          0.25%       12,304
06/30/96        1.01%      12,696         06/30/96          0.77%       12,399
09/30/96        1.65%      12,906         09/30/96          1.56%       12,592
12/31/96        1.90%      13,151         12/31/96          1.56%       12,788
03/31/97        0.66%      13,239         03/31/97          1.04%       12,920
06/30/97        2.20%      13,530         06/30/97          1.56%       13,122
09/30/97        1.96%      13,795         09/30/97          1.46%       13,313
12/31/97        1.68%      14,027         12/31/97          1.35%       13,493
03/31/98        1.47%      14,233         03/31/98          1.27%       13,665


       CONSUMER PRICE INDEX:                   90-DAY TREASURY BILL INDEX:

               QTRLY                                      QTRLY
    DATE      RETURN     BALANCE             DATE        RETURN         BALANCE
01/31/92                 10,000           01/31/92                      10,000
03/31/92       0.40%     10,040           03/31/92         0.64%        10,064
06/30/92       0.80%     10,120           06/30/92         1.10%        10,174
09/30/92       0.70%     10,191           09/30/92         1.01%        10,277
12/31/92       0.80%     10,273           12/31/92         0.77%        10,357
03/31/93       0.90%     10,365           03/31/93         0.78%        10,437
06/30/93       0.60%     10,427           06/30/93         0.77%        10,518
09/30/93       0.40%     10,469           09/30/93         0.82%        10,604
12/31/93       0.70%     10,542           12/31/93         0.78%        10,687
03/31/94       0.50%     10,595           03/31/94         0.77%        10,768
06/30/94       0.60%     10,659           06/30/94         0.96%        10,872
09/30/94       0.90%     10,755           09/30/94         1.08%        10,989
12/31/94       0.60%     10,819           12/31/94         1.33%        11,135
03/31/95       0.80%     10,906           03/31/95         1.50%        11,302
06/30/95       0.90%     11,004           06/30/95         1.50%        11,472
09/30/95       0.40%     11,048           09/30/95         1.42%        11,635
12/31/95       0.50%     11,104           12/31/95         1.47%        11,806
03/31/96       0.80%     11,193           03/31/96         1.23%        11,951
06/30/96       1.10%     11,316           06/30/96         1.29%        12,105
09/30/96       0.44%     11,366           09/30/96         1.38%        12,273
12/31/96       0.82%     11,460           12/31/96         1.30%        12,433
03/31/97       0.69%     11,539           03/31/97         1.28%        12,591
06/30/97       0.19%     11,561           06/30/97         1.36%        12,763
09/30/97       0.44%     11,611           09/30/97         1.34%        12,934
12/31/97       0.62%     11,683           12/31/97         1.25%        13,096
03/31/98       0.12%     11,697           03/31/98         1.30%        13,266

The Jamestown Short Term Bond Fund Average Annual Total Returns
1 Year         5 Years        Since Inception*
5.76%          5.08%          5.16%

*Initial public offering of shares was January 21, 1992.

Past performance is not predictive of future performance.

                       THE JAMESTOWN SHORT TERM BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998
ASSETS
Investments in securities:
                        At acquisition cost                      $  8,930,770
                                                                 ============
                        At value (Note 1)                        $  8,927,938
Investments in repurchase agreements (Note 1)                       1,224,000
Cash                                                                      799
Principal paydowns receivable                                           6,681
Interest receivable                                                    51,519
Due from Adviser (Note 3)                                               4,206
Other assets                                                              251
                                                                 ------------
                        TOTAL ASSETS                               10,215,394
                                                                 ------------

LIABILITIES
Accrued administration fees (Note 3)                                    2,000
Other accrued expenses                                                  1,530
                                                                 ------------
                        TOTAL LIABILITIES                               3,530
                                                                 ------------

NET ASSETS                                                       $ 10,211,864
                                                                 ============

Net assets consist of:
Paid-in capital                                                  $ 10,805,414
Accumulated net realized losses from security transactions           (592,016)
Undistributed net investment income                                     1,298
Net unrealized depreciation on investments                             (2,832)
                                                                 ------------
                        Net assets                               $ 10,211,864
                                                                 ============


Shares of beneficial interest outstanding
                        (unlimited number of shares
                        authorized, no par value)                   1,062,311
                                                                 ============

Net asset value, offering price and redemption price
                        per share (Note 1)                       $       9.61
                                                                 ============



See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998

INVESTMENT INCOME
                       Interest                                                               $ 616,998
                                                                                              ---------

EXPENSES
                       Investment advisory fees (Note 3)                                         37,708
                       Administration fees (Note 3)                                              24,000
                       Professional fees                                                         12,496
                       Trustees' fees and expenses                                                5,405
                       Pricing costs                                                              4,809
                       Custodian fees                                                             3,600
                       Postage and supplies                                                       2,080
                       Printing of shareholder reports                                            1,859
                       Registration fees                                                          1,464
                       Other expenses                                                             1,474
                                                                                              ---------
                                              TOTAL EXPENSES                                     94,895
                       Fees waived and expenses reimbursed by the Adviser (Note 3)              (44,617)
                                                                                              ---------
                                              NET EXPENSES                                       50,278
                                                                                              ---------

NET INVESTMENT INCOME                                                                           566,720
                                                                                              ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
                       Net realized losses from security transactions                           (45,768)
                       Net change in unrealized appreciation/depreciation on investments         48,104
                                                                                              ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                  2,336
                                                                                              ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                    $ 569,056
                                                                                              =========
See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997

                                                                                                             Year              Year
                                                                                                            Ended             Ended
                                                                                                        March 31,          March 31,
                                                                                                             1998              1997
FROM OPERATIONS:
                          Net investment income                                                    $     566,720        $   581,834
                          Net realized losses from security transactions                                 (45,768)          (101,843)
                          Net change in unrealized appreciation/depreciation
                                                    on investments                                        48,104             (3,365)
                                                                                                   -------------        ------------
Net increase in net assets from operations                                                               569,056            476,626
                                                                                                   -------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
                          From net investment income                                                    (568,054)          (582,861)
                                                                                                   -------------        ------------

FROM CAPITAL SHARE TRANSACTIONS:
                          Proceeds from shares sold                                                    2,162,478          2,203,737
                          Net asset value of shares issued in reinvestment
                                                    of distributions to shareholders                     568,054            582,861
                          Payments for shares redeemed                                                (2,444,148)        (2,181,641)
                                                                                                   -------------        ------------
Net increase in net assets from capital share transactions                                               286,384            604,957
                                                                                                   -------------        ------------

TOTAL INCREASE IN NET ASSETS                                                                             287,386            498,722

NET ASSETS:
                          Beginning of year                                                            9,924,478          9,425,756
                                                                                                   -------------        ------------
                          End of year - (including undistributed net investment
                                                    income of $1,298 and $2,632, respectively)     $  10,211,864        $ 9,924,478
                                                                                                   =============        ============



Capital share activity:

                          Sold                                                                           223,127            226,810
                          Reinvested                                                                      59,049             60,494
                          Redeemed                                                                      (252,774)          (224,329)
                                                                                                   -------------        ------------
                          Net increase in shares outstanding                                              29,402             62,975
                          Shares outstanding, beginning of year                                        1,032,909            969,934
                                                                                                   -------------        ------------
                          Shares outstanding, end of year                                              1,062,311          1,032,909
                                                                                                   =============        ============



See accompanying notes to financial statements.

THE JAMESTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                    Years Ended March 31,
                                                                    1998         1997       1996         1995         1994

Net asset value at beginning of year                               $9.61        $9.72      $9.64        $9.82       $10.07
                                                                 -------       ------     ------      -------      -------
Income from investment operations:
             Net investment income                                  0.54         0.58       0.62         0.60         0.51
             Net realized and unrealized gains (losses)
                          on investments                            0.00        (0.11)      0.08        (0.17)       (0.23)
                                                                 -------       ------     ------      -------      -------
Total from investment operations                                    0.54         0.47       0.70         0.43         0.28
                                                                 -------       ------     ------      -------      -------

Less distributions:
             Dividends from net investment income                  (0.54)       (0.58)     (0.62)       (0.61)       (0.51)
             Distributions from net realized gains                    --           --         --           --        (0.02)
                                                                 -------       ------     ------      -------      -------
Total distributions                                                (0.54)       (0.58)     (0.62)       (0.61)       (0.53)
                                                                 -------       ------     ------      -------      -------

Net asset value at end of year                                     $9.61        $9.61      $9.72        $9.64        $9.82
                                                                 =======       ======     ======      =======      =======

Total return                                                        5.76%        5.01%      7.38%        4.53%        2.76%
                                                                 =======       ======     ======      =======      =======

Net assets at end of year (000's)                                $10,212       $9,924     $9,426      $14,122      $18,715
                                                                 =======       ======     ======      =======      =======

Ratio of net expenses to average net assets (a)                     0.50%        0.50%      0.50%        0.50%        0.50%

Ratio of net investment income to average net assets                5.64%        5.96%      6.27%        6.04%        5.22%

Portfolio turnover rate                                              109%          62%       157%         144%         324%


(a) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.95%, 0.94%, 0.85%, 0.85%, and 0.81% for the years ended March 31, 1998, 1997, 1996,
1995, and 1994, respectively (Note 3).



See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998

    Par Value                                                                                               Value
                 COMMERCIAL PAPER - 39.8%
$    400,000                          American Express Company, due 06/30/1998                    $       394,550
     400,000                          American General, due 07/07/1998                                    394,072
     400,000                          E. I. DuPont de Nemours & Company, due 08/13/1998                   391,952
     425,000                          Household Finance, due 05/14/1998                                   422,269
     400,000                          John Deere Capital Corporation, due 06/24/1998                      394,904
     400,000                          Merrill Lynch, due 07/30/1998                                       392,707
     400,000                          Procter & Gamble Company, due 04/09/1998                            399,500
     425,000                          Prudential Funding Corporation, due 04/17/1998                      423,950
     425,000                          Stanley Works Corporation, due 05/15/1998                           422,179
     425,000                          Walt Disney Company, due 04/29/1998                                 423,235
                                                                                                  ---------------
                 Total Commercial Paper (Cost $4,059,318)                                         $     4,059,318
                                                                                                  ---------------

                 U.S. TREASURY AND AGENCY OBLIGATIONS - 6.4%
                 U.S. Treasury Notes - 0.6%
$     50,000                          5.125%, due 04/30/1998                                      $        49,985
      10,000                          6.50%, due 05/31/2001                                                10,242
                                                                                                  ---------------
                                                                                                           60,227
                                                                                                  ---------------

                 U.S. Treasury Inflation-Protection Notes - 1.9%
     200,000                          3.625%, due 07/15/2002                                              199,785
                                                                                                  ---------------

                 Federal National Mortgage Association - 3.9%
     400,000                          due 04/22/1998                                                      398,704
                                                                                                  ---------------

                 Total U.S. Treasury and Agency Obligations (Cost $659,303)                       $       658,716
                                                                                                  ---------------

                 MORTGAGE-BACKED SECURITIES - 16.9%
                 Federal Home Loan Mortgage Corporation - 1.3%
$    100,024                          Pool #1272-D, 7.50%, due 11/15/2005                         $       100,805
      36,975                          Pool #162-E, 7.00%, due 02/15/2020                                   36,905
                                                                                                  ---------------
                                                                                                          137,710
                                                                                                  ---------------

                 Federal National Mortgage Association - 3.5%
     141,909                          Pool #124029, 8.00%, due 12/01/2002                                 144,256
     210,000                          Series #94-13-PE, 5.8%, due 12/25/2006                              208,688
                                                                                                  ---------------
                                                                                                          352,944
                                                                                                  ---------------

                 Government National Mortgage Association - 2.3%
     231,221                          Pool #8484, 7.00%, adjustable rate, due 08/20/2024                  237,038
                                                                                                  ---------------


                 Student Loan Marketing Association - 4.3%
     438,453                          Series #97-2-A1, 5.704%, adjustable rate, due 10/25/2005            437,083
                                                                                                  ---------------

   Par Value                                                                                                Value
                 MORTGAGE-BACKED SECURITIES - Continued
                 Other Mortgage-Backed Securities - 5.5%
                                      Lehman Brothers Mortgage Trust #91-2-A1,
$    241,512                                               8.00%, due 03/20/1999                  $       243,399
                                      GE Capital Mortgage Services, Inc. #93-4A-A1,
      88,720                                               6.45%, adjustable rate, due 03/25/2023          88,914
                                      GE Capital Mortgage Services, Inc. #94-2-A4,
     230,000                                               6.00%, due 01/25/2009                          228,850
                                                                                                  ---------------
                                                                                                          561,163
                                                                                                  ---------------
                 Total Mortgage-Backed Securities (Cost $1,724,470)                               $     1,725,938
                                                                                                  ---------------

                 ASSET-BACKED SECURITIES - 6.9%
                                      CIT RV Trust #96-A-A1,
$    229,289                                               5.40%, due 12/15/2011                  $       227,068
                                      Fleetwood Credit Corp. Grantor Trust #97-B-A,
     237,075                                               6.40%, due 05/15/2013                          237,815
                                      Premier Auto Trust #95-1-A6,
     238,346                                               8.05%, due 04/04/2000                          240,281
                                                                                                  ---------------
                 Total Asset-Backed Securities (Cost $705,679)                                    $       705,164
                                                                                                  ---------------


                 CORPORATE BONDS - 17.4%
                                      Caterpillar Financial, Inc.,
$    400,000                                               5.81%, due 07/05/2000                  $       398,964
                                      Enron Corporation,
     290,000                                               6.45%, due 11/15/2001                          291,119
                                      International Bank Reconstruction and Development,
     265,000                                               5.10%, due 09/15/1999                          262,627
                                      International Lease Finance Medium Term Notes,
     245,000                                               6.55%, due 09/15/2000                          247,600
                                      Norwest Financial Corporation,
     400,000                                               6.05%, due 11/19/1999                          401,012
                                      Xerox Corporation Medium Term Notes,
     175,000                                               7.13%, due 04/30/1999                          177,480
                                                                                                  ---------------
                 Total Corporate Bonds (Cost $1,782,000)                                          $     1,778,802
                                                                                                  ---------------

                 Total Investments at Value (Cost $8,930,770) - 87.4%                             $     8,927,938
                                                                                                  ---------------

        Face
      Amount                                                                                                Value
                 REPURCHASE AGREEMENTS (a) - 12.0%
$  1,224,000     Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
                                      repurchase proceeds $1,224,179 (Cost $1,224,000)            $     1,224,000
                                                                                                  ---------------

                 Total Investments and Repurchase Agreements
                                      at Value - 99.4%                                            $    10,151,938

                 Other Assets in Excess of Liabilities - 0.6%                                              59,926
                                                                                                  ---------------

                 Net Assets - 100.0%                                                              $    10,211,864
                                                                                                  ===============

(a) Joint repurchase agreement is fully collaterized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024, $14,335,000 GNMA II; Pool #8932 , 7.00%, due
03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $1,244,806.


                     See accompanying notes to financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Short Term Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 21, 1992.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of high quality short-term fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $8,930,770 as of March 31, 1998:

Gross unrealized appreciation.......................................$   12,111
Gross unrealized depreciation.......................................   (14,943)
                                                                      --------
Net unrealized depreciation.........................................$   (2,832)
                                                                     =========

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations. As if March 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $586,098 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $5,918 during the period from November 1, 1997 through March 31, 1998, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,987,978 and $6,352,933, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Tattersall Advisory Group, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Fund to .50% of its average daily net assets; accordingly, the Adviser waived its entire investment advisory fee of $37,708 and reimbursed the Fund for $6,909 of other operating expenses for the year ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Short Term Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Short Term Bond Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
No Load Mutual Fund



Annual Report
March 31, 1998




Investment Adviser
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
1.804.288.0404



Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.443.4249

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998


PERFORMANCE OF THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1998, The Jamestown Tax Exempt Virginia Fund had a total return of 8.01% after operating expenses. The Lipper Intermediate Municipal Bond Index advanced 8.03% during this same period. Some key characteristics of the fund are as follows:

---------------------------------------------- --------------------
Average Effective Maturity/Duration            8.2 yrs/6.1 yrs
---------------------------------------------- --------------------
---------------------------------------------- --------------------
Average Weighted Coupon                        5.7%
---------------------------------------------- --------------------
---------------------------------------------- --------------------
SEC Yield                                      4.2%
---------------------------------------------- --------------------
---------------------------------------------- --------------------
Average Credit Quality                         AA+
---------------------------------------------- --------------------

During the first three months of this year, the municipal bond market experienced a massive avalanche of new issue supply, with total volume up 70% from 1997 levels. This increase in issuance has prevented municipal yields from falling as sharply as taxable yields over the past year. Also, the municipal yield curve maintains a decent shape, where the difference in yield between 2-year insured bonds and 17-year insured bonds is roughly 120 basis points. Beyond long intermediates, however, the reward associated with additional length is quite modest, since 30-year insured bonds yield only about 13 basis points more than 17-year paper. By comparison the taxable yield curve is extremely flat, with 30-year Treasuries yielding only 40 basis points more than 2-year paper. Therefore, municipals are very attractive on a relative yield basis to taxable bonds, and we find the most value in 10-15 year, AAA, insured municipal bonds.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund and the Lehman Municipal Bond Index.

   LEHMAN MUNICIPAL BOND INDEX:               THE JAMESTOWN TAX EXEMPT
                                                    VIRGINIA FUND:
               QTRLY                                    QTRLY
DATE          RETURN      BALANCE            DATE      RETURN      BALANCE
09/01/93                  10,000         09/01/93                   10,000
09/30/93       1.14%      10,114         09/30/93       1.20%       10,120
12/31/93       1.41%      10,256         12/31/93       1.54%       10,275
03/31/94      -5.49%       9,693         03/31/94      -4.35%        9,828
06/30/94       1.11%       9,801         06/30/94       0.79%        9,906
09/30/94       0.68%       9,868         09/30/94       0.72%        9,978
12/31/94      -1.44%       9,726         12/31/94      -0.80%        9,898
03/31/95       7.07%      10,414         03/31/95       4.73%       10,366
06/30/95       2.41%      10,665         06/30/95       2.21%       10,596
09/30/95       2.87%      10,971         09/30/95       1.98%       10,806
12/31/95       4.13%      11,424         12/31/95       2.78%       11,106
03/31/96      -1.20%      11,287         03/31/96      -0.59%       11,041
06/30/96       0.76%      11,372         06/30/96       0.63%       11,110
09/30/96       2.29%      11,633         09/30/96       1.65%       11,293
12/31/96       2.55%      11,929         12/31/96       2.15%       11,536
03/31/97      -0.24%      11,901         03/31/97      -0.10%       11,525
06/30/97       3.44%      12,310         06/30/97       2.69%       11,835
09/30/97       3.02%      12,682         09/30/97       2.12%       12,086
12/31/97       2.71%      13,026         12/31/97       2.20%       12,352
03/31/98       1.15%      13,175         03/31/98       0.78%       12,448

LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
               QTRLY
    DATE      RETURN      BALANCE
09/01/93                  10,000
09/30/93       1.14%      10,114
12/31/93       1.18%      10,233
03/31/94      -3.89%       9,835
06/30/94       0.92%       9,926
09/30/94       0.59%       9,984
12/31/94      -3.54%       9,631
03/31/95       4.94%      10,107
06/30/95       1.66%      10,274
09/30/95       2.26%      10,507
12/31/95       2.58%      10,778
03/31/96      -0.66%      10,707
06/30/96       0.49%      10,759
09/30/96       1.63%      10,934
12/31/96       2.09%      11,163
03/31/97      -0.09%      11,153
06/30/97       2.57%      11,439
09/30/97       2.36%      11,709
12/31/97       2.07%      11,952
03/31/98       0.89%      12,058
The Jamestown Tax Exempt Virginia Fund Average Annual Total Returns
1 Year         Since Inception*
8.00%          4.89%

*Initial public offering of shares was September 1, 1993.
Past performance is not predictive of future performance.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998
ASSETS
  Investments in securities:
                        At acquisition cost                 $ 17,429,901
                                                            ============
                        At value (Note 1)                   $ 18,012,103
  Interest receivable                                            240,742
  Other assets                                                       290
                                                            ------------
                        TOTAL ASSETS                          18,253,135
                                                            ------------

LIABILITIES
  Dividends payable                                               28,883
  Payable for capital shares redeemed                                419
  Accrued advisory fees (Note 3)                                   5,195
  Accrued administration fees (Note 3)                             2,280
  Other accrued expenses                                           3,630
                                                            ------------
                        TOTAL LIABILITIES                         40,407
                                                            ------------

NET ASSETS                                                  $ 18,212,728
                                                            ============

Net assets consist of:
Paid-in capital                                             $ 17,629,744
Accumulated net realized gains from
  security transactions                                              782
Net unrealized appreciation on investments                       582,202
                                                            ------------
                      Net assets                            $ 18,212,728
                                                            ============

Shares of beneficial interest outstanding
                      (unlimited number of shares
                      authorized, no par value)                1,793,260
                                                            ============

Net asset value, offering price and redemption
                      price per share (Note 1)              $      10.16
                                                            ============


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                             STATEMENT OF OPERATIONS

                            Year Ended March 31, 1998
INVESTMENT INCOME
  Interest                                                                   $   788,716
                                                                             -----------

EXPENSES
  Investment advisory fees (Note 3)                                               61,250
  Administration fees (Note 3)                                                    25,157
  Professional fees                                                                8,996
  Pricing costs                                                                    5,831
  Trustees' fees and expenses                                                      5,405
  Custodian fees                                                                   3,600
  Printing of shareholder reports                                                  2,912
  Registration fees                                                                2,733
  Postage and supplies                                                             2,338
  Other expenses                                                                   1,561
                                                                             -----------
                                 TOTAL EXPENSES                                  119,783
  Fees waived by the Adviser (Note 3)                                             (4,939)
                                                                             -----------
                                 NET EXPENSES                                    114,844
                                                                             -----------

NET INVESTMENT INCOME                                                            673,872
                                                                             -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                   57,902
  Net change in unrealized appreciation/depreciation on investments              399,917
                                                                             -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                 457,819
                                                                             -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $ 1,131,691
                                                                             ===========


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                       Years Ended March 31, 1998 and 1997

                                                                         Year                Year
                                                                        Ended               Ended
                                                                    March 31,           March 31,
                                                                         1998                1997
FROM OPERATIONS:
  Net investment income                                          $    673,872        $    468,504
  Net realized gains from security transactions                        57,902              16,747
  Net change in unrealized appreciation/depreciation
                            on investments                            399,917             (32,780)
                                                                 ------------        ------------
Net increase in net assets from operations                          1,131,691             452,471
                                                                 ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
                          From net investment income                 (673,872)           (468,504)
                                                                 ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                         8,481,218           3,430,016
  Net asset value of shares issued in reinvestment
                            of distributions to shareholders          360,594             251,004
  Payments for shares redeemed                                     (2,284,029)         (1,247,016)
                                                                 ------------        ------------
Net increase in net assets from capital share transactions          6,557,783           2,434,004
                                                                 ------------        ------------

TOTAL INCREASE IN NET ASSETS                                        7,015,602           2,417,971

NET ASSETS:
  Beginning of year                                                11,197,126           8,779,155
                                                                 ------------        ------------
  End of year                                                    $ 18,212,728        $ 11,197,126
                                                                 ============        ============


Capital share activity:

  Sold                                                                843,460             349,394
  Reinvested                                                           35,724              25,420
  Redeemed                                                           (225,366)           (126,290)
                                                                 ------------        ------------
  Net increase in shares outstanding                                  653,818             248,524
  Shares outstanding, beginning of year                             1,139,442             890,918
                                                                 ------------        ------------
  Shares outstanding, end of year                                   1,793,260           1,139,442
                                                                 ============        ============


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
                                                                                                                    Period
                                                                                Years ended March 31,                Ended
                                                                                                                 March 31,
                                                                     1998       1997        1996        1995      1994 (a)
Net asset value at beginning of period                              $9.83      $9.85       $9.68       $9.61       $10.00
                                                                  -------    -------      ------      ------      -------
Income from investment operations:
  Net investment income                                              0.44       0.45        0.45        0.44         0.23
  Net realized and unrealized gains (losses) on investments          0.33      (0.02)       0.17        0.07        (0.39)
                                                                  -------    -------      ------      ------      -------
Total from investment operations                                     0.77       0.43        0.62        0.51        (0.16)
                                                                  -------    -------      ------      ------      -------

Less distributions:
  Dividends from net investment income                              (0.44)     (0.45)      (0.45)      (0.44)       (0.23)
                                                                  -------    -------      ------      ------      -------

Net asset value at end of period                                   $10.16      $9.83       $9.85       $9.68        $9.61
                                                                  =======    =======      ======      ======      =======

Total return                                                        8.00%      4.39%       6.51%       5.47%      (2.96)%(c)
                                                                  =======    =======      ======      ======      =======

Net assets at end of period (000's)                               $18,213    $11,197      $8,779      $7,712       $2,056
                                                                  =======    =======      ======      ======      =======

Ratio of net expenses to average net assets (b)                     0.75%      0.75%       0.75%       0.75%        0.75%(c)

Ratio of net investment income to average net assets                4.40%      4.51%       4.57%       4.64%        4.07%(c)

Portfolio turnover rate                                               33%        24%         14%         97%          33%


(a) Represents the period from the commencement of operations
(September 1, 1993) through March 31, 1994.

(b) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04%, 1.62% and 4.83%(c) for the periods ended March 31, 1998, 1997,
1996, 1995 and 1994, respectively (Note 3).

(c) Annualized.


See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
     Par
  Amount                                                                                                Value
                                    VIRGINIA FIXED RATE REVENUE AND GENERAL
                                    OBLIGATION (GO) BONDS - 98.1%
              Arlington Co., Virginia, GO,
$700,000                                   5.60%, due 08/01/2006                                 $    759,409
                                                                                                 ------------

              Augusta Co., Virginia, Industrial Dev. Authority, Hospital, Revenue,
 500,000                                   7.00%, due 09/01/2021, prerefunded 09/01/2001              552,780
                                                                                                 ------------

              Brunswick Co., Virginia, Industrial Dev. Authority, Revenue,
 300,000                                   5.45%, due 07/01/2006                                      320,718
                                                                                                 ------------

              Chesterfield Co., Virginia, GO,
 350,000                                   6.25%, due 07/15/2005                                      378,581
                                                                                                 ------------

              Fairfax Co., Virginia, GO,
 350,000                                   5.60%, due 05/01/2003                                      361,004
                                                                                                 ------------

              Fairfax Co., Virginia, Park Authority, Revenue,
 300,000                                   6.25%, due 07/15/2005                                      326,514
                                                                                                 ------------

              Fairfax Co., Virginia, Sewer, Revenue,
 350,000                                   5.625%, due 07/15/2008                                     381,297
                                                                                                 ------------

              Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 225,000                                   6.25%, due 10/01/2011                                      241,472
                                                                                                 ------------

              Henrico Co., Virginia, GO,
 500,000                                   4.70%, due 01/15/2002                                      511,460
                                                                                                 ------------

              James City Co., Virginia, GO,
 500,000                                   5.25%, due 12/15/2015                                      506,410
                                                                                                 ------------

              Loudoun Co., Virginia, GO,
 300,000                                   5.50%, due 06/01/2009                                      321,204
                                                                                                 ------------

              Lynchburg, Virginia, GO,
 500,000                                   5.30%, due 05/01/2014                                      512,065
                                                                                                 ------------

              Newport News, Virginia, GO,
 400,000                                   5.40%, due 07/01/2002                                      409,048
                                                                                                 ------------

              Norfolk, Virginia, GO,
 300,000                                   5.75%, due 06/01/2011                                      320,718
                                                                                                 ------------

              Norfolk, Virginia, Industrial Dev. Authority, Hospital, Revenue,
 350,000                                   6.80%, due 06/01/2005                                      398,958
                                                                                                 ------------

     Par
  Amount                                                                                                Value
              Virginia - Continued
              Petersburg, Virginia, GO,
$500,000                                   5.125%, due 01/15/2013                                $    505,580
                                                                                                 ------------

              Peumansend Creek, Virginia, Regional Jail Authority, Revenue,
 300,000                                   5.75%, due 06/01/2017                                      319,407
                                                                                                 ------------

              Pittsylvania Co., Virginia, GO,
 300,000                                   5.65%, due 07/01/2006                                      323,646
                                                                                                 ------------

              Portsmouth, Virginia, GO,
 800,000                                   5.00%, due 08/01/2017                                      785,360
                                                                                                 ------------

              Prince William Co., Virginia, GO,
 400,000                                   4.90%, due 08/01/2005                                      413,664
                                                                                                 ------------

              Prince William Co., Virginia, Park Authority, Revenue,
 250,000                                   6.10%, due 10/15/2004                                      273,175
                                                                                                 ------------

              Prince William Co., Virginia, Service Auth. Water & Sewer, Revenue,
 150,000                                   6.40%, due 07/01/2004, prerefunded 07/01/2001              163,063
 500,000                                   5.00%, due 07/01/2003                                      517,685
                                                                                                 ------------
                                                                                                      680,748
                                                                                                 ------------

              Richmond, Virginia, GO,
 400,000                                   6.25%, due 01/15/2018                                      426,276
                                                                                                 ------------

              Richmond, Virginia, Metropolitan Authority, Expressway, Revenue,
 500,000                                   6.05%, due 07/15/2005                                      542,230
                                                                                                 ------------

              Richmond, Virginia, Public Utility, Revenue,
 150,000                                   7.10%, due 01/15/2000, prerefunded 05/15/1998              153,365
                                                                                                 ------------

              Riverside, Virginia, Regional Jail Authority, Revenue,
 300,000                                   5.30%, due 07/01/2002                                      313,533
                                                                                                 ------------

              Roanoke, Virginia, GO,
 300,000                                   6.40%, due 08/01/2012                                      328,281
                                                                                                 ------------

              Roanoke Co., Virginia, Water System, Revenue,
 400,000                                   6.00%, due 07/01/2031, prerefunded 07/01/2001              423,000
                                                                                                 ------------

              Spotsylvania Co., Virginia, GO,
 400,000                                   5.75%, due 07/15/2011                                      425,076
                                                                                                 ------------

     Par
  Amount                                                                                                Value
              Virginia - Continued
              Suffolk, Virginia, GO,
$350,000                                   5.80%, due 06/01/2011                                 $    379,162
                                                                                                 ------------

              Upper Occoquan, Virginia, Sewer Authority, Revenue,
 700,000                                   5.00% due 07/01/2015                                       692,769
                                                                                                 ------------

              Virginia Beach, Virginia, GO,
 325,000                                   6.20%, due 09/01/2013                                      364,045
                                                                                                 ------------

              Virginia College Building Authority, Educational Facilities, Revenue,
 500,000                                   5.00%, due 09/01/2014                                      496,110
                                                                                                 ------------

              Virginia Commonwealth University, Revenue,
 250,000                                   5.75%, due 05/01/2006                                      271,853
                                                                                                 ------------

              Virginia State, GO,
 500,000                                   5.375%, due 06/01/2015                                     514,095
                                                                                                 ------------

              Virginia State Housing Dev. Authority, Commonwealth Mortgages, Revenue,
 150,000                                   5.60%, due 01/01/2002                                      155,112
                                                                                                 ------------

              Virginia State Housing Dev. Authority, Multi Family, Revenue,
 150,000                                   6.60%, due 11/01/2012                                      163,483
 150,000                                   6.30%, due 11/01/2015                                      159,362
                                                                                                 ------------
                                                                                                      322,845
                                                                                                 ------------

              Virginia State Public Building Authority, Revenue,
 500,000                                   6.00%, due 08/01/2003                                      532,205
                                                                                                 ------------

              Virginia State Public School Authority, Revenue,
 250,000                                       5.90%, due 08/01/2006                                  268,360
                                                                                                 ------------

              Virginia State Resource Authority, Solid Waste Disposal System, Revenue,
 500,000                                   5.50%, due 04/01/2015                                      512,115
                                                                                                 ------------

              Virginia State Transportation Board, Revenue,
 350,000                                   6.25%, due 05/15/2012, prerefunded 05/15/2004              384,118
                                                                                                 ------------

              Winchester, Virginia, Ind. Dev. Authority, Educational Facilities, Revenue,
 500,000                                   5.00% due 10/01/2018                                       487,485
                                                                                                 ------------

     Par
  Amount                                                                                                Value
              Virginia - Continued
              York Co., Virginia, Certificates of Participation, Revenue,
$250,000                                   6.625%, due 03/01/2012                                $    265,230
                                                                                                 ------------

              Total Virginia Fixed Rate Revenue and General
                                           Obligation (GO) Bonds (Cost $17,278,281)              $ 17,860,483
                                                                                                 ------------

  Shares
              MONEY MARKETS - 0.8%
 151,620                                   Star Tax Free Fund (Cost $151,620)                    $    151,620
                                                                                                 ------------

                                    Total Investments at Value (Cost $17,429,901) - 98.9%        $ 18,012,103

                                    Other Assets in Excess of Liabilities - 1.1%                      200,625
                                                                                                 ------------

                                    Net Assets - 100.0%                                          $ 18,212,728
                                                                                                 ============
See accompanying notes to financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Tax Exempt Virginia Fund (the Fund) is a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on September 1, 1993.

The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations may be affected by certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and other political and economic developments. If any such developments arise, they could adversely affect the ability of various Virginia issuers to meet their financial obligations and could impact the Fund's portfolio.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. The Fund's securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, if any, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $17,429,901 as of March 31, 1998:

Gross unrealized appreciation......................................$ 591,267
Gross unrealized depreciation.......................................  (9,065)
                                                                   ---------
Net unrealized appreciation .......................................$ 582,202
                                                                   =========


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $11,791,783 and $4,833,802, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .40% of its average daily net assets up to $250 million; .35% of the next $250 million of such net assets; and .30% of such net assets in excess of $500 million. The Adviser currently intends to limit the total operating expenses of the Fund to
 .75% of average daily net assets. Accordingly, the Adviser voluntarily waived $4,939 of its investment advisory fee for the year ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .15% of its average daily net assets up to $200 million and .10% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Tax Exempt Virginia Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Tax Exempt Virginia Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                                 Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                           The Government Street Funds
                         The Alabama Tax Free Bond Fund

                              No Load Mutual Funds




                                  Annual Report
                                 March 31, 1998



                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979
                           The Government Street Funds
                         The Alabama Tax Free Bond Fund

                              No Load Mutual Funds


       Investment Adviser
       T. Leavell & Associates, Inc.
       150 Government Street
       Post Office Box 1307
       Mobile, AL 36633

       Administrator
       Countrywide Fund Services, Inc.
       P.O. Box 5354
       Cincinnati, OH 45201-5354
       1-800-443-4249

       Legal Counsel
       Sullivan & Worcester LLP
       One Post Office Square
       Boston, MA 02109

       Board of Trustees
       Richard Mitchell, President
       Austin Brockenbrough, III
       John T. Bruce
       Charles M. Caravati, Jr. M.D.
       J. Finley Lee, Jr.
       Richard L. Morrill
       Harris V. Morrissette
       Fred T. Tattersall
       Erwin H. Will, Jr.
       Samuel B. Witt, III

       Portfolio Managers
       Thomas W. Leavell and
       Stephen W. Simmons,
         The Government Street Equity Fund
       Mary Shannon Hope,
         The Government Street Bond Fund
       Timothy S. Healey,
         The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders:

         We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ended March 31, 1998.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
         The Government Street Equity Fund achieved a total return of 39.3% for its fiscal year ended March 31, 1998. The total return of the S&P 500 Index was 48.0% for the same twelve month period.

         The environment for investing in common stocks remained extraordinarily positive in 1997 and during 1998's first calendar quarter. Robust economic growth; growth in corporate profitability; strong growth in capital spending; low inflation (and lower inflation expectations); and a strong dollar have all contributed to another remarkable year in the U.S. stock market. These elements combined with a tremendous demand for common stocks by individual investors, 401-K plans, IRAs, and other employee benefit plans have resulted in an unprecedented three consecutive years of annual stock returns in excess of 20%.

         It is hard to imagine that the market can continue its momentum. A strong U.S. economy means that Federal Reserve tightening of interest rates is a realistic concern. In addition, while Asia accounts for only a small proportion of U.S. companies sales, it is a much bigger share of expected sales growth; and the economic situation there remains uncertain. There also is the possibility of lower corporate profitability. Yet, the average stock fund was up 11.9% during the first calendar quarter of 1998 -- a greater return than most analysts were expecting for the entire year.

         Regardless of what occurs, however, the Fund's diversification provides the foundation for a solid, high quality investment. There are eighty-five different companies represented in the portfolio; they are spread across industry and capitalization sectors. Approximately 53% of the Fund's assets are invested in growth stocks; 39% in value stocks; and 8% in cash equivalents. If the market continues its advance, investors in The Government Street Equity Fund will participate; if there is a correction, they are well positioned defensively.

         During the year ended March 31, 1998, the Fund experienced a turnover rate of only 18%; average trading costs were approximately $0.035 per share. Both of these statistics reflect the continued operating efficiency of the Fund. At year end, the net assets of the Fund were $75,643,037; net asset value per share was $43.79.

         In February, Stephen W. Simmons joined T. Leavell & Associates after having spent the last three and a half years managing the $6 billion equity portfolio of the Retirement Systems of Alabama. It is our pleasure to announce that he has been appointed co-manager of The Government Street Equity Fund. He will focus his efforts on the value stock area of the portfolio. In addition, Stephen will be involved in the development of our quantitative stock selection techniques.

THE GOVERNMENT STREET BOND FUND
-------------------------------
         The twelve month period that ended March 31, 1998 was a stellar year for bonds and for The Government Street Bond Fund, as well.

         Continued low inflation in the face of a strong economy, an inactive Federal Reserve Board, the prospects for a balanced budget, and Asian market uncertainties all contributed to the bond market surge in 1997 and early 1998. In addition, the strong U.S. dollar encouraged foreign investors to buy U.S. bonds, and commodity prices fell throughout the year. This latter phenomenon indicates that the current benign inflationary environment is likely to continue.

         The Government Street Bond Fund achieved a total return of 9.6% for its fiscal year ended March 31, 1998. This return is in line with the Lehman Intermediate Government Corporate Bond Index which had a total return of 9.6% for the same twelve month period. The ratio of net investment income to average net assets was 6.4%.

         At year end, 97.2% of the Fund's assets were invested in fixed-income securities rated A or better, and over 50% were invested in AAA bonds. The average maturity and duration of the Fund were 5.6 years and 4.3 years, respectively. The net assets of the Fund were $36,907,953; net asset value per share was $21.06. The ratio of expenses to average net assets was 0.74%.

THE ALABAMA TAX FREE BOND FUND
------------------------------
         The Alabama Tax Free Bond Fund provides Alabama investors with a source of income which is exempt from both federal and state income taxes. The Fund invests in a broad spectrum of high-quality Alabama municipal bond issues with an intermediate average maturity.
It remains the only no-load Alabama municipal bond fund.

         For the fiscal year ended March 31, 1998, the ratio of net investment income to average net assets was 4.2%. To an Alabama investor in the maximum combined federal and state tax brackets of 42.6%, the taxable equivalent of this ratio was 7.3%.

         The total return of the Fund for its fiscal year was 7.4%. This return compares favorably with the 6.1% return of the Lehman Three Year Municipal Bond Index and with the 9.1% return of the Lehman Seven Year Municipal Bond Index over the same twelve month period.

         The net assets of the Fund at March 31, 1998 were $19,938,296; the net asset value per share was $10.49. The weighted average maturity of the Fund's portfolio was 6.9 years. There were 97 issues held by the Fund, all of which were rated A or better by Standard and Poor's or Moody's Investors Service. More than 50% of the Fund's assets were rated AAA.

         Thank you for your continued confidence in The Government Street Funds and in The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                Very truly yours,



                                /s/ Thomas W. Leavell
                                Thomas W. Leavell
                                President
                                T. Leavell & Associates, Inc.



                                /s/ Richard Mitchell
                                Richard Mitchell
                                President
                                The Government Streets Funds
                                The Alabama Tax Free Bond Fund

The Government Street Equity Fund
Comparison of the Change in Value of a $10,000 Investment in The Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price
Index.

                   The Government
                   Street Equity Fund           Standard & Poor's 500 Index     Consumer Price Index

Jun 91             10000                         10000                          10000
                   9795                          9813                           10030
                   10297                         10337                          10090
                   11147                         11203                          10181
Mar 92             10812                         10920                          10253
                   10822                         11127                          10335
                   11214                         11478                          10407
                   11821                         12056                          10491
Mar 93             11857                         12582                          10586
                   11682                         12642                          10649
                   11971                         12968                          10692
                   12194                         13269                          10767
Mar 94             11825                         12766                          10821
                   11471                         12820                          10886
                   12086                         13446                          10984
                   11855                         13443                          11050
Mar 95             12655                         14752                          11138
                   13564                         16161                          11239
                   14385                         17445                          11284
                   15106                         18495                          11340
Mar 96             15941                         19488                          11431
                   16399                         20363                          11558
                   17247                         20992                          11609
                   18351                         22742                          11704
Mar 97             18642                         23352                          11785
                   21733                         27429                          11807
                   23069                         29483                          11859
                   23459                         30330                          11932
Mar 98             25969                         34560                          11947
The Government Street Equity Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
39.1%          16.97%         15.10%
*Initial public offering of shares was June 3, 1991.
Past performance is not predictive of future performance.

The Government Street Bond Fund
Comparison of the Change in Value of a $10,000 Investment in The Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index.

                   The Government                Lehman Government/Corporate
                   Street Bond Fund              Intermediate Bond Index        90-Day Treasury Bill Index

Jun 91             10000                         10000                          10000
                   10045                         10007                          10039
                   10444                         10488                          10193
                   10931                         10992                          10342
Mar 92             10813                         10892                          10445
                   11218                         11323                          10559
                   11706                         11822                          10666
                   11627                         11780                          10748
Mar 93             12125                         12249                          10832
                   12366                         12513                          10916
                   12673                         12796                          11005
                   12650                         12818                          11091
Mar 94             12350                         12558                          11176
                   12261                         12452                          11283
                   12347                         12585                          11405
                   12310                         12571                          11556
Mar 95             12859                         13123                          11729
                   13533                         13778                          11905
                   13727                         14006                          12075
                   14213                         14499                          12253
Mar 96             14072                         14378                          12404
                   14158                         14469                          12563
                   14403                         14726                          12737
                   14731                         15087                          12903
Mar 97             14719                         15070                          13067
                   15146                         15515                          13245
                   15564                         15934                          13423
                   15888                         16275                          13591
Mar 98             16134                         16529                          13768

The Government Street Bond Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
9.61%          5.88%          7.27%
*Initial public offering of shares was June 3, 1991.
Past perfromance is not predictive of future performance.

The Alabama Tax Free Bond Fund
Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the Lehman
3-Year Municipal Bond Index.
                   The Alabama Tax               Lehman 7-Year G.O.             Lehman 3-Year
                   Free Bond Fund                Municipal Bond Index           Municipal Bond Index

                   10000                         10000                          10000
Mar 93             10096                         10255                          10168
                   10380                         10547                          10321
                   10670                         10856                          10467
                   10781                         11004                          10585
Mar 94             10440                         10527                          10445
                   10506                         10673                          10558
                   10562                         10755                          10657
                   10439                         10647                          10658
Mar 95             10927                         11224                          10957
                   11219                         11526                          11189
                   11459                         11905                          11428
                   11735                         12198                          11603
Mar 96             11693                         12172                          11668
                   11724                         12208                          11763
                   11921                         12437                          11918
                   12178                         12757                          12118
Mar 97             12140                         12738                          12168
                   12437                         13092                          12393
                   12690                         13441                          12605
                   12947                         13736                          12784
Mar 98             13043                         13894                          12916
The Alabama Tax Free Bond Fund Average Annual Total Return
1 Year         5 Years        Since Inception*
7.44%          5.26%          5.23%
*Initial public offering of shares was January 15, 1993.
Past performance is not predeictive of future performance.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
====================================================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost...................................   $   38,594,955   $   35,092,994    $  18,988,868
                                                            ===============  ===============  ===============

   At value (Note 1).....................................   $   69,990,927   $   35,479,894    $  19,720,043
Investments in repurchase agreements (Note 1)............        5,612,000          804,000              --
Cash ....................................................              878              562              --
Receivable for capital shares sold.......................           17,392           57,434              850
Interest receivable......................................              818          638,895          250,303
Dividends receivable.....................................           77,845               --              --
Other assets.............................................            1,693            1,168              430
                                                            ---------------  ---------------  ---------------

   TOTAL ASSETS..........................................       75,701,553       36,981,953       19,971,626
                                                            ---------------  ---------------  ---------------

LIABILITIES
Dividends payable........................................            4,819           21,023           19,712
Payable for capital shares redeemed......................            1,200           28,023           2,500
Accrued advisory fees (Note 3)...........................           37,807           15,567            5,018
Accrued administration fees (Note 3).....................           10,850            2,290            2,470
Other accrued expenses and liabilities...................            3,840            7,097            3,630
                                                            ---------------  ---------------  ---------------

   TOTAL LIABILITIES.....................................           58,516           74,000           33,330
                                                            ---------------  ---------------  ---------------

NET ASSETS ..............................................   $   75,643,037   $   36,907,953    $  19,938,296
                                                            ===============  ===============  ===============

Net assets consist of:
Paid-in capital .........................................   $   42,316,546   $   36,951,307    $  19,406,057
Accumulated net realized gains (losses)
   from security transactions............................        1,929,635        ( 434,110 )      ( 198,936 )
Undistributed net investment income......................              884            3,856              --
Net unrealized appreciation on investments...............       31,395,972          386,900          731,175
                                                            ---------------  ---------------  ---------------

Net assets...............................................   $   75,643,037   $   36,907,953    $  19,938,296
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............        1,727,277        1,752,457        1,899,959
                                                            ===============  ===============  ===============

Net asset value, offering price and
   redemption price per share (Note 1)...................   $        43.79   $        21.06    $      10.49
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1998
====================================================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest..............................................   $      183,292   $    2,330,572    $     903,771
   Dividends.............................................          874,608               --               --
                                                            ---------------  ---------------  ---------------

     TOTAL INVESTMENT INCOME.............................        1,057,900        2,330,572          903,771
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 3).....................          375,712          164,236           65,359
   Administrative fees (Note 3)..........................          112,821           25,069           28,029
   Professional fees.....................................           12,021           12,021            8,996
   Pricing costs.........................................            2,033            9,391           13,239
   Printing of shareholder reports.......................            7,522            6,647            5,472
   Custodian fees........................................            8,276            4,111            3,600
   Trustees' fees and expenses...........................            5,405            5,405            5,405
   Postage and supplies..................................            7,135            5,693            5,351
   Registration fees.....................................            6,525            5,465            2,573
   Insurance expense.....................................            3,095            2,059            1,305
   Other expenses........................................            1,074            3,144              873
                                                            ---------------  ---------------  ---------------

     TOTAL EXPENSES......................................          541,619          243,241          140,202
   Fees waived by the Adviser (Note 3)...................               --               --         ( 18,821 )
                                                            ---------------  ---------------  ---------------

     NET EXPENSES........................................          541,619          243,241          121,381
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ...................................          516,281        2,087,331          782,390
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
     from security transactions..........................        2,517,491         ( 36,286 )          1,079
   Net change in unrealized appreciation/depreciation
     on investments......................................       17,143,907          906,779          546,731
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS .......................................       19,661,398          870,493          547,810
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................................   $   20,177,679   $    2,957,824    $   1,330,200
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1998 and 1997
====================================================================================================================================
                                        Government Street        Government Street         Alabama Tax Free
                                           Equity Fund               Bond Fund                 Bond Fund

                                         Year        Year        Year         Year         Year        Year
                                         Ended       Ended       Ended       Ended        Ended       Ended
                                       March 31,  March 31,    March 31,    March 31,    March 31,   March 31,
                                         1998        1997        1998         1997         1998        1997

------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income.............  $ 516,281   $ 536,422   $2,087,331 $1,901,229 $ 782,390     $688,356
  Net realized gains (losses)
    from security transactions......  2,517,491   2,262,399     (36,286)   (201,643)    1,079        6,155
  Net change in unrealized appreciation/
   depreciation on investments...... 17,143,907   4,313,961     906,779    (362,072)  546,731      (76,770)
                                     ----------- ----------- -----------   ----------- ----------- -----------

Net increase in net assets
from operations                       20,177,679  7,112,782    2,957,824    1,337,514   1,330,200     617,741
                                     ----------- ----------- -----------   ----------- ----------- -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........   (527,419)  (526,528)   (2,095,202)  (1,892,341)  (782,390)    (688,356)
  From net realized gains........... (1,732,108)(1,910,988)          --            --         --           --
                                     ----------- ----------- -----------   ----------- ----------- -----------
  Decrease in net assets from distributions
   to shareholders.................. (2,259,527)(2,437,516)   (2,095,202)  (1,892,341)  (782,390)    (688,356)
                                     ----------- ----------- -----------   ----------- ----------- -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold......... 10,616,273  5,118,742     7,696,201    3,531,544   2,804,374    2,068,564
  Net asset value of shares issued in
   reinvestment of distributions
   to shareholders..................  2,175,993  2,347,971     1,871,979    1,663,544     555,482     480,364
  Payments for shares redeemed...... (4,696,332)(3,933,851)   (2,965,314)  (3,915,554)   (770,028) (1,158,134)
                                     ----------- ----------- -----------   ----------- ----------- -----------
Net increase in net assets from
  capital share transactions........  8,095,934   3,532,862    6,602,866    1,279,534   2,589,828   1,390,794
                                     ----------- ----------- -----------   ----------- ----------- -----------

TOTAL INCREASE IN NET ASSETS .......  26,014,086  8,208,128    7,465,488      724,707   3,137,638   1,320,179

NET ASSETS:
  Beginning of year.................  49,628,951 41,420,823   29,442,465   28,717,758  16,800,658  15,480,479
                                     ----------- ----------- -----------   ----------- ----------- -----------

  End of year....................... $75,643,037$49,628,951  $36,907,953  $29,442,465 $19,938,296 $16,800,658
                                     =========== =========== ===========   =========== =========== ===========

UNDISTRIBUTED NET
  INVESTMENT INCOME ................ $       884$    12,022  $     3,856  $    11,727 $        -- $         --
                                     =========== =========== ===========   =========== =========== ===========

Capital share activity:
   Sold.............................    268,759     162,325      365,904      170,003     270,970     202,023
   Reinvested.......................     56,533      76,331       89,389       80,355      53,306      46,910
   Redeemed.........................   (121,016)   (124,086)    (141,456)    (188,067)    (73,918)   (112,871)
                                     ----------- ----------- -----------   ----------- ----------- -----------

   Net increase in shares outstanding    204,276    114,570      313,837       62,291     250,358     136,062
   Shares outstanding, beginning
                         of year       1,523,001  1,408,431    1,438,620    1,376,329   1,649,601   1,513,539
                                     ----------- ----------- -----------   ----------- ----------- -----------

   Shares outstanding, end of year..  1,727,277   1,523,001    1,752,457    1,438,620   1,899,959   1,649,601
                                     =========== =========== ===========   =========== =========== ===========

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
====================================================================================================================================

                                                                   Years Ended March 31,

                                                1998          1997         1996          1995         1994

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year......    $   32.59    $   29.41     $   23.87    $   22.69    $   23.06
                                             -----------  -----------   ----------   ----------   -----------

Income from investment operations:
   Net investment income..................         0.32         0.37          0.40         0.38         0.30
   Net realized and unrealized
     gains (losses) on investments........        12.28         4.50          5.75         1.19       ( 0.37 )
                                             -----------  -----------   ----------   ----------   -----------

Total from investment operations..........        12.60         4.87          6.15         1.57       ( 0.07 )
                                             -----------  -----------   ----------   ----------   -----------

Less distributions:
   Dividends from net investment income...       ( 0.32)      ( 0.36 )      ( 0.40)      ( 0.39)      ( 0.30 )
   Distributions from net realized gains..       ( 1.08)      ( 1.33 )      ( 0.21)          --           --
                                             -----------  -----------   ----------   ----------   -----------
Total distributions.......................       ( 1.40)      ( 1.69 )      ( 0.61)      ( 0.39)      ( 0.30 )
                                             -----------  -----------   ----------   ----------   -----------


Net asset value at end of year............    $   43.79    $   32.59     $   29.41    $   23.87    $   22.69
                                             ===========  ===========   ==========   ==========   ===========

Total return..............................        39.31%       16.94%        25.96%       7.02%      ( 0.31% )
                                             ===========  ===========   ==========   ==========   ===========

Net assets at end of year (000's).........    $  75,643    $  49,629     $  41,421    $  31,473    $  27,101
                                             ===========  ===========   ==========   ==========   ===========

Ratio of net expenses to average net assets(a)     0.86%        0.89%         0.94%       0.91%        1.00%
Ratio of net investment income
   to average net assets..................         0.82%        1.17%         1.50%       1.71%        1.33%
Portfolio turnover rate...................           18%          20%           31%         55%          63%

Average commission rate per share.........    $  0.0351    $  0.0410     $      --    $      --    $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for years ended prior to March
  31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00% and 1.16% for the years ended March 31, 1995 and 1994, respectively.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                  Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
====================================================================================================================================

                                                                   Years Ended March 31,

                                                1998          1997         1996          1995         1994

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year......    $   20.47    $   20.87     $   20.33    $   20.87    $   21.77
                                             -----------  -----------   ----------   ----------   -----------

Income from investment operations:
   Net investment income..................         1.32         1.34          1.35         1.35         1.32
   Net realized and unrealized
     gains (losses) on investments........         0.60       ( 0.40 )        0.54       ( 0.53)      ( 0.90 )
                                             -----------  -----------   ----------   ----------   -----------

Total from investment operations..........         1.92         0.94          1.89         0.82         0.42
                                             -----------  -----------   ----------   ----------   -----------

Less distributions:
   Dividends from net investment income...       ( 1.33)      ( 1.34 )      ( 1.35)      ( 1.36)      ( 1.32 )
                                             -----------  -----------   ----------   ----------   -----------


Net asset value at end of year............    $   21.06    $   20.47     $   20.87    $   20.33    $   20.87
                                             ===========  ===========   ==========   ==========   ===========

Total return..............................        9.61%         4.60%         9.43%        4.12%        1.85%
                                             ===========  ===========   ==========   ==========   ===========

Net assets at end of year (000's).........    $  36,908    $  29,442     $  28,718    $  27,780    $  22,633
                                             ===========  ===========   ==========   ==========   ===========

Ratio of net expenses to average net assets       0.74%         0.75%         0.76%        0.85%        0.86%(a)

Ratio of net investment income
   to average net assets..................        6.35%         6.44%         6.38%        6.68%        6.15%

Portfolio turnover rate...................          10%           20%           10%          11%          10%

(a)      Absent  investment  advisory  fees waived by the  Adviser, the ratios of expenses to average net assets would have been 1.03% for the year ended March 31, 1994.
See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                        Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                                                          Seven
                                                                                          Months    January 15,
                                                           Years Ended March 31,           Ended     1993(b) to
                                                                                         March 31,  August 31,
                                         1998        1997        1996         1995        1994(a)      1993

------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $ 10.18     $ 10.23    $   9.96        $ 9.96     $ 10.30    $  10.00
                                     ----------- ----------- -----------   ----------- ----------- -----------

Income from investment operations:
  Net investment income.............       0.44        0.43         0.42         0.45        0.26        0.23
  Net realized and unrealized
   gains (losses) on investments....       0.31      ( 0.05 )       0.27           --      ( 0.34 )      0.30
                                     ----------- ----------- -----------   ----------- ----------- -----------

Total from investment operations....       0.75        0.38         0.69         0.45      ( 0.08 )      0.53
                                     ----------- ----------- -----------   ----------- ----------- -----------

Less distributions:
  Dividends from net investment income   ( 0.44 )    ( 0.43 )     ( 0.42 )     ( 0.45 )    ( 0.26 )    ( 0.23 )
                                     ----------- ----------- -----------   ----------- ----------- -----------

Net asset value at end of period....  $   10.49   $   10.18   $    10.23    $    9.96   $    9.96   $   10.30
                                     =========== =========== ===========   =========== =========== ===========

Total return........................      7.44%        3.82%        7.02%        4.66%   (1.50%)(d)   8.79%(d)
                                     =========== =========== ===========   =========== =========== ===========

Net assets at end of period (000's).  $  19,938   $  16,801   $   15,480    $  12,816   $   9,716   $   3,429
                                     =========== =========== ===========   =========== =========== ===========

Ratio of net expenses to
average net assets(c)                     0.65%        0.66%        0.75%        0.75%    0.75%(d)    0.75%(d)

Ratio of net investment income
  to average net assets.............      4.19%        4.24%        4.11%        4.56%    4.46%(d)    4.01%(d)

Portfolio turnover rate.............         2%           6%           4%          36%       3%          2%

(a)      Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b)      Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31,
  1998, 1997, 1996, 1995, 1994 and August 31, 1993, respectively (Note 3).

(d)      Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================

     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  AEROSPACE -- 1.3%
        18,200      Boeing Company.............................................................  $    948,675
                                                                                                --------------

                  CHEMICALS AND DRUGS -- 14.9%
        20,000      Becton Dickinson & Company.................................................     1,361,250
        15,000      Biomet, Inc................................................................       450,000
        20,000      Cardinal Health, Inc.......................................................     1,763,750
        20,000      duPont (E.I.) de Nemours & Company.........................................     1,360,000
        13,000      Eli Lilly & Company........................................................       775,125
        18,000      Goodrich (B.F.) Company....................................................       919,125
        15,000      Johnson & Johnson..........................................................     1,099,687
         8,700      Merck & Company, Inc.......................................................     1,116,863
        20,000      Schering-Plough Corporation................................................     1,633,750
        22,000      Sigma-Aldrich Corporation..................................................       819,500
                                                                                                --------------

                      .........................................................................    11,299,050
                                                                                                --------------
                  CONSTRUCTION -- 5.6%
        25,500      Blount, Inc. - Class A.....................................................       758,625
        20,000      Caterpiller, Inc...........................................................     1,101,250
        20,312      Clayton Homes, Inc.........................................................       411,318
        12,000      Florida Rock Industries, Inc...............................................       342,750
         8,000      Lowe's Companies, Inc......................................................       561,500
        25,600      Valspar Corporation........................................................     1,004,800
                                                                                                --------------

                      .........................................................................     4,180,243
                                                                                                --------------
                  CONSUMER PRODUCTS -- 9.4%
        21,633      Archer-Daniels-Midland Company.............................................       475,232
        13,500      Belo (A.H.) Corporation - Class A..........................................       742,500
        12,000      General Motors Corporation.................................................       809,250
        14,500      Gillette Company...........................................................     1,720,969
        15,000      Kimberly-Clark Corporation.................................................       751,875
        12,000      Polygram NV................................................................       556,500
        15,000      Procter & Gamble Company...................................................     1,265,625
        10,000      Sun Microsystems, Inc. (a) ................................................       417,188
         8,000      Newell Company.............................................................       387,500
                                                                                                --------------

                      .........................................................................     7,126,639
                                                                                                --------------
                  DURABLE GOODS -- 15.2%
        12,000      Advanced Micro Devices, Inc.(a) ...........................................       348,750
        20,000      Andrew Corporation(a) .....................................................       396,250
        35,000      Cisco Systems, Inc.(a) ....................................................     2,393,125
        15,000      Compaq Computer Corporation................................................       388,125
         8,000      Computer Assoc. International Inc..........................................       462,000
         9,000      Deere & Company............................................................       577,437
        11,000      Diebold, Inc...............................................................       484,000
        23,000      General Electric Company ..................................................     1,982,313
        15,000      General Signal Corporation ................................................       701,250
         9,000      Intel Corporation..........................................................       702,563
         5,000      International Business Machines Corporation................................       519,375
        16,000      Philips Electronics NV.....................................................     1,175,000
        11,500      Raytheon Company...........................................................       671,312
         6,000      Shared Medical Systems, Inc................................................       470,250
         5,000      Springs Industries, Inc....................................................       274,687
                                                                                                --------------

                                                                                                   11,526,437
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL -- 16.3%
         9,695      Aetna, Inc.................................................................  $    808,927
        15,000      AFLAC, Inc.................................................................       948,750
        10,000      American Express Company...................................................       918,125
        22,000      Federal Home Loan Mortgage Corporation.....................................     1,043,625
        10,000      Fleet Financial Group, Inc.................................................       850,625
         5,000      MBNA Corporation...........................................................       179,063
        28,000      Mellon Bank Corporation....................................................     1,778,000
        14,000      S&P Mid-Cap 400 Depository Receipts........................................       998,156
         8,300      S&P 500 Depository Receipts................................................       913,000
        33,000      Star Banc Corporation .....................................................     1,951,125
        14,000      Synovus Financial Corporation..............................................       519,750
        15,000      Torchmark Corporation......................................................       687,188
        12,000      Travelers, Inc.............................................................       720,000
                                                                                                --------------

                                                                                                   12,316,334
                                                                                                --------------
                  FOOD/BEVERAGES -- 3.1%
         6,000      Anheuser-Busch Companies, Inc..............................................       277,875
        10,000      Campbell Soup Company......................................................       567,500
        40,000      Coca-Cola Enterprises......................................................     1,467,500
         1,000      Vlasic Foods International Inc.(a) ........................................        25,562
                                                                                                --------------

                      .........................................................................     2,338,437
                                                                                                --------------
                  METAL AND MINING -- 0.8%
         9,000      Aluminum Company of America................................................       619,312
                                                                                                --------------

                  OIL/ENERGY -- 7.9%
        12,500      Amoco Corporation..........................................................     1,079,688
        10,000      Baker Hughes, Inc..........................................................       402,500
        13,000      Chevron Corporation........................................................     1,044,063
        14,650      Exxon Corporation..........................................................       990,706
        11,000      Halliburton Company........................................................       552,062
        10,000      Helmerich & Payne, Inc.....................................................       312,500
         5,000      Pennzoil Company...........................................................       323,125
        28,500      Shell Transport & Trading PLC..............................................     1,261,125
                                                                                                --------------

                      .........................................................................     5,965,769
                                                                                                --------------
                  PAPER AND FOREST PRODUCTS -- 1.3%
        11,000      Georgia Pacific Corporation................................................       712,250
        11,000      Georgia Pacific Corporation, Timber Group..................................       282,562
                                                                                                --------------

                      .........................................................................       994,812
                                                                                                --------------
                  RETAIL -- 4.9%
        21,000      American Stores Company....................................................       546,000
        17,700      Home Depot, Inc............................................................     1,193,644
        12,000      Nike, Inc. - Class B  .....................................................       531,000
        11,000      Wal-Mart Stores, Inc.......................................................       558,937
        25,000      Walgreen Company...........................................................       879,687
                                                                                                --------------

                      .........................................................................     3,709,268
                                                                                                --------------
                  SERVICES - COMPUTER -- 2.7%
        11,100      Automatic Data Processing, Inc.............................................       755,494
        24,000      Computer Sciences Corporation(a) ..........................................     1,320,000
                                                                                                --------------

                      .........................................................................     2,075,494
                                                                                                --------------
                  TELECOMMUNICATION EQUIPMENT -- 0.5%
        18,000      Scientific - Atlanta, Inc..................................................       352,125
                                                                                                --------------

                  TRANSPORTATION -- 1.6%
        15,000      FDX Corporation(a) ........................................................     1,066,875
         5,000      Southwest Airlines Company.................................................       147,812
                                                                                                --------------

                                                                                                    1,214,687
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================

     Shares       COMMON STOCKS -- 92.4%                                                              Value

------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES -- 6.9%
        29,000      Ameritech Corporation......................................................  $  1,433,688
        11,000      Bellsouth Corporation......................................................       743,188
        15,490      Duke Power Company.........................................................       922,623
        28,000      SBC Communications, Inc....................................................     1,221,500
        17,000      US West Inc................................................................       930,750
                                                                                                --------------

                                                                                                    5,251,749
                                                                                                --------------


                  TOTAL COMMON STOCKS (COST $38,541,826) ......................................  $69,919,031
                                                                                                --------------


====================================================================================================================================
     Shares       PREFERRED STOCKS -- 0.1%                                                            Value

------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL -- 0.1%
           898      Aetna Inc., Convertible....................................................  $     71,896
                                                                                                --------------

                  TOTAL PREFERRED STOCKS (COST $53,129)  ......................................  $     71,896
                                                                                                --------------


                  TOTAL INVESTMENTS AT VALUE (COST $38,594,955)-- 92.5%  ......................  $ 69,990,927
                                                                                                --------------


====================================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(b) -- 7.4%                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
                    Star Bank, N.A.,
$    5,612,000        5.25%, dated 03/31/1998, due 04/01/1998,
                      repurchase proceeds $5,612,818 (Cost $5,612,000).........................  $  5,612,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.9%  ...............  $ 75,602,927

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ................................        40,110
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 75,643,037
                                                                                                ==============

(a)      Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024; $14,335,000 GNMA II, Pool #8932, 7.00%,
  due 03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
  aggregate market value of the collateral at March 31, 1998 was $28,948,985.
  The funds pro-rata interest in the collateral at March 31, 1998 was $5,760,848.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
====================================================================================================================================

    Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS-- 43.3%                                       Value

------------------------------------------------------------------------------------------------------------------------------------
                  U.S. TREASURY NOTES -- 6.6%
$       70,000      7.875%, due 04/15/1998.....................................................  $     70,066
        50,000      8.25%, due 07/15/1998......................................................        50,391
       855,000      7.125%, due 10/15/1998.....................................................       862,215
       225,000      7.00%, due 04/15/1999......................................................       228,234
       150,000      6.375%, due 07/15/1999.....................................................       151,406
       100,000      8.00%, due 08/15/1999......................................................       103,125
       200,000      6.00%, due 10/15/1999......................................................       201,125
       250,000      7.50%, due 10/31/1999......................................................       256,953
        50,000      7.875%, due 11/15/1999.....................................................        51,734
       100,000      8.50%, due 02/15/2000......................................................       105,063
        20,000      8.75%, due 08/15/2000......................................................        21,369
        50,000      8.50%, due 11/15/2000......................................................        53,437
       140,000      8.00%, due 05/15/2001......................................................       149,231
       125,000      7.875%, due 08/15/2001.....................................................       133,320
                                                                                                --------------

                                                                                                    2,437,669
                                                                                                --------------
                  U.S. TREASURY STRIPS -- 0.1%
                    Coupon Treasury Investment Growth Security,
        11,000        due 08/15/1998...........................................................        10,773
                                                                                                --------------

                  FEDERAL FARM CREDIT BANK BONDS -- 1.4%
       500,000      6.00%, due 01/07/2008......................................................       499,744
                                                                                                --------------

                  FEDERAL HOME LOAN BANK BONDS -- 1.5%
       500,000      7.57%, due 08/19/2004......................................................       543,589
                                                                                                --------------
                      .........................................................................
                  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 9.5%
       240,000      7.12%, due 09/30/2005......................................................       241,089
       500,000      6.345%, due 11/01/2005.....................................................       512,712
       200,000      6.73%, due 01/05/2006......................................................       199,535
       300,000      7.52%, due 04/21/2006......................................................       305,413
       500,000      7.55%, due 04/26/2006 .....................................................       507,734
       895,000      7.44%, due 09/20/2006......................................................       931,398
       800,000      7.04%, due 01/09/2007......................................................       824,645
                                                                                                --------------

                                                                                                    3,522,526
                                                                                                --------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 20.8%
       750,000      7.85%, due 09/10/1998......................................................       756,827
       100,000      8.45%, due 07/12/1999......................................................       103,248
       650,000      6.85%, due 05/04/2001......................................................       650,508
       500,000      6.83%, due 04/02/2003......................................................       501,895
       500,000      6.63%, due 06/20/2005......................................................       520,380
       500,000      8.00%, due 06/15/2006......................................................       502,424
       500,000      7.90%, due 06/28/2006......................................................       508,230
       650,000      7.65%, due 10/06/2006......................................................       667,812
       500,000      7.36%, due 02/07/2007......................................................       507,943
       400,000      7.70%, due 04/10/2007......................................................       412,120
       500,000      6.62%, due 06/25/2007......................................................       522,475
       500,000      7.16%, due 06/26/2007......................................................       507,731
       500,000      7.00%, due 07/17/2007......................................................       507,744
       400,000      6.80%, due 08/27/2012......................................................       416,259
       600,000      6.875%, due 09/24/2012.....................................................       622,744
                                                                                                --------------
                                                                                                    7,708,340
                                                                                                --------------
                  PRIVATE EXPORT FUNDING BONDS -- 1.3%
       470,000      7.90%, due 03/31/2000......................................................       488,675
                                                                                                --------------


                  TENNESSEE VALLEY AUTHORITY BONDS -- 2.1%
       745,000      6.875%, due 01/15/2002.....................................................       760,421
                                                                                                --------------

                  TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (COST $15,861,253) ...............  $ 15,971,737
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     MORTGAGE-BACKED SECURITIES -- 5.4%                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
$       87,566      Series #G92-40, Class G, 7.00%, due 07/25/2002.............................  $     87,301
                                                                                                --------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.8%
        24,444      Pool #15032, 7.50%, due 02/15/2007.........................................        25,063
       494,854      Pool #438434, 6.50%, due 01/01/2013........................................       498,411
        22,329      Pool #176413, 7.50%, due 09/15/2016........................................        22,894
        29,074      Pool #170784, 8.00%, due 12/15/2016........................................        30,101
        25,790      Pool #181540, 8.00%, due 02/15/2017........................................        26,700
       496,499      Pool #366710, 6.50%, due 02/01/2024........................................       491,226
       669,633      Pool #453826, 7.25%, due 09/01/2027........................................       681,352
                                                                                                --------------

                                                                                                    1,775,747
                                                                                                --------------
                  OTHER MORTGAGE-BACKED SECURITIES -- 0.4%
                    Collateralized Mortgage Securities Corporation,
       145,738           Series #1991-8PF, 7.30%, due 08/20/2020...............................       146,506
                                                                                                --------------

                      .........................................................................
                  TOTAL MORTGAGE-BACKED SECURITIES (COST $2,012,567) ..........................  $  2,009,554
                                                                                                --------------

====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                  FINANCE -- 22.7%
                    American Express Company,
$      350,000        8.50%, due 08/15/2001....................................................  $    375,906
                                                                                                --------------

                    AmSouth Bancorp,
       425,000        9.375%, due 05/01/1999...................................................       439,635
       550,000        7.75%, due 05/15/2004....................................................       589,484
                                                                                                --------------

                                                                                                    1,029,119
                                                                                                --------------
                    Associates Corporation, N.A.,
       300,000        8.80%, due 08/01/1998....................................................       302,699
                                                                                                --------------


                    Banc One Corporation,
       600,000        7.00%, due 07/15/2005....................................................       621,659
                                                                                                --------------

                    BankAmerica Corporation,
       496,000        8.375%, due 03/15/2002...................................................       532,474
                                                                                                --------------


                    Bear Stearns Company,
       170,000        9.375%, due 06/01/2001...................................................       185,585
                                                                                                --------------

                    General Electric Capital Corporation,
       100,000        7.24%, due 01/15/2002....................................................       104,053
       150,000        7.50%, due 03/15/2002....................................................       157,571
                                                                                                --------------

                      .........................................................................       261,624
                                                                                                --------------
                    Merrill Lynch & Company, Inc.,
       745,000        7.375%, due 08/17/2002...................................................       778,203
                                                                                                --------------

                    J.P. Morgan & Company,
       500,000        7.25%, due 01/15/2002....................................................       517,155
                                                                                                --------------

                    NationsBank,
       550,000        7.625%, due 04/15/2005...................................................       590,731
                                                                                                --------------

                    Regions Financial Corporation,
       350,000        7.80%, due 12/01/2002....................................................       368,257
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value

------------------------------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.,
$      400,000        7.25%, due 01/15/2000....................................................  $    407,226
       480,000        7.50%, due 02/01/2003....................................................       502,319
                                                                                                --------------

                      .........................................................................       909,545
                                                                                                --------------
                    SouthTrust Bank of Alabama, N.A.,
       500,000        7.00%, due 11/15/2008....................................................       519,350
                                                                                                --------------

                    Transamerica Financial Corporation,
       785,000        7.50%, due 03/15/2004....................................................       828,741
                                                                                                --------------

                    Wachovia Corporation,
       535,000        7.00%, due 12/15/1999....................................................       544,121
                                                                                                --------------


                  TOTAL FINANCE CORPORATE BONDS ...............................................     8,365,169
                                                                                                --------------

                  INDUSTRIAL -- 21.6%
                    BP America Inc.,
       265,000        8.50%,  due 04/15/2001...................................................       283,284
                                                                                                --------------

                    Campbell Soup Company,
       500,000        6.90%, due 10/15/2006....................................................       527,340
                                                                                                --------------

                    Coca-Cola Company,
       401,000        7.875%,  due 09/15/1998..................................................       404,371
       500,000        6.625%,  due 08/01/2004..................................................       512,070
                                                                                                --------------

                                                                                                      916,441
                                                                                                --------------
                    duPont (E.I.) de Nemours & Company,
       150,000        9.15%, due 04/15/2000....................................................       159,309
       300,000        6.75%, due 10/15/2002....................................................       308,528
                                                                                                --------------
                      .........................................................................       467,837
                                                                                                --------------
                    Hanson Overseas,
     1,100,000        7.375%, due 01/15/2003...................................................     1,150,338
                                                                                                --------------

                    International Business Machines Corporation,
     1,000,000        7.25%, due 11/01/2002....................................................     1,048,253
                                                                                                --------------

                    Kimberly-Clark Corporation,
       240,000        8.625%, due 05/01/2001...................................................       258,139
                                                                                                --------------

                    Limited, Inc.,
       150,000        8.875%, due 08/15/1999...................................................       154,943
                                                                                                --------------

                    Mobil Corporation,
       100,000        8.375%, due 02/12/2001...................................................       106,411
                                                                                                --------------

                    Philip Morris Companies, Inc.,
       305,000        7.375%, due 02/15/1999...................................................       308,156
       175,000        7.75%, due 05/01/1999....................................................       177,906
       500,000        7.125%, due 10/01/2004...................................................       516,365
                                                                                                --------------

                                                                                                    1,002,427
                                                                                                --------------
                    Procter & Gamble Company,
       150,000        8.70%, due 08/01/2001....................................................       162,252
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
====================================================================================================================================
    Par Value     CORPORATE BONDS -- 47.4%                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                    Raytheon Company,
$      800,000        6.50%, due 07/15/2005....................................................  $    807,701
                                                                                                --------------

                    Wal-Mart Stores, Inc.,
       170,000        9.10%, due 07/15/2000....................................................       181,501
       100,000        8.625%, due 04/01/2001...................................................       107,255
       745,000        7.50%, due 05/15/2004....................................................       796,906
                                                                                                --------------

                                                                                                    1,085,662
                                                                                                --------------


                  TOTAL INDUSTRIAL CORPORATE BONDS ............................................     7,971,028
                                                                                                --------------

                  UTILITY -- 3.1%
                    Consolidated Edison,
       785,000        7.60%, due 01/15/2000....................................................       805,587
                                                                                                --------------

                    Emerson Electric Company,
       352,000        6.30%, due 11/01/2005....................................................       356,819
                                                                                                --------------

                  TOTAL UTILITY CORPORATE BONDS ...............................................     1,162,406
                                                                                                --------------

                  TOTAL CORPORATE BONDS (COST $17,219,174) ....................................  $ 17,498,603
                                                                                                --------------

                  TOTAL INVESTMENTS AT VALUE (COST $35,092,994)-- 96.1% ......................   $35,479,894
                                                                                                --------------

====================================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(a) -- 2.2%                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
                    Star Bank, N.A.,
$      804,000        5.25%, dated 03/31/1998, due 04/01/1998,
                      repurchase proceeds $804,117 (Cost $804,000).............................  $    804,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.3% ................  $36,283,894

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.7% ................................       624,059
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $36,907,953
                                                                                                ==============

(a) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/2024; $14,335,000 GNMA II, Pool #8932, 7.00%,
  due 03/20/2022; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/2024. The
  aggregate market value of the collateral at March 31, 1998 was $28,948,985.
  The funds pro-rata interest in the collateral at March 31, 1998 was $839,521.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Alabama Housing Finance Auth. Rev.,
$      245,000      4.90%, due 10/01/1998......................................................  $    246,421
                                                                                                --------------

                  Alabama Mental Health Finance Auth. Special Tax,
       300,000      5.00%, due 05/01/2006......................................................       311,295
                                                                                                --------------
                  Alabama State, GO,
       200,000      5.90%, due 03/01/1999......................................................       204,068
       100,000      5.70%, due 12/01/2002......................................................       106,181
                                                                                                --------------

                                                                                                      310,249
                                                                                                --------------
                  Alabama State Corrections Institutions Rev.,
       100,000      4.20%, due 04/01/1998......................................................       100,000
                                                                                                --------------


                  Alabama State Industrial Access Road & Bridge Corp., GO,
       100,000      4.00%, due 06/01/1998......................................................       100,038
       100,000      5.25%, due 06/01/2003......................................................       104,165
                                                                                                --------------

                                                                                                      204,203
                                                                                                --------------
                  Alabama State Mun. Elec. Auth. Power Supply Rev.,
       150,000      5.625%, due 09/01/2000.....................................................       155,486
       340,000      5.75%, due 09/01/2001......................................................       356,742
       400,000      6.50%, due 09/01/2005, prerefunded 09/01/2001 at 101.......................       433,916
                                                                                                --------------

                                                                                                      946,144
                                                                                                --------------
                  Alabama State Public School & College Auth. Rev.,
       100,000      4.40%, due 12/01/2000......................................................       101,275
       130,000      5.00%, due 06/01/2003......................................................       135,194
       250,000      5.25%, due 11/01/2005......................................................       263,898
                                                                                                --------------

                                                                                                      500,367
                                                                                                --------------
                  Alabama Water Pollution Control Rev.,
        25,000      7.00%, due 08/15/2001......................................................        26,092
       190,000      6.25%, due 08/15/2004......................................................       210,560
                                                                                                --------------

                                                                                                      236,652
                                                                                                --------------
                  Anniston, AL, GO,
       250,000      5.50%, due 01/01/2004......................................................       266,562
                                                                                                --------------


                  Anniston, AL, Regional Medical Center Board Hospital Rev.,
        30,000      7.375%, due 07/01/2006, ETM................................................        33,304
                                                                                                --------------


                  Auburn University, Alabama, Rev.,
        25,000      6.10%, due 06/01/1999......................................................        25,663
       150,000      5.20%, due 06/01/2004......................................................       157,318
       325,000      5.25%, due 04/01/2005......................................................       341,887
                                                                                                --------------

                                                                                                      524,868
                                                                                                --------------
                  Baldwin Co., AL, GO,
       200,000      5.85%, due 08/01/2003......................................................       215,608
       400,000      5.00%, due 02/01/2007......................................................       414,716
                                                                                                --------------

                                                                                                      630,324
                                                                                                --------------
                  Baldwin Co., AL, Board of Education Rev.,
        50,000      5.40%, due 12/01/1998......................................................        50,552
       300,000      5.90%, due 12/01/2001......................................................       308,595
                                                                                                --------------

                                                                                                      359,147
                                                                                                -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Birmingham, AL, GO,
$      100,000      5.80%, due 04/01/2002......................................................  $    105,986
       200,000      5.90%, due 04/01/2003......................................................       214,724
                                                                                                --------------

                                                                                                      320,710
                                                                                                --------------
                  Birmingham, AL, Industrial Water Board Rev.,
       100,000      5.00%, due 03/01/2001......................................................       102,668
       100,000      6.00%, due 07/01/2007......................................................       111,721
                                                                                                --------------

                                                                                                      214,389
                                                                                                --------------
                  Birmingham, AL, Medical Clinic Board Rev.,
        60,000      7.30%, due 07/01/2005, ETM.................................................        67,241
                                                                                                --------------


                  Birmingham, AL, Special Facilities Rev.,
       100,000      4.45%, due 06/01/1999......................................................       100,817
                                                                                                --------------

                  Birmingham, AL, Waterworks & Sewer Board Rev.,
        50,000      5.90%, due 01/01/2003......................................................        53,577
       400,000      6.15%, due 01/01/2006......................................................       432,164
                                                                                                --------------

                                                                                                      485,741
                                                                                                --------------
                  Birmingham-Southern College, AL, Private Education Bldg. Auth. Rev.,
       500,000      5.10%, due 12/01/2012......................................................       498,225
                                                                                                --------------


                  DCH Health Care Auth. of Alabama Rev.,
        55,000      5.00%, due 06/01/2004......................................................        56,882
                                                                                                --------------


                  Decatur, AL, GO,
       300,000      5.00%, due 06/01/2009......................................................       308,901
                                                                                                --------------


                  Fairhope, AL, Utility, Rev.,
       200,000      5.10%, due 12/01/2008......................................................       205,788
                                                                                                --------------


                  Greenville, AL, GO,
       300,000      5.10%, due 12/01/2009......................................................       310,722
                                                                                                --------------


                  Hoover, AL, Board of Education, GO,
       400,000      6.00%, due 02/15/2006......................................................       437,668
                                                                                                --------------

                  Hoover, AL, Board of Education Special Tax,
       200,000      6.625%, due 02/01/2010, prerefunded 02/01/2001 at 102......................       217,268
                                                                                                --------------


                  Houston Co., AL, GO,
       100,000      4.20%, due 10/01/1998......................................................       100,265
       250,000      5.00%, due 07/01/2002......................................................       258,088
                                                                                                --------------

                                                                                                      358,353
                                                                                                --------------
                  Huntsville, AL, GO,
       115,000      5.15%, due 08/01/2000......................................................       118,171
       100,000      5.20%, due 11/01/2000......................................................       103,162
       500,000      5.50%, due 11/01/2002......................................................       528,105
       100,000      5.90%, due 11/01/2005......................................................       107,886
       300,000      5.40%, due 02/01/2010......................................................       313,290
                                                                                                --------------

                                                                                                    1,170,614
                                                                                                --------------
                  Huntsville, AL, Electric Systems Rev.,
       150,000      6.10%, due 12/01/2000......................................................       158,156
       150,000      5.00%, due 12/01/2003......................................................       155,451
                                                                                                --------------

                                                                                                      313,607
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Huntsville, AL, Water Systems Rev.,
$      150,000      5.15%, due 05/01/2004......................................................  $    156,837
       150,000      5.25%, due 05/01/2005......................................................       156,897
                                                                                                --------------

                                                                                                      313,734
                                                                                                --------------
                  Jefferson Co., AL, GO,
       150,000      5.55%, due 04/01/2002......................................................       157,329
       100,000      5.00%, due 04/01/2004......................................................       103,347
                                                                                                --------------

                                                                                                      260,676
                                                                                                --------------

                  Jefferson Co., AL, Board of Education Capital Outlay Warrants,
       300,000      5.70%, due 02/15/2011......................................................       319,794
                                                                                                --------------


                  Jefferson Co., AL, Sewer Rev.,
      140,000       5.15%, due 09/01/2002......................................................       145,936
       50,000       5.50%, due 09/01/2003 .....................................................        53,093
      300,000       5.75%, due 09/01/2005 .....................................................       323,343
                                                                                                --------------

                                                                                                      522,372
                                                                                                --------------

                  Lee Co., AL, GO,
       300,000      5.50%, due 02/01/2007......................................................       321,876
                                                                                                --------------


                  Madison, AL, Board of Education School Warrants,
       100,000      5.00%, due 02/01/1999......................................................       101,118
                                                                                                --------------


                  Madison, AL, Warrants,
       325,000      5.55%, due 04/01/2007......................................................       350,873
                                                                                                --------------


                  Madison Co., AL, Board of Education Capital Outlay Tax Antic. Warrants,
       175,000      5.20%, due 09/01/2004......................................................       184,144
       250,000      5.10%, due 09/01/2011......................................................       255,807
                                                                                                --------------

                                                                                                      439,951
                                                                                                --------------


                  Mobile, AL, GO,
       200,000      5.00%, due 08/15/1998......................................................       200,978
       150,000      5.20%, due 02/15/1999......................................................       152,010
       200,000      5.40%, due 08/15/2000......................................................       206,816
        25,000      6.25%, due 08/01/2001......................................................        26,665
        25,000      6.30%, due 08/01/2001......................................................        26,500
       275,000      6.20%, due 02/15/2007, ETM.................................................       307,802
                                                                                                --------------
                                                                                                      920,771
                                                                                                --------------

                  Mobile, AL, Water & Sewer Commissioners Rev.,
        55,000      6.30%, due 01/01/2003......................................................        59,794
                                                                                                --------------


                  Mobile Co., AL, GO,
        50,000      6.10%, due 02/01/2002, prerefunded 02/01/2000 at 102.......................        52,871
       160,000      6.70%, due 02/01/2011, prerefunded 02/01/2000 at 102.......................       170,958
                                                                                                --------------

                                                                                                      223,829
                                                                                                --------------

                  Mobile Co., AL., Board of Education Capital Outlay Warrants,
       400,000      5.00%, due 03/01/2008......................................................       412,376
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Mobile Co., AL, Gas Tax Antic. Warrants Rev.,
$      100,000      4.50%, due 02/01/2003......................................................  $    100,976
                                                                                                --------------


                  Montgomery, AL, GO,
       200,000      4.25%, due 05/01/1999, ETM.................................................       201,152
       200,000      4.70%, due 05/01/2002......................................................       204,064
       500,000      5.10%, due 10/01/2008......................................................       521,480
                                                                                                --------------

                                                                                                      926,696
                                                                                                --------------
                  Montgomery, AL, Waterworks & Sanitation Rev.,
       200,000      5.85%, due 03/01/2003......................................................       213,598
       400,000      5.60%, due 09/01/2009......................................................       428,632
                                                                                                --------------

                                                                                                      642,230
                                                                                                --------------


                  Montgomery Co., AL, GO,
       100,000      5.20%, due 11/01/2006......................................................       104,352
                                                                                                --------------


                  Mountain Brook, AL, Board of Education Capital Outlay Warrants,
       405,000      4.80%, due 02/15/2011......................................................       403,898
                                                                                                --------------


                  Muscle Shoals, AL, GO,
       400,000      5.60%, due 08/01/2010......................................................       427,020
                                                                                                --------------


                  Opelika, AL, GO,
       100,000      4.60%, due 03/01/2003......................................................       101,801
       100,000      5.30%, due 07/01/2003......................................................       105,128
                                                                                                --------------

                                                                                                      206,929
                                                                                                --------------

                  Shelby Co., AL, GO,
       205,000      5.20%, due 08/01/2000......................................................       210,970
        50,000      5.35%, due 08/01/2001......................................................        52,010
                                                                                                --------------

                                                                                                      262,980
                                                                                                --------------
                  Shelby Co., AL, Hospital Board Rev.,
        35,000      6.60%, due 02/01/2001, ETM.................................................        37,296
        25,000      6.60%, due 02/01/2002, ETM.................................................        27,084
        40,000      6.60%, due 02/01/2003, ETM.................................................        44,028
                                                                                                --------------

                                                                                                      108,408
                                                                                                --------------
                  Tuscaloosa, AL, Board of Education, GO,
       300,000      4.625%, due 08/01/2001.....................................................       301,323
       100,000      5.10%, due 02/01/2004......................................................       104,135
                                                                                                --------------
                                                                                                      405,458
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education Special Tax Warrants,
        75,000      5.70%, due 02/15/2005......................................................        79,755
       125,000      6.00%, due 02/15/2009......................................................       134,805
                                                                                                --------------



                                                                                                      214,560
                                                                                                --------------

                  University of Alabama General Fee Series A Rev.,
       250,000      4.15%, due 10/01/1999......................................................       251,317
        50,000      5.00%, due 11/01/2000......................................................        51,325
       240,000      5.10%, due 10/01/2002......................................................       249,271
       400,000      5.25%, due 06/01/2010......................................................       415,624
                                                                                                --------------

                      .........................................................................       967,537
                                                                                                --------------
                  Vestavia Hills, AL, Board of Education Capital Outlay Rev.,
        55,000      5.25%, due 02/01/2004......................................................        57,367
                                                                                                --------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
==============================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 95.0%                                                      Value

--------------------------------------------------------------------------------------------------------------
                  Vestavia Hills, AL, Warrants,
$      125,000      4.90%, due 04/01/2005......................................................  $    128,655
                                                                                                --------------


                  TOTAL ALABAMA (COST $18,209,517) ............................................  $ 18,940,692
                                                                                                --------------
==============================================================================================================
     Shares       MONEY MARKETS -- 3.9%                                                               Value

--------------------------------------------------------------------------------------------------------------
       779,351    Star Tax-Free Money Market Fund (Cost $779,351)..............................  $    779,351
                                                                                                -------------

                  TOTAL INVESTMENTS AT VALUE (COST $18,988,868)-- 98.9%  ......................  $19,720,043


                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ................................       218,253
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 19,938,296
                                                                                                ==============

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.   Significant Accounting Policies

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings.
Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1998:


------------------------------------------------------------------------------------------------------------------------------------
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                              Equity Fund        Bond Fund        Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation............................   $   31,625,324   $      744,768    $     739,086
Gross unrealized depreciation............................        ( 229,352 )      ( 357,868 )        ( 7,911 )
                                                            ---------------  ---------------  ---------------

Net unrealized appreciation..............................   $   31,395,972   $      386,900    $     731,175
                                                            ---------------  ---------------  ---------------

Federal income tax cost..................................   $   38,594,955   $   35,092,994    $  18,988,868
                                                            ===============  ===============  ===============


------------------------------------------------------------------------------------------------------------------------------------

As of March 31, 1998, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $434,110 and $198,936, respectively, which expire through the year 2006.

2.  Investment Transactions

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,696,785 and $10,331,366, respectively, for The Government Street Equity Fund, $9,890,780 and $3,220,454, respectively, for The Government Street Bond Fund, and $2,686,769 and $436,170, respectively, for The Alabama Tax Free Bond Fund.

3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $18,821 of its investment advisory fees for the Fund during the year ended March 31, 1998.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                                            Tait, Weller & Baker


Philadelphia, Pennsylvania
April 24, 1998

The Flippin, Bruce and Porter Funds



Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

Transfer Agent and
Shareholder Servicing Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John M. Flippin, President
John T. Bruce, Vice President
     and Portfolio Manager
R. Gregory Porter, III, Vice President

Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr. M.D.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

LOGO:
THE FBP
FLIPPIN, BRUCE & PORTER
FUNDS

                                  Annual Report
                                 March 31, 1998

FBP Contrarian Equity Fund
FBP Contrarian Balanced Fund

Letter to Shareholders                                              May 21, 1998
================================================================================
     We are pleased to report on the progress of your Funds and their investments for the fiscal year ended March 31,1998. The following table displays the total return (capital change plus income) of the Funds for the past six months and one year.

                                    Six       Twelve
                                   Months     Months
FBP Contrarian Equity Fund          11.4%      38.9%
FBP Contrarian Balanced Fund        8.6%       30.2%

Review and Outlook

     Returns from equities over the past year have been nothing short of phenomenal. The S&P 500 Index, a measure of large companies, returned 48.0% with dividends reinvested. The Value Line Index, a broader measure of companies, returned 34.8%.

     Our markets continued to rise as a result of the best economic and fundamental factors experienced in many years. The lowest inflation since the early 60's, strong corporate profit growth and new money flow into stocks were the drivers. Valuation of stocks is clearly high, with the price earnings ratio on the S&P 500 Index at 23 times 1998 estimated earnings. This level is justified by current and expected economic and fundamental conditions although we question whether the price earnings ratio can move higher from here. Therefore, we expect positive but somewhat lower returns going forward supported by earnings increases, continued new money flows and stock selection.

     The U.S. economy remains quite strong, with real GDP rising 4.2% during the first quarter of 1998. Corporate profit growth was about flat as earnings were depressed by declines in energy, technology and a strong dollar. Over the balance of the year, we expect these factors to mitigate and such profits to rise 6% to 8%. The Federal budget, which ran a $300 billion deficit just six years ago, will report a surplus this year and is estimated to do so for the next several years. Wages are growing at a rate in excess of 4% due to the lowest unemployment in many years, causing some concern. However, inflation should remain calm due to productivity gains, global competition and the dual effects of lower import prices and reduced exports resulting from problems in Asia.

     The well known demographic trend of our aging population, or "baby boom generation", continues to provide fuel for the markets through increased savings that flow to stocks and bonds. For example, net inflows into equity mutual funds have been $20 to $30 billion per month. This trend of the increasing percentage of "baby boomers" to our total population is projected to continue until the middle of the next decade.

     We remain focused on our value/contrarian investment approach. While it has become very difficult to find new opportunities in the biggest companies, we continue to find attractive investments in more mid-sized companies with modest valuations that are out of favor with Wall Street. Novell, Shaw Industries and Paging Network are examples of such companies purchased over the past year. The Funds benefited from four companies affected by takeover offers over the past year: Tandem Computer and Digital Equipment by Compaq, PHH Group by Cendant and Pennzoil by Union Pacific Resources.

Comparative Charts

     Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% bonds. Balanced funds have the growth potential to outpace inflation, but they will typically be outperformed by a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

     Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.




     /s/ John T. Bruce
     John T. Bruce, CFA
     Vice President-Portfolio Manager

FBP Contrarian Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

Line Chart:
            FBP Contrarian     Standard & Poor's
            Equity Fund        500 Index               Consumer Price Index
            10000              10000                   10000
Sept 93     10305              10299                   10040
            10510              10538                   10110
            10308              10139                   10161
            10379              10181                   10222
Sept 94     11141              10678                   10314
            10996              10676                   10376
            11702              11716                   10460
            12798              12834                   10554
Sept 95     13890              13854                   10596
            14340              14688                   10649
            15158              15477                   10735
            15846              16171                   10853
Sept 96     16229              16671                   10901
            17604              18061                   10991
            17833              18545                   11068
            20318              21783                   11088
Sept 97     22241              23414                   11137
            22079              24086                   11206
            24770              27446                   11220

FBP Contrarian Equity Fund
Average Annual Total Returns

1 Year      Since Inception*
38.90%      21.43%
*Initial public offering of shares was July 30, 1993.

Past performance is not predeictive of future performance.

FBP Contrarian Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

Line Chart:

          FBP Contrarian      Standard & Poor's
          Balanced Fund       500 Index                Consumer Price Index
          10000               10000                    10000
Sept 89   9892                11071                    10075
          9897                11299                    10176
          9867                10960                    10380
          10059               11648                    10474
Sept 90   8749                10047                    10653
          9118                10948                    10835
          10555               12539                    10933
          10683               12510                    10977
Sept 91   11130               13179                    11043
          11607               14284                    11142
          12214               13922                    11221
          12434               14187                    11311
Sept 92   12545               14634                    11390
          13275               15370                    11481
          13772               16040                    11585
          13875               16117                    11654
Sept 93   14448               16533                    11701
          14598               16916                    11783
          14306               16275                    11842
          14324               16343                    11913
Sept 94   15015               17141                    12020
          14870               17138                    12093
          15814               18807                    12190
          17031               20602                    12300
Sept 95   18126               22240                    12349
          18689               23579                    12411
          19429               24844                    12510
          20089               25959                    12649
Sept 96   20431               26762                    12704
          21784               28992                    12809
          21983               29769                    12898
          24490               34967                    12923
Sept 97   26357               37586                    12979
          26278               38665                    13060
          28626               44059                    13075


FBP Contrarian Balanced Fund
Average Annual Total Returns

1 Year      5 Years       Since Inception*
30.22%      15.76%        12.78%

*Initial public offering of shares was July 3, 1989.

Past performance is not predictive of future performance.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
=============================================================================================================
     Shares      COMMON STOCKS -- 92.8%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Business Information Services -- 0.9%
          9,000  Dun & Bradstreet Corporation...............................................   $     307,688
                                                                                              ---------------

                 Chemicals -- 4.7%
          7,000  Dow Chemical Company.......................................................         680,750
         11,500  Ethyl Corporation..........................................................          92,000
         16,400  Great Lakes Chemical Corporation...........................................         885,600
                                                                                              ---------------
                                                                                                   1,658,350
                                                                                              ---------------
                 Commercial Banking -- 11.3%
         11,000  Banc One Corporation.......................................................         695,750
          6,000  Chase Manhattan Corporation................................................         809,250
          6,500  Citicorp...................................................................         923,000
          6,190  First Chicago NBD Corporation..............................................         545,494
         14,000  NationsBank Corporation....................................................       1,021,125
                                                                                              ---------------
                                                                                                   3,994,619
                                                                                              ---------------
                 Communications -- 4.0%
         11,500  GTE Corporation............................................................         688,562
          8,000  Harris Corporation.........................................................         417,000
         20,000  Paging Network, Inc.(a) ...................................................         307,500
                                                                                              ---------------
                                                                                                   1,413,062
                                                                                              ---------------
                 Computers/Computer Technology Services -- 9.9%
         10,500  Compaq Computer Corporation ...............................................         271,688
         16,000  Electronic Data Systems Corporation........................................         734,000
          8,000  Hewlett-Packard Company....................................................         507,000
         14,000  International Business Machines Corporation ...............................       1,454,250
         50,000  Novell, Inc.(a) ...........................................................         535,938
                                                                                              ---------------
                                                                                                   3,502,876
                                                                                              ---------------
                 Consumer Goods & Services -- 5.6%
          7,900  Owens Corning..............................................................         283,906
         19,000  Philip Morris Companies, Inc...............................................         792,062
         40,000  Shaw Industries, Inc.......................................................         587,500
         10,000  UST, Inc...................................................................         322,500
                                                                                              ---------------

                                                                                                   1,985,968
                                                                                              ---------------
                 Drugs/Medical Equipment -- 13.6%
         14,800  Allergan, Inc..............................................................         562,400
         12,500  Amgen, Inc.(a) ............................................................         760,937
          8,000  Bristol-Myers Squibb Company ..............................................         834,500
          6,000  Johnson & Johnson  ........................................................         439,875
         25,000  Mallinckrodt, Inc..........................................................         987,500
          5,000  Merck & Company, Inc.(b)  .................................................         641,875
         13,000  Pharmacia & Upjohn, Inc....................................................         568,750
                                                                                              ---------------
                                                                                                   4,795,837
                                                                                              ---------------
                 Durable Goods -- 6.2%
         16,000  Digital Equipment Corporation(a)  .........................................         837,000
          4,000  General Electric Company...................................................         344,750
         12,500  Genuine Parts Company......................................................         476,562
         17,000  Waste Management, Inc.(b)  ................................................         523,812
                                                                                              ---------------
                                                                                                   2,182,124
                                                                                              ---------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
     Shares      COMMON STOCKS -- 92.8%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Electricity -- 2.1%
         20,800  Unicom Corporation ........................................................   $     728,000
                                                                                              ---------------

                 Finance -- 4.1%
         16,800  SLM Holding Corporation....................................................         732,900
         50,000  United Dominion Realty.....................................................         725,000
                                                                                              ---------------
                                                                                                   1,457,900
                                                                                              ---------------

                 Hotels -- 1.6%
         26,200  Circus Circus Enterprises, Inc.(a)(b) .....................................         550,200
                                                                                              ---------------

                 Insurance -- 3.2%
          8,800  Aetna Life & Casualty Company .............................................         734,250
          4,400  Marsh & McLennan Companies, Inc............................................         384,175
                                                                                              ---------------

                    ........................................................................       1,118,425
                                                                                              ---------------
                 Oil & Oil Drilling -- 4.9%
          8,000  Equitable Resources, Inc...................................................         266,000
         24,000  Oryx Energy Company(a) ....................................................         624,000
          5,000  Pennzoil Company...........................................................         323,125
          7,000  Schlumberger Limited(b)  ..................................................         530,250
                                                                                              ---------------

                    ........................................................................       1,743,375
                                                                                              ---------------
                 Paper & Forest Products -- 1.2%
          7,300  Weyerhaeuser Company.......................................................         412,450
                                                                                              ---------------

                 Photographical Products -- 2.6%
         14,000  Eastman Kodak Company......................................................         908,250
                                                                                              ---------------

                 Printing -- 1.9%
         17,000  R. R. Donnelley & Sons Company.............................................         698,062
                                                                                              ---------------

                 Retail Stores -- 12.2%
         27,000  Apple South, Inc...........................................................         399,938
         15,000  Circuit City Stores, Inc.(b) ..............................................         641,250
         16,000  Cracker Barrel Old Country Store, Inc......................................         640,000
         50,000  K-Mart Corporation(a)(b) ..................................................         834,375
         30,000  Toys R Us, Inc.(a) ........................................................         901,875
         18,200  Wal-Mart Stores, Inc.......................................................         924,788
                                                                                              ---------------

                    ........................................................................       4,342,226
                                                                                              ---------------
                 Transportation -- 2.0%
         10,000  FDX Corporation(a)  .......................................................         711,250
                                                                                              ---------------


                 Travel & Investment Services -- 0.8%
          3,000  American Express Company...................................................         275,438
                                                                                              ---------------

                 Total Common Stocks  (Cost $22,713,473) ...................................   $  32,786,100
                                                                                              ---------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
      Face
     Amount      REPURCHASE AGREEMENTS(c) -- 6.3%                                                   Value
-------------------------------------------------------------------------------------------------------------
 $    2,212,000  Star Bank N.A., 5.25%, dated 03/31/98, due 04/01/98,
                 repurchase proceeds $2,212,323 (Cost $2,212,000)...........................   $   2,212,000
                                                                                              ---------------

                 Total Investments and Repurchase Agreements at Value-- 99.1% ..............   $  34,998,100


                 Other Assets in Excess of Liabilities-- 0.9% ..............................         324,216
                                                                                              ---------------


                 Net Assets-- 100.0% .......................................................   $  35,322,316
                                                                                              ===============

(a) Non-income producing security.

(b) Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
    due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/24. The
    aggregate market value of the collateral at March 31, 1998 was $28,948,985.
    The Fund's pro-rata interest in the collateral at March 31, 1998 was $2,286,970.

See accompanying notes to financial statements.

============================================================================================================
FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
March 31, 1998
============================================================================================================
                                                                                 Market
                                                                                Value of          Premiums
    Contracts    COVERED CALL OPTIONS                                            Options          Received
------------------------------------------------------------------------------------------------------------
                 Circuit City Stores, Inc.,
             21     10/17/98 at $45......................................     $      7,350     $      13,303
                 Circus Circus Enterprises, Inc.,
             20     09/19/98 at $25......................................            2,000             7,170
                 K-Mart Corporation,
             25     09/19/98 at $15......................................            6,094             6,630
                 Merck & Company, Inc.,
             12     07/18/98 at $130.....................................            9,450            11,652
                 Schlumberger Limited,
             20     08/22/98 at $80......................................           10,750            12,919
                 Waste Management, Inc.,
             27     06/20/98 at $50......................................            9,450            11,012
                                                                             --------------   ---------------
                    .....................................................     $     45,094     $      62,686
                                                                             ==============   ===============


See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
=============================================================================================================
     Shares      COMMON STOCKS -- 68.2%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Business Information Services -- 0.5%
          9,000  Dun & Bradstreet Corporation...............................................   $     307,688
                                                                                              ---------------

                 Chemicals -- 2.8%
          8,000  Dow Chemical Company.......................................................         778,000
         20,000  Ethyl Corporation..........................................................         160,000
         11,700  Great Lakes Chemical Corporation...........................................         631,800
                                                                                              ---------------
                                                                                                   1,569,800
                                                                                              ---------------
                 Commercial Banking -- 8.0%
         14,949  Banc One Corporation.......................................................         945,524
          7,500  Chase Manhattan Corporation................................................       1,011,562
          6,125  Citicorp ..................................................................         869,750
          5,430  First Chicago NBD Corporation..............................................         478,519
         16,000  NationsBank Corporation....................................................       1,167,000
                                                                                              ---------------
                                                                                                   4,472,355
                                                                                              ---------------
                 Communications -- 4.1%
         15,000  GTE Corporation............................................................         898,125
         17,000  Harris Corporation.........................................................         886,125
         32,000  Paging Network, Inc.(a) ...................................................         492,000
                                                                                              ---------------
                                                                                                   2,276,250
                                                                                              ---------------
                 Computers/Computer Technology Services -- 7.3%
         11,550  Compaq Computer Corporation ...............................................         298,856
         18,000  Electronic Data Systems Corporation........................................         825,750
          6,100  Hewlett-Packard Company....................................................         386,588
         20,200  International Business Machines Corporation  ..............................       2,098,275
         45,000  Novell, Inc.(a) ...........................................................         482,344
                                                                                              ---------------
                                                                                                   4,091,813
                                                                                              ---------------
                 Consumer Goods & Services -- 3.1%
          7,200  Owens Corning..............................................................         258,750
         19,000  Philip Morris Companies, Inc. .............................................         792,062
         29,000  Shaw Industries, Inc.......................................................         425,938
          8,500  UST, Inc. .................................................................         274,125
                                                                                              ---------------

                                                                                                   1,750,875
                                                                                              ---------------

                 Drugs/Medical Equipment -- 9.4%
         19,000  Allergan, Inc..............................................................         722,000
         14,000  Amgen, Inc.(a) ............................................................         852,250
          6,000  Bristol-Myers Squibb Company ..............................................         625,875
         14,600  Johnson & Johnson .........................................................       1,070,362
         18,000  Mallinckrodt, Inc..........................................................         711,000
          4,200  Merck & Company, Inc.(b) ..................................................         539,175
         16,400  Pharmacia & Upjohn, Inc....................................................         717,500
                                                                                              ---------------
                                                                                                   5,238,162
                                                                                              ---------------
                 Durable Goods -- 4.8%
         15,000  Digital Equipment Corporation(a) ..........................................         784,688
         11,200  General Electric Company...................................................         965,300
         11,950  Genuine Parts Company......................................................         455,594
         16,000  Waste Management, Inc.(b) .................................................         493,000
                                                                                              ---------------
                                                                                                   2,698,582
                                                                                              ---------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
     Shares      COMMON STOCKS -- 68.2%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Electricity -- 1.7%
         27,000  Unicom Corporation.........................................................   $     945,000
                                                                                              ---------------

                 Finance -- 3.4%
         26,950  SLM Holding Corporation ...................................................       1,175,694
         50,000  United Dominion Realty.....................................................         725,000
                                                                                              ---------------
                                                                                                   1,900,694
                                                                                              ---------------

                 Insurance -- 3.9%
          8,300  Aetna Life & Casualty Company .............................................         692,531
          4,912  American International Group ..............................................         618,605
         10,000  Marsh & McLennan Companies, Inc............................................         873,125
                                                                                              ---------------
                                                                                                   2,184,261
                                                                                              ---------------
                 Hotels -- 1.2%
         31,000  Circus Circus Enterprises, Inc.(a)(b)  ....................................         651,000
                                                                                              ---------------

                 Oil & Oil Drilling -- 3.4%
          6,800  Equitable Resources, Inc...................................................         226,100
         28,000  Oryx Energy Company(a) ....................................................         728,000
          5,600  Pennzoil Company...........................................................         361,900
          8,000  Schlumberger Limited(b) ...................................................         606,000
                                                                                              ---------------
                                                                                                   1,922,000
                                                                                              ---------------
                 Paper & Forest Products -- 1.0%
         10,000  Weyerhaeuser Company.......................................................         565,000
                                                                                              ---------------


                 Photographical Products -- 1.3%
         11,000  Eastman Kodak Company .....................................................         713,625
                                                                                              ---------------

                 Printing -- 1.2%
         17,000  R. R. Donnelley & Sons Company.............................................         698,062
                                                                                              ---------------

                 Retail Stores -- 8.0%
         33,300  Apple South, Inc...........................................................         493,256
         10,400  Circuit City Stores, Inc.(b) ..............................................         444,600
         18,300  Cracker Barrel Old Country Store, Inc......................................         732,000
         68,000  K-Mart Corporation(a)(b) ..................................................       1,134,750
         19,000  Toys R Us, Inc.(a) ........................................................         571,187
         21,500  Wal-Mart Stores, Inc.......................................................       1,092,469
                                                                                              ---------------
                    ........................................................................       4,468,262
                                                                                              ---------------
                 Transportation -- 1.7%
         13,000  FDX Corporation(a) ........................................................         924,625
                                                                                              ---------------


                 Travel & Investment Services -- 1.4%
          8,300  American Express Company ..................................................         762,044
                                                                                              ---------------


                 Total Common Stocks  (Cost $19,608,070) ...................................   $  38,140,098
                                                                                              ---------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
    Par Value    U.S. GOVERNMENT OBLIGATIONS-- 16.4%                                               Value
-------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Notes -- 16.4%
$       500,000     5.375%, due 05/31/98....................................................   $     499,844
        500,000     5.875%, due 08/15/98....................................................         500,625
      1,000,000     5.50%, due 02/28/99.....................................................         999,375
        500,000     6.75%, due 06/30/99.....................................................         507,032
      1,000,000     5.75%, due 09/30/99.....................................................       1,001,875
        500,000     7.75%, due 01/31/00.....................................................         518,281
      1,000,000     5.875%, due 06/30/00....................................................       1,005,625
        500,000     5.625%, due 02/28/01....................................................         499,532
        750,000     6.125%, due 12/31/01....................................................         760,781
        500,000     6.625% due 04/30/02.....................................................         516,719
        500,000     6.375%, due 08/15/02....................................................         513,281
        500,000     6.25%, due 02/15/03.....................................................         512,031
        500,000     7.25%, due 05/15/04.....................................................         539,532
        750,000     7.00%, due 07/15/06.....................................................         810,000
                                                                                              ---------------
                 Total U.S. Government Obligations (Cost $8,974,920) .......................   $   9,184,533
                                                                                              ---------------

=============================================================================================================
    Par Value    CORPORATE BONDS -- 10.6%                                                           Value
-------------------------------------------------------------------------------------------------------------
                 Finance -- 4.4%
                 Bankers Trust New York Corporation,
 $      750,000     7.375%, due 05/01/08....................................................   $     779,709
                 Green Tree Financial Corporation,
        750,000     7.55%, due 10/15/1999...................................................         757,078
                 Macsaver Financial Services,
        500,000     7.60%, due 08/01/2007...................................................         461,643
                 Signet Banking Corporation,
        150,000     9.625%, due 06/01/99....................................................         155,835
                 United Dominion Realty,
        300,000     7.25%, due 04/01/99.....................................................         300,610
                                                                                              ---------------
                                                                                                   2,454,875
                                                                                              ---------------

                 Industrial -- 1.5%
                 Baxter International, Inc.,
         75,000     9.25%, due 12/15/99.....................................................          78,787
                 Dayton Hudson Corporation,
         52,000     9.875%, due 06/01/17....................................................          54,689
                 Hilton Hotels Corporaton,
        300,000     7.70%, due 07/15/02.....................................................         306,842
                 USG Corporation,
        375,000     8.75%, due 03/01/17.....................................................         390,000
                                                                                              ---------------
                                                                                                     830,318
                                                                                              ---------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
    Par Value    CORPORATE BONDS -- 10.6%                                                           Value
-------------------------------------------------------------------------------------------------------------
                 Utilities -- 4.7%
                 Dayton Power & Light Inc.,
 $      500,000     8.40%, due 12/01/22.....................................................   $     533,823
                 Niagara Mohawk Power,
        500,000     9.50%, due 03/01/21.....................................................         531,561
                 US WEST Communications Group,
        750,000     7.30%, due 01/15/07.....................................................         787,948
                 West Penn Power Company,
        750,000     8.875%, due 02/01/21....................................................         787,930
                                                                                              ---------------
                    ........................................................................       2,641,262
                                                                                              ---------------
                 Total Corporate Bonds  (Cost $5,726,928) ..................................   $   5,926,455
                                                                                              ---------------
                 Total Investments at Value (Cost $34,309,918)-- 95.2%  ....................   $  53,251,086
                                                                                              ---------------
=============================================================================================================
      Face
     Amount      REPURCHASE AGREEMENTS(c) -- 4.6%                                                   Value
-------------------------------------------------------------------------------------------------------------
 $    2,576,000  Star Bank N.A., 5.25%, dated 03/31/98, due 04/01/98,
                    repurchase proceeds $2,576,376 (Cost $2,576,000)........................   $   2,576,000
                                                                                              ---------------

                 Total Investments and Repurchase Agreements at Value-- 99.8% ..............   $  55,827,086

                 Other Assets in Excess of Liabilities -- 0.2% .............................         113,243
                                                                                              ---------------


                 Net Assets-- 100.0% .......................................................   $  55,940,329
                                                                                              ===============

(a) Non-income producing security.

(b) Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
    due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/24. The
    aggregate market value of the collateral at March 31, 1998 was $28,948,985.
    The Fund's pro-rata interest in the collateral at March 31, 1998 was $2,634,358.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
March 31, 1998
============================================================================================================
                                                                                 Market
                                                                                Value of          Premiums
    Contracts    COVERED CALL OPTIONS                                            Options          Received
------------------------------------------------------------------------------------------------------------
                 Circuit City Stores, Inc.,
             14     10/17/98 at $45......................................     $      4,900     $       8,869
                 Circus Circus Enterprises, Inc.,
             30     09/19/98 at $25......................................            3,000            10,755
                 K-Mart Corporation,
             35     09/19/98 at $15......................................            8,531             9,282
                 Merck & Company, Inc.,
             10     07/18/98 at $130.....................................            7,875             9,705
                 Schlumberger Limited,
             25     08/22/98 at $80......................................           13,438            16,149
                 Waste Management, Inc.,
             30     06/20/98 at $50......................................           10,500            12,236
                                                                             --------------   ---------------
                                                                              $     48,244     $      66,996
                                                                             --------------   ---------------

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998
=============================================================================================================
                                                                                   FBP               FBP
                                                                               Contrarian        Contrarian
                                                                                 Equity           Balanced
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
     At acquisition cost.................................................    $  22,713,473     $  34,309,918
                                                                             ==============   ===============

     At value (Note 1)...................................................    $  32,786,100     $  53,251,086
   Investments in repurchase agreements (Note 1).........................        2,212,000         2,576,000
   Cash..................................................................              530               314
   Interest receivable...................................................              322           241,777
   Dividends receivable..................................................           51,677            58,441
   Receivable for capital shares sold....................................          404,817             7,534
   Other assets..........................................................              398             4,803
                                                                             --------------   ---------------

     TOTAL ASSETS........................................................       35,455,844        56,139,955
                                                                             --------------   ---------------

LIABILITIES
   Dividends payable.....................................................           10,289            16,923
   Distributions payable.................................................           43,348            18,261
   Payable for capital shares redeemed...................................            1,500            66,684
   Accrued advisory fees (Note 3)........................................           21,548            34,971
   Accrued administration fees (Note 3)..................................            5,475             8,430
   Other accrued expenses................................................            6,274             6,113
   Covered call options, at value (Notes 1 and 4)
     (premiums received $62,686 and $66,996, respectively) ..............           45,094            48,244
                                                                             --------------   ---------------

     TOTAL LIABILITIES...................................................          133,528           199,626
                                                                             --------------   ---------------

NET ASSETS ..............................................................    $  35,322,316     $  55,940,329
                                                                             ==============   ===============

Net assets consist of:
   Paid-in capital.......................................................    $  25,230,793     $  36,976,286
   Undistributed net investment income...................................            1,068             4,103
   Accumulated net realized gains from security transactions.............              236                20
   Net unrealized appreciation on investments............................       10,090,219        18,959,920
                                                                             --------------   ---------------

Net assets...............................................................    $  35,322,316     $  55,940,329
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value).............................................        1,646,962         2,931,941
                                                                             ==============   ===============

Net asset value, offering price and redemption price per share (Note 1)..    $       21.45     $       19.08
                                                                             ==============   ===============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
Year Ended March 31, 1998
=============================================================================================================
                                                                                   FBP               FBP
                                                                               Contrarian        Contrarian
                                                                                 Equity           Balanced
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest..............................................................    $     142,226     $   1,097,392
   Dividends.............................................................          390,033           544,381
                                                                             --------------   ---------------

     TOTAL INVESTMENT INCOME.............................................          532,259         1,641,773
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 3).....................................          184,384           365,477
   Administration fees (Note 3)..........................................           48,798            91,365
   Registration fees.....................................................           14,105            11,191
   Professional fees.....................................................            9,021            12,521
   Printing of shareholder reports.......................................            5,144             5,629
   Custodian fees........................................................            4,638             6,640
   Trustees' fees and expenses...........................................            5,405             5,405
   Pricing costs.........................................................            1,361             4,406
   Other expenses........................................................            3,072             4,161
                                                                             --------------   ---------------

     TOTAL EXPENSES......................................................          275,928           506,795
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................          256,331         1,134,978
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions.........................          691,750         2,146,818
   Net realized gains on option contracts written........................           11,978            31,530
   Net change in unrealized appreciation/depreciation on investments.....        6,925,224         9,325,106
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        7,628,952        11,503,454
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $   7,885,283     $  12,638,432
                                                                             ==============   ===============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1998 and 1997
============================================================================================================
                                                         FBP Contrarian                  FBP Contrarian
                                                           Equity Fund                    Balanced Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1998           1997            1998           1997
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income.......................   $    256,331    $    190,264    $ 1,134,978    $ 1,042,511
   Net realized gains on:
     Security transactions.....................        691,750         309,235      2,146,818      1,386,944
     Option contracts written..................         11,978          11,061         31,530         41,494
   Net change in unrealized appreciation/
     depreciation on investments...............      6,925,224       1,419,505      9,325,106      2,379,725
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from operations.....      7,885,283       1,930,065     12,638,432      4,850,674
                                                  ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income..................      ( 256,571)      ( 190,839 )  ( 1,138,576 )  ( 1,041,994 )
   From net realized gains.....................      ( 865,431)      ( 303,199 )  ( 2,862,386 )  ( 1,212,659 )
                                                  ------------   --------------  -------------  --------------

Decrease in net assets from
   distributions to shareholders...............    ( 1,122,002)      ( 494,038 )  ( 4,000,962 )  ( 2,254,653 )
                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...................     12,609,930       7,247,789      5,859,836      5,369,393
   Net asset value of shares issued in reinvestment
     of distributions to shareholders..........        963,147         415,382      3,827,435      2,148,852
   Payments for shares redeemed................    ( 1,354,310)    ( 1,848,844 )  ( 3,238,764 )  ( 4,900,645 )
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from
   capital share transactions..................     12,218,767       5,814,327      6,448,507      2,617,600
                                                  ------------   --------------  -------------  --------------

TOTAL INCREASE IN NET ASSETS ..................     18,982,048       7,250,354     15,085,977      5,213,621

NET ASSETS
   Beginning of year...........................     16,340,268       9,089,914     40,854,352     35,640,731
                                                  ------------   --------------  -------------  --------------
   End of year - (including undistributed net
     investment income of $1,068, $1,308,
     $4,103 and $7,701, respectively)..........   $ 35,322,316    $ 16,340,268    $55,940,329    $40,854,352
                                                  ============   ==============  =============  ==============

Capital share activity:
   Sold........................................        651,600         467,711        323,989        346,188
   Reinvested..................................         48,841          27,437        211,834        140,100
   Redeemed....................................       ( 69,562)      ( 118,787 )    ( 177,851 )    ( 310,312 )
                                                  ------------   --------------  -------------  --------------

   Net increase in shares outstanding..........        630,879         376,361        357,972        175,976
   Shares outstanding, beginning of year.......      1,016,083         639,722      2,573,969      2,397,993
                                                  ------------   --------------  -------------  --------------

   Shares outstanding, end of year.............      1,646,962       1,016,083      2,931,941      2,573,969
                                                  ============   ==============  =============  ==============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
=============================================================================================================
                                                                                                     July 30,
                                                                        Years Ended March 31,      1993(a) To
                                                                                                    March 31,
                                                      1998         1997        1996        1995          1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  16.08    $   14.21   $   11.21   $   10.15  $   10.00
                                                  -----------  ----------  ----------   ---------- ----------

Income from investment operations:
   Net investment income........................        0.19         0.22        0.24        0.21       0.12
   Net realized and unrealized gains on investments     5.98         2.24        3.05        1.14       0.19
                                                  -----------  ----------  ----------   ---------- ----------
Total from investment operations................        6.17         2.46        3.29        1.35       0.31
                                                  -----------  ----------  ----------   ---------- ----------

Less distributions:
   Dividends from net investment income.........      ( 0.19 )     ( 0.22)     ( 0.24)     ( 0.23)    ( 0.10)
   Distributions from net realized gains........      ( 0.61 )     ( 0.37)     ( 0.05)     ( 0.06)    ( 0.06)
                                                  -----------  ----------  ----------   ---------- ----------
Total distributions.............................      ( 0.80 )     ( 0.59)     ( 0.29)     ( 0.29)    ( 0.16)
                                                  -----------  ----------  ----------   ---------- ----------

Net asset value at end of period................    $  21.45    $   16.08   $   14.21   $   11.21  $   10.15
                                                  ===========  ==========  ==========   ========== ==========

Total return....................................      38.90%       17.65%      29.54%      13.52%      4.59%(c)
                                                  ===========  ==========  ==========   ========== ==========

Net assets at end of period (000's).............    $ 35,322    $  16,340   $   9,090   $   5,323  $   3,135
                                                  ===========  ==========  ==========   ========== ==========

Ratio of net expenses to average net
  assets(b).....................................       1.12%        1.21%       1.25%       1.25%        1.25%(c)

Ratio of net investment income to average
  net assets....................................       1.04%        1.50%       1.89%       2.15%        1.98%(c)

Portfolio turnover rate.........................         10%           9%         12%          9%         7%

Average commission rate per share...............    $ 0.0852    $  0.0925   $      --   $      --  $      --

(a) Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.25%, 1.67%, 2.27% and 3.10%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.

(c) Annualized.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
=============================================================================================================
                                                                      Years Ended March 31,
-------------------------------------------------------------------------------------------------------------
                                                      1998        1997        1996         1995       1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  15.87    $   14.86   $   12.80   $   12.19  $   12.10
                                                  -----------  ----------  ----------   ---------- ----------

Income from investment operations:
   Net investment income........................        0.41         0.42        0.43        0.38       0.33
   Net realized and unrealized gains
     on investments.............................        4.26         1.49        2.44        0.87       0.15
                                                  -----------  ----------  ----------   ---------- ----------
Total from investment operations................        4.67         1.91        2.87        1.25       0.48
                                                  -----------  ----------  ----------   ---------- ----------

Less distributions:
   Dividends from net investment income.........      ( 0.41 )     ( 0.42)     ( 0.43)     ( 0.39)    ( 0.32)
   Distributions from net realized gains........      ( 1.05 )     ( 0.48)     ( 0.38)     ( 0.25)    ( 0.07)
                                                  -----------  ----------  ----------   ---------- ----------
Total distributions.............................      ( 1.46 )     ( 0.90)     ( 0.81)     ( 0.64)    ( 0.39)
                                                  -----------  ----------  ----------   ---------- ----------

Net asset value at end of year..................    $  19.08    $   15.87   $   14.86   $   12.80  $   12.19
                                                  ===========  ==========  ==========   ========== ==========

Total return....................................      30.22%       13.15%      22.86%      10.54%      3.88%
                                                  ===========  ==========  ==========   ========== ==========

Net assets at end of year (000's)...............    $ 55,940    $  40,854   $  35,641   $  25,976  $  21,969
                                                  ===========  ==========  ==========   ========== ==========

Ratio of net expenses to average net assets.....       1.04%        1.08%       1.17%      1.17%(a)    1.25%(b)

Ratio of net investment income to average
  net assets....................................       2.33%        2.65%       3.04%      3.10%       2.64%

Portfolio turnover rate.........................         21%          24%         17%        14%         28%

Average commission rate per share...............    $ 0.0630    $  0.0779   $     --    $    --     $    --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.36% for the year ended
    March 31, 1994.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================

1.   Significant Accounting Policies

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended.
The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1998:

-------------------------------------------------------------------------------
                                             FBP Contrarian    FBP Contrarian
                                               Equity Fund      Balanced Fund

-------------------------------------------------------------------------------
Gross unrealized appreciation.............   $  10,236,576     $  19,134,146
Gross unrealized depreciation.............       ( 146,357 )       ( 174,226 )
                                             --------------   ---------------

Net unrealized appreciation...............   $  10,090,219     $  18,959,920
                                             ==============   ===============

Federal income tax cost...................   $  22,713,473     $  34,309,918
                                             ==============   ===============

-------------------------------------------------------------------------------

2.  Investment Transactions

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,820,179 and $2,143,173, respectively, for the FBP Contrarian Equity Fund and $14,273,947 and $9,747,261, respectively, for the FBP Contrarian Balanced Fund.

3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Funds Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS.

4.   Covered Call Options

A summary of covered call option contracts during the year ended March 31, 1998 is as follows:

--------------------------------------------------------------------------------------------------------------
                                                          FBP Contrarian                 FBP Contrarian
                                                            Equity Fund                   Balanced Fund
                                                    Number of        Option        Number of        Option
                                                     Options        Premiums         Options        Premiums
--------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year.......             37    $     18,173            144    $    78,289
Options written................................            125          62,686            159         77,205
Options cancelled in closing purchase
   transactions................................             --              --           ( 15 )      ( 6,689 )
Options expired................................            ( 5)        ( 4,522 )         ( 30 )     ( 14,004 )
Options exercised..............................           ( 32)       ( 13,651 )        ( 114 )     ( 67,805 )
                                                  ------------   --------------  -------------  --------------

Options outstanding at end of year.............            125    $     62,686            144    $    66,996
                                                  ============   ==============  =============  ==============

--------------------------------------------------------------------------------
Report of Independent Certified Public Accountants
================================================================================


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
April 24, 1998                                             Tait, Weller & Baker

THE DAVENPORT EQUITY FUND

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr. M.D.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt III

Officers
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President


LOGO:
DAVENPORT
EQUITY FUND

                                  ANNUAL REPORT
                                 March 31, 1998

LETTER TO SHAREHOLDERS
================================================================================
We are pleased to report that The Davenport Equity Fund began on January 15, 1998, at $10.00 a share and ended its first short fiscal year on March 31,1998, at $11.14 for a gain of 11.4%. Despite a market that just a few months ago had investors preoccupied with the effects of the Asian currency crisis, possible deflation/recession and slowing corporate profits, your Fund has gotten off to a strong start.

The market was driven to new highs by a narrow list of large multi-national and technology-related companies. In fact, the top five stocks in the S&P 500 were responsible for approximately 18% of the market's performance. Investors bid up the prices of established growth companies, taking comfort in their global strength, strong financial position and their ability to produce predictable results. Fortunately your Fund owned a number of these companies: General Electric, Schering-Plough, Merck and Coca-Cola to name a few.

We consider these types of well-known large growth stocks as a core holding in The Davenport Equity Fund. Over the years, the management of these companies has proven their ability to increase sales, earnings and their stock prices. Given these stocks' higher than average growth rates and their relative valuation, which in many cases is far from historical peaks, we believe they represent strong long-term holdings.

During the period your Fund initiated positions in Lockheed Martin, Philips Electronics, and Chesapeake. As primarily a value manager, we believe the stock prices of these companies represent good value in a market that, by some traditional valuation measures, seems a little frothy. In addition, management of each of these companies has demonstrated their commitment to increasing shareholder value. A few other large value-oriented stocks in your Fund include Mobil, DuPont, and Ford Motor Co.

In addition to owning large value and growth-oriented stocks, your Fund owns a number of smaller companies that operate in niche markets. Typically, Davenport & Company LLC's Research Department has followed the smaller companies in your Fund for more than a decade. These securities may not be as familiar to the investing public, but are very well known to us at Davenport. Stocks such as Markel, Tredegar and Owens & Minor have been staple holdings in our Davenport Asset Management Program for years.

We believe that combining a healthy mix of large value and growth stocks, carefully balanced with a sprinkling of smaller companies operating in niche markets, should enable your Fund to incur less risk and achieve consistent performance over a market cycle. The most common theme among the diverse holdings in The Davenport Equity Fund is strong management. The cornerstone of our investment philosophy is investing in well-run companies that have a history of earnings increases, sales growth, a strong balance sheet and a proven management team.

The five members of the Investment Policy Committee who manage your Fund will continue to insist on finding value in every stock that we buy, controlling risk through diversification and establishing price targets on our stocks. While there are some concerns in the market about Asia, slowing corporate profits and higher interest rates, we continue to believe that future opportunities available to equity investors outweigh any near-term worries.

The U.S. economy continues to be strong with the lowest unemployment since the 1970's, the first projected budget surplus in decades and relatively low interest rates. This is creating a near perfect backdrop for a strong equity market. After all, the consumer, who represents approximately two thirds of the economy, is gainfully employed and making good wages, spending money on housing, computers and travel. The economy is almost in perfect balance and that in itself is bothersome to those searching for pitfalls in our market outlook.

Our Investment Policy Committee will continue to search for attractive companies led by management with a relentless focus on the bottom line. We believe that over time solid companies in industries with strong fundamentals will continue to reward shareholders. We look forward to future periods of uncovering attractive investment opportunities for your Fund. We welcome your questions and comments.

                                                     Sincerely,

                                                     Davenport & Company LLC

For additional Fund inquiries please contact your investment executive or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your portfolio.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
=============================================================================================================
ASSETS
   Investments in securities:
     At acquisition cost....................................................................   $  21,195,237
                                                                                              ===============
     At market value (Note 1)...............................................................   $  22,714,148
   Investments in repurchase agreements (Note 1)............................................         657,000
   Cash.....................................................................................             731
   Receivable for capital shares sold.......................................................       1,316,597
   Dividends and interest receivable........................................................          19,155
   Due from Adviser (Note 3)................................................................           7,571
   Other assets.............................................................................           5,522
                                                                                              ---------------
     TOTAL ASSETS...........................................................................      24,720,724
                                                                                              ---------------

LIABILITIES
   Payable for capital shares redeemed......................................................           1,710
   Accrued administration fees (Note 3).....................................................           3,600
   Other accrued expenses...................................................................          21,239
                                                                                              ---------------
     TOTAL LIABILITIES......................................................................          26,549
                                                                                              ---------------

NET ASSETS .................................................................................   $  24,694,175
                                                                                              ===============

Net assets consist of:
Paid-in capital.............................................................................   $  23,128,088
Undistributed net investment income.........................................................         24,604
Accumulated net realized gains from security transactions...................................          22,572
Net unrealized appreciation on investments..................................................       1,518,911
                                                                                              ---------------
Net assets..................................................................................   $  24,694,175
                                                                                              ===============

Shares of beneficial interest outstanding (unlimited number of shares authorized,
   no par value)............................................................................       2,217,354
                                                                                              ===============

Net asset value, offering price and redemption price per share (Note 1).....................   $       11.14
                                                                                              ===============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
Period Ended March 31, 1998(a)
=============================================================================================================
INVESTMENT INCOME
   Dividends................................................................................   $      48,186
   Interest.................................................................................          13,754
                                                                                              ---------------
     TOTAL INVESTMENT INCOME................................................................          61,940
                                                                                              ---------------

EXPENSES
   Investment advisory fees (Note 3)........................................................          24,350
   Custodian fees...........................................................................          16,795
   Professional fees........................................................................           8,917
   Registration fees........................................................................           8,340
   Administration fees (Note 3).............................................................           6,011
   Postage and supplies.....................................................................           3,213
   Trustees' fees and expenses..............................................................           1,390
   Pricing costs............................................................................             241
                                                                                              ---------------
     TOTAL EXPENSES.........................................................................          69,257
   Fees waived and expenses reimbursed by the Adviser (Note 3)..............................       (  31,921 )
                                                                                              ---------------
     NET EXPENSES...........................................................................          37,336
                                                                                              ---------------

NET INVESTMENT INCOME ......................................................................          24,604
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................          22,572
   Net change in unrealized appreciation/depreciation on investments........................       1,518,911
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................       1,541,483
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $   1,566,087
                                                                                              ===============

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
Period Ended March 31, 1998(a)
=============================================================================================================
FROM OPERATIONS:
   Net investment income....................................................................   $      24,604
   Net realized gains from security transactions............................................          22,572
   Net change in unrealized appreciation/depreciation on investments........................       1,518,911
                                                                                              ---------------
Net increase in net assets from operations..................................................       1,566,087
                                                                                              ---------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      23,577,618
   Payments for shares redeemed.............................................................      (  449,530 )
                                                                                              ---------------
Net increase in net assets from capital share transactions..................................      23,128,088
                                                                                              ---------------

TOTAL INCREASE IN NET ASSETS ...............................................................      24,694,175

NET ASSETS:
   Beginning of period......................................................................              --
                                                                                              ---------------
   End of period (including undistributed net investment income of $24,604).................   $  24,694,175
                                                                                              ===============

Capital share activity:
   Sold.....................................................................................       2,259,111
   Redeemed.................................................................................       (  41,757 )
                                                                                              ---------------
   Net increase in shares outstanding.......................................................       2,217,354
   Shares outstanding, beginning of period..................................................               --
                                                                                              ---------------
   Shares outstanding, end of period........................................................       2,217,354
                                                                                              ===============

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
-------------------------------------------------------------------------------------------------------------
                                                                                                   Period
                                                                                                   Ended
                                                                                                 March 31,
                                                                                                  1998 (a)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period......................................................   $       10.00
                                                                                              ---------------

Income from investment operations:
   Net investment income....................................................................            0.01
   Net realized and unrealized gains on investments.........................................            1.13
                                                                                              ---------------
Total from investment operations............................................................            1.14
                                                                                              ---------------

Net asset value at end of period............................................................   $       11.14
                                                                                              ===============

Total return................................................................................          11.40%
                                                                                              ===============

Net assets at end of period (000's).........................................................   $      24,694
                                                                                              ===============

Ratio of net expenses to average net assets(b) .............................................           1.15% (c)

Ratio of net investment income to average net assets........................................           0.76% (c)

Portfolio turnover rate.....................................................................             17% (c)

Average commission rate per share...........................................................   $      0.0000

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) (Note 3).

(c) Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1998
============================================================================================================
                                                                                                   Market
      Shares     COMMON STOCKS -- 91.3%                                                             Value
------------------------------------------------------------------------------------------------------------
                 Basic Materials -- 4.8%
          4,161  Aluminum Company of America...............................................    $     286,329
          5,547  Barrick Gold Corporation..................................................          119,954
          9,246  Chesapeake Corporation....................................................          318,987
          6,472  Cleveland - Cliffs, Inc...................................................          347,870
          6,472  Lydall, Inc.(a) ..........................................................          116,900
                                                                                              ---------------
                                                                                                   1,190,040
                                                                                              ---------------
                 Chemicals and Drugs -- 9.0%
          4,623  Air Products & Chemicals, Inc.............................................          383,131
         12,019  ChemFirst Inc.............................................................          318,504
          6,472  duPont (E.I.) de Nemours & Company........................................          440,096
          3,698  Merck & Company, Inc......................................................          474,731
          7,396  Schering-Plough Corporation...............................................          604,161
                                                                                              ---------------
                                                                                                   2,220,623
                                                                                              ---------------
                 Computers/Computer Technology Services -- 7.7%
          9,246  Allied Signal, Inc........................................................          388,332
          7,396  Hewlett-Packard Company...................................................          468,722
          3,236  Lockheed Martin Corporation...............................................          364,050
          9,246  Media General, Inc........................................................          454,788
          3,698  Motorola, Inc.............................................................          224,191
                                                                                              ---------------
                                                                                                   1,900,083
                                                                                              ---------------
                 Consumer Products -- 15.7%
          4,623  American Home Products....................................................          440,919
          3,698  Amgen, Inc.(a) ...........................................................          225,116
          5,547  Bristol-Myers Squibb Company..............................................          578,621
          9,246  Cendant Corporation(a) ...................................................          366,373
          7,130  Ford Motor Company........................................................          462,113
          5,547  International Flavors & Fragrances........................................          261,402
          6,657  Johnson & Johnson.........................................................          488,041
          7,396  Mattel, Inc...............................................................          293,067
         15,718  Owens & Minor, Inc. Holding Company.......................................          283,906
         18,491  Sysco Corporation.........................................................          473,832
                                                                                              ---------------
                                                                                                   3,873,390
                                                                                              ---------------
                 Durable Goods -- 12.3%
          5,547  CSX Corporation...........................................................          330,047
          5,547  Deere & Company...........................................................          343,567
          5,351  Fluor Corporation.........................................................          266,212
          4,623  General Electric Company..................................................          398,445
          9,246  Martin Marietta Materials.................................................          399,312
          9,708  Norfolk Southern Corporation..............................................          362,837
          4,800  Philips Electronics NV-NY.................................................          352,500
          8,090  Tredegar Industries, Inc..................................................          586,019
                                                                                              ---------------
                                                                                                   3,038,939
                                                                                              ---------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
                                                                                                   Market
      Shares     COMMON STOCKS -- 91.3%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 Entertainment -- 1.4%
          3,236  The Walt Disney Company...................................................    $     345,443
                                                                                              ---------------

                 Financial Services -- 21.0%
          4,161  American International Group..............................................          524,026
          4,623  BB&T Corporation..........................................................          312,919
          7,396  Capital One Financial.....................................................          583,360
          3,190  CCB Financial Corporation.................................................          352,694
          5,547  Crestar Financial Corporation.............................................          327,966
         11,095  Federal Realty Investments Trust..........................................          272,521
          5,547  First Union Corporation...................................................          314,792
          1,849  General RE Corporation....................................................          407,936
          3,698  Markel Corporation(a) ....................................................          639,523
         20,340  MGI Properties Inc........................................................          499,601
          9,237  The Pioneer Group, Inc....................................................          288,656
         18,491  United Dominion Realty....................................................          268,120
          4,623  Wachovia Corporation......................................................          392,088
                                                                                              ---------------
                                                                                                   5,184,202
                                                                                              ---------------
                 Food/Beverages -- 3.1%
          7,396  Anheuser-Busch Company, Inc...............................................          342,527
          5,547  Coca-Cola Company.........................................................          429,546
                                                                                              ---------------
                                                                                                     772,073
                                                                                              ---------------
                 Oil/Energy -- 11.0%
          3,236  Amoco Corporation.........................................................          279,510
          3,328  Atlantic Richfield Company................................................          261,664
          4,623  Chevron Corporation.......................................................          371,285
          6,934  Enron Corporation.........................................................          321,564
          4,623  Mobil Corporation.........................................................          354,237
          5,547  Schlumberger Limited......................................................          420,185
          9,246  Tidewater, Inc............................................................          405,090
          9,246  Valero Energy Corporation.................................................          308,585
                                                                                              ---------------
                                                                                                   2,722,120
                                                                                              ---------------
                 Retail Stores -- 3.4%
          9,246  Circuit City Stores, Inc..................................................          395,267
         12,482  Walgreen Company..........................................................          439,210
                                                                                              ---------------
                                                                                                     834,477
                                                                                              ---------------
                 Utilities -- 1.9%
         11,095  SBC Communications, Inc...................................................          484,019
                                                                                              ---------------

                 Total Common Stocks (Cost $21,057,788) ...................................    $  22,565,409
                                                                                              ---------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
                                                                                                  Market
      Shares     CLOSED-END MUTUAL FUNDS -- 0.6%                                                    Value
-------------------------------------------------------------------------------------------------------------
          7,555  Central European Equity Fund (Cost $137,449)..............................    $     148,739
                                                                                              ---------------

                 Total Investments at Value (Cost $21,195,237)-- 91.9% ....................    $  22,714,148
                                                                                              ---------------
=============================================================================================================
      Face                                                                                         Market
     Amount      REPURCHASE AGREEMENTS(b)-- 2.7%                                                    Value
-------------------------------------------------------------------------------------------------------------
$     657,000    Star Bank, N.A., 5.25%, dated 03/31/98, due 04/01/98,
                 repurchase proceeds $657,096 (Cost $657,000)..............................    $     657,000
                                                                                              ---------------

                 Total Investments and Repurchase Agreements at Value-- 94.6% .............    $  23,371,148

                 Other Assets in Excess of Liabilities-- 5.4% .............................        1,323,027
                                                                                              ---------------

                 Net Assets-- 100.0% ......................................................    $  24,694,175
                                                                                              ===============

(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
    due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00%, due 01/20/24. The
    aggregate market value of the collateral at March 31, 1998 was $28,948,985.
    The Fund's pro-rata interest in the collateral at March 31, 1998 was $665,827.


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 1998
================================================================================
1.  Significant Accounting Policies
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
===============================================================================
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $21,195,237 as of March 31, 1998:


-------------------------------------------------------------------------------
Gross unrealized appreciation.................................   $   1,653,917
Gross unrealized depreciation.................................        (135,006)
                                                                --------------
Net unrealized appreciation...................................   $   1,518,911
                                                                ==============
-------------------------------------------------------------------------------

2.  Investment Transactions
During the period ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,618,434 and $445,769, respectively.

3.  Transactions with Affiliates
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets.

The Adviser currently intends to limit the total operating expenses of the Fund to 1.15% of its average daily net assets. Accordingly, the Adviser voluntarily waived its entire investment advisory fee of $24,350 and reimbursed the Fund for $7,571 of other operating expenses for the period ended March 31, 1998. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
===============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio



         We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and financial highlights for the period January 15, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.


                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998